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INDEX TO FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Securities Act File No. 333-197004

            PROSPECTUS SUPPLEMENT
(to Prospectus dated September 18, 2014)

5,000,000 Shares

New Mountain Finance Corporation

Common Stock

            We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

            The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

            We are offering for sale 5,000,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 750,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions.

            Our common stock is listed on the New York Stock Exchange under the symbol "NMFC". On October 21, 2014, the last reported sales price on the New York Stock Exchange for our common stock was $14.85 per share.

            An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest in are subject to special risks. See "Risk Factors" beginning on page 28 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

            This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement and the accompanying prospectus.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public Offering Price	$14.5300	$72,650,000
Sales Load paid by us (Underwriting Discounts and Commissions)(1)(3)	$0.1800	$900,000
Proceeds to us (before expenses)(1)	$14.3500	$71,750,000
Sales Load payable to the underwriters by Investment Adviser (Underwriting Discounts and Commissions)(1)(3)	$0.2500	$1,250,000

(1)
New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") has agreed to bear $1,250,000, or $0.25 per share, of sales load only in connection with this offering, which is reflected in the above table. All payments made by the Investment Adviser will not be subject to reimbursement by us. All other expenses of the offering will be borne by us. We will incur approximately $344,367 of estimated expenses in connection with this offering.

(2)
To the extent that the underwriters sell more than 5,000,000 shares of our common stock, the underwriters have the option to purchase up to an additional 750,000 shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price, sales load payable by us, proceeds to us and sales load payable by the Investment Adviser will be $83,547,500, $1,035,000, $82,512,500, and $1,437,500, respectively, which will not be subject to reimbursement by us. See "Underwriting".

(3)
See "Underwriting" for details of compensation to be received by the underwriters.

The underwriters expect to deliver the shares against payment in New York, New York on or about October 28, 2014.

Joint-Lead Bookrunners

Goldman, Sachs & Co.              Wells Fargo Securities              Morgan Stanley

Co-Lead Managers

Baird	Keefe, Bruyette & Woods A Stifel Company

Co-Managers

BB&T Capital Markets              Janney Montgomery Scott              Oppenheimer & Co.

Prospectus Supplement dated October 23, 2014

S-i

SAFEKEEPING AGENT, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	188
BROKERAGE ALLOCATION AND OTHER PRACTICES	188
LEGAL MATTERS	188
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	188
AVAILABLE INFORMATION	189
PRIVACY NOTICE	189
INDEX TO FINANCIAL STATEMENTS	F-1

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

          You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

          This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections of this prospectus supplement and the accompanying prospectus before you make an investment decision. Unless otherwise indicated, all information included in this prospectus supplement assumes no exercise by the underwriters of their option to purchase up to an additional 750,000 shares of our common stock.

S-iii

 PROSPECTUS SUPPLEMENT SUMMARY

          This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It may not contain all the information that is important to you. For a more complete understanding, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents to which we have referred in this prospectus supplement, together with the accompanying prospectus, including the risks set forth under "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.

          In this prospectus supplement, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company. References to NMF Holdings include its wholly-owned subsidiary, NMF SLF, unless the context otherwise requires. References to NMF Holdings exclude NMF SLF when referencing NMF Holdings' common membership units, board of directors, and credit facility or leverage;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA and Morgan Stanley Bank, N.A., dated June 4, 2014 (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "Credit Facilities" refers to the Holding Credit Facility and the SLF Credit Facility, collectively; and

  •
  "Convertible Notes" refers to the our convertible notes issued on June 3, 2014 under an indenture between us and U.S. Bank National Association.

          For the periods prior to and as of March 31, 2014, all financial information provided in this prospectus supplement and accompanying prospectus reflect our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring" in the accompanying prospectus, where NMF Holdings functioned as the operating company.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations" in the accompanying prospectus. For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring" in the accompanying prospectus.

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to us. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling approximately $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          On May 19, 2011, we priced our initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with our IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF SLF is a Delaware limited liability company. NMF SLF is a wholly-owned subsidiary of us and is bankruptcy-remote and non-recourse to us. During 2014, we established wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora") and NMF YP Holdings Inc. ("NMF YP"), which are structured as Delaware entities that serve as tax blockers that hold equity or equity-like

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of September 30, 2014.

investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blockers are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. We have a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned subsidiaries.

          The diagram below depicts our organizational structure as of October 21, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2014, our top five industry concentrations were education, software, business services, distribution & logistics and energy.

          The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments,

and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of June 30, 2014, our net asset value was $762.6 million and our portfolio had a fair value of approximately $1,310.9 million in 67 portfolio companies, with a weighted average yield to maturity at cost ("Yield to Maturity at Cost") of approximately 10.7%. This Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the accounting principles generally accepted in the United States of America ("GAAP") cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of June 30, 2014, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which, as of September 29, 2014, is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. In addition, the executive officers and certain investment professionals are invited to all Investment Committee meetings. The Investment Committee is responsible for approving all of our investment purchases above $10.0 million. The Investment Committee also approves all asset dispositions above $10.0 million. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Recent Developments

Dividend

          On July 30, 2014, our board of directors declared a special distribution of $0.12 per share, which was paid on September 3, 2014 to holders of record as of August 20, 2014.

          On August 5, 2014, our board of directors declared a third quarter 2014 distribution of $0.34 per share, which was paid on September 30, 2014 to holders of record as of September 16, 2014.

U.S. Small Business Administration

          On August 1, 2014, our wholly-owned subsidiary, SBIC LP received approval for a license from the United States Small Business Administration to operate a Small Business Investment Company.

Preliminary Estimates of Net Asset Value and Adjusted Net Investment Income

          Set forth below is a preliminary estimate of our net asset value per share as of October 22, 2014 and a preliminary estimate of our adjusted net investment income per share range for the three months ended September 30, 2014. The following estimates are not a comprehensive statement of our financial condition or results for the period from December 31, 2013 through September 30, 2014. We advise you that our actual results for the three and nine months ended September 30, 2014 may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates or changes in the businesses to whom we have made loans, which may arise between now and the time that our financial results for the three and nine months ended September 30, 2014 are finalized. This information is inherently uncertain.

          As of the date of this prospectus supplement, we currently expect that our adjusted net investment income per share was between $0.34 and $0.35 for the three months ended September 30, 2014.

          As of the date of this prospectus supplement, we estimate that our net asset value per share as of October 22, 2014 is approximately $14.35 which reflects developments in our investment portfolio since June 30, 2014 including a partial write-down related to UniTek Global Services, Inc. ("UniTek") due to developments described below.

          The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

UniTek Global Services, Inc.

          One of our portfolio companies, UniTek, announced on October 21, 2014 that it had agreed to terms of a comprehensive debt restructuring with its lenders. To implement the restructuring, UniTek intends to file a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which will be filed prior to November 11, 2014.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than

10 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution and logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and President and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, President, Chief Operating Officer and Managing Director of New Mountain Capital, was previously co-head of Goldman, Sachs & Co.'s United States ("U.S.") mezzanine debt team. John Kline, our Chief Operating Officer and Executive Vice President and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facilities

          The amounts available under the Credit Facilities are generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. For a detailed discussion of the Credit Facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources" in the accompanying prospectus.

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200.0%. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation" in the accompanying prospectus. NMF Holdings and NMF SLF have long term liabilities related to the Credit Facilities.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material Federal Income Tax Considerations" in the accompanying prospectus. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment. See discussion on distributions within "Price Range of Common Stock and Distributions" in the accompanying prospectus.

Risks

          An investment in our common stock involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock. The value of our assets, as well as the market price of our common stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in our common stock involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depends on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We may not be able to pay distributions on our common stock, our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of its common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in the accompanying prospectus for periods prior to and as of March 31, 2014 in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior Securities" and "Portfolio Companies" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus supplement and accompanying prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus supplement and accompanying prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

 THE OFFERING

Common Stock Offered by us	5,000,000 shares, excluding 750,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Shares of Our Common Stock Currently Outstanding	52,168,320 shares.
Shares of Our Common Stock Outstanding After This Offering

57,168,320 shares, excluding 750,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters. This amount does not include any shares which may be issuable upon conversion of existing securities.

Use of Proceeds

We intend to use the net proceeds from this offering primarily for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock offered by us for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. We expect it will take up to three months for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See "Use of Proceeds" in this prospectus supplement.

New York Stock Exchange Symbol	"NMFC"

Investment Advisory Fees

We pay the Investment Adviser a fee for its services under an amended and restated investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. See "Investment Management Agreement" in the accompanying prospectus.

Administrator

The Administrator serves as the administrator for us and arranges office space for us and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). See "Administration Agreement" in the accompanying prospectus.

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions" in this prospectus supplement and the accompanying prospectus.

Taxation of NMFC

We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material Federal Income Tax Considerations" in the accompanying prospectus.

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of our common stock will be automatically reinvested by us in additional shares of our common stock. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan" in the accompanying prospectus.

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement" in the accompanying prospectus.

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors" in this prospectus supplement and the accompanying prospectus.

Anti-Takeover Provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures" in the accompanying prospectus.

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	1.2%	(1)
Offering expenses borne by us (as a percentage of offering price)	0.5%	(2)
Dividend reinvestment plan fees	N/A	(3)

Total stockholder transaction expenses (as a percentage of offering price)	1.7%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.5%	(4)
Incentive fees payable under the Investment Management Agreement	2.8%	(5)
Interest payments on borrowed funds	2.2%	(6)
Other expenses	0.9%	(7)

Total annual expenses	8.4%	(8)

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$55	$165	$272	$532

          The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$65	$190	$312	$596

          The example assumes a sales load borne by us of 1.2%. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding the dividend reinvestment plan.

(1)
The Investment Adviser has agreed to bear $0.25 per share, or approximately 1.7% of the offering price, of sales load in connection with this offering, which is not reflected in the above table and will not be subject to reimbursement by us. There is no guaranty that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)
The offering expenses of this offering are estimated to be approximately $344,367.

(3)
The de minimus expenses of the dividend reinvestment plan are included in "other expenses".

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The base management fees reflected in the table above is based on the six months ended June 30, 2014. See "Investment Management Agreement" in the accompanying prospectus.

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the incentive fees earned by the Investment Adviser during the six months ended June 30, 2014 and includes accrued capital gains incentive fee. These accrued capital gains incentive fees would be paid by us if we ceased operations on June 30, 2014 and liquidated our investments at the June 30, 2014 valuation. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the six months ended June 30, 2014. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of the accompanying prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of June 30, 2014, we had $238.1 million, $215.0 million and $115.0 million of indebtedness outstanding under the Holdings Credit Facility, the SLF Credit Facility and the Convertible Notes, respectively. For purposes of this calculation, we have assumed the June 30, 2014 amounts outstanding under the Credit Facilities and Convertible Notes, and have computed interest expense using an assumed interest rate of 2.9% for the Holdings Credit Facility, 2.2% for the SLF Credit Facility and 5.0% for the Convertible Notes, which were the rates payable as of June 30, 2014. See "Senior Securities" in the accompanying prospectus. In addition, on June 4, 2014, we entered into a $50.0 million senior secured revolving credit facility maturing June 4, 2019, provided by Goldman Sachs Bank USA, which did not have any debt outstanding as of June 30, 2014. For purposes of this calculation, we have assumed $25.0 million to be outstanding and have computed interest expense using an assumed interest rate of 2.7%.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. This expense ratio does not include any expense cap. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. See "Administration Agreement" in the accompanying prospectus.

(8)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward- looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

  •
  the preliminary estimates of our net asset value;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. However, we will update this prospectus supplement to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

CAPITALIZATION

          The following table sets forth our capitalization as of June 30, 2014:

  •
  on an actual basis; and

  •
  on an as adjusted basis to give effect to the sale of 5,000,000 shares of our common stock by us in this offering at a public offering price of $14.53 per share, after deducting the estimated sales load (underwriting discounts and commissions) of approximately $0.9 million and estimated offering expenses of approximately $0.4 million payable by us. The Investment Adviser has agreed to bear $1.25 million, or approximately 1.7% of the offering price, of sales load in connection with this offering, which is not reflected in the below table and will not be subject to reimbursement by us.

          You should read this table together with "Use of Proceeds" and the financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2014
	Actual (unaudited)	As Adjusted (unaudited)
	(in thousands)
Assets:
Cash and cash equivalents	$21,665	$93,071
Investments at fair value	1,310,872	1,310,872
Other assets	25,575	25,230

Total assets	$1,358,112	$1,429,173

Liabilities:
Credit facilities payable	$453,101	$453,101
Convertible Notes	115,000	115,000
Other liabilities	27,456	27,111

Total liabilities	$595,557	$595,212

Net assets	$762,555	$833,961

Net assets:
Preferred stock, par value $0.01 per share; 2,000,000 shares authorized, none issued		$—
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 57,168,320 shares outstanding		572
Paid in capital in excess of par		803,969
Accumulated undistributed net realized gains on investments		11,942
Net unrealized appreciation (depreciation) of investments (net of provision for taxes)		17,478
Total net assets		833,961

 USE OF PROCEEDS

          We estimate that we will receive net proceeds from the sale of the 5,000,000 shares of our common stock in this offering of approximately $71.4 million, after deducting estimated offering expenses of approximately $0.4 million payable by us and underwriting discounts and commissions of approximately $0.9 million. In addition, the Investment Adviser has agreed to bear $1.25 million of sales load in connection with this offering, which will not be subject to reimbursement by us.

          We intend to use the net proceeds from this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock sold in this offering for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.

          We expect that it will take up to three months for us to substantially invest the net proceeds from this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments.

UNDERWRITING

          We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC are the representatives of the underwriters.

Underwriter	Number of Shares
Goldman, Sachs & Co.	1,500,000
Wells Fargo Securities, LLC	1,500,000
Morgan Stanley & Co. LLC	1,000,000
Robert W. Baird & Co. Incorporated	275,000
Keefe, Bruyette & Woods, Inc.	275,000
BB&T Capital Markets, a division of BB&T Securities, LLC	150,000
Janney Montgomery Scott LLC	150,000
Oppenheimer & Co. Inc.	150,000

Total	5,000,000

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 750,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions (sales load) to be paid to the underwriters by us. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 750,000 additional shares. In addition, the Investment Adviser has agreed to bear $1,250,000, or $0.25 per share, of the underwriting discounts and commissions (sales load) in this offering, which is also reflected in the following table and will not be subject to reimbursement by us.

	Sales Load by Us		Sales Load by Investment Adviser
	No Exercise
		Full Exercise	No Exercise	Full Exercise
Per Share	$0.1800	$0.1800	$0.2500	$0.2500
Total	$900,000	$1,035,000	$1,250,000	$1,437,500

          Because the Financial Industry Regulatory Authority, or FINRA, views the common stock offered hereby as interests in a direct participation program, the offering is being made in compliance with the requirements of FINRA Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 10.0% of gross proceeds of this offering. Investor suitability with respect to the common stock should be judged similarly to suitability with respect to other securities that are listed for trading on a national securities exchange.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve securities and instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.0000 per share from the public offering price. If all the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          We, each of our officers and directors and each of the members of the Investment Adviser's investment committee have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of our common stock during the period from the date of this prospectus supplement continuing through the date 60 days after the date of this prospectus supplement, except with the prior written consent of Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC.

          The 60 day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 60 day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 60 day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 60 day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event. Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC, in their sole discretion, may release the common stock and other securities subject to the lock-up agreements described above in whole or in part at any time.

          Our common stock is listed on the New York Stock Exchange under the symbol "NMFC".

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the company's stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that the offering expenses that will be borne by us in connection with the sale of shares of our common stock offered by us in this offering will be approximately $344,367. The Investment Adviser has agreed to bear $0.25 per share, or approximately 1.7% of the offering price, of underwriting discounts and commissions (sales load) in connection with this offering, which will not be subject to reimbursement by us.

          We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

          The underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, perform various financial advisory and investment banking services for us, for which they will receive customary fees and expenses. In addition, an affiliate of Wells Fargo Securities, LLC is a lender under the Credit Facilities and affiliates of Goldman, Sachs & Co. and Morgan Stanley & Co. LLC are lenders under the NMFC Credit Facility.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          We intend to use the net proceeds from the sale of shares of our common stock sold in this offering primarily for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock sold in this offering for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital needs. Affiliates of Wells Fargo Securities, LLC are lenders under the Credit Facilities and Goldman, Sachs & Co. is a lender under the NMFC Credit Facility. Accordingly, affiliates of Wells Fargo Securities, LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC may receive more than 5.0% of the net proceeds of this offering to the extent such proceeds are used to temporarily repay outstanding indebtedness under the Credit Facilities or the NMFC Credit Facility.

          The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282, the principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202 and the principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036.

          Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a United Kingdom incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, District of Columbia. Certain legal matters in connection with the shares of common stock offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Fried, Frank, Harris, Shriver & Jacobson LLP represents New Mountain Capital, L.L.C. and its portfolio companies from time to time in the ordinary course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013, which is included in the accompanying prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in the accompanying prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements of New Mountain Finance Holdings, L.L.C. as of December 31, 2013, 2012 and 2011 and for each of the three years ended December 31, 2013, and the financial statements of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2013, 2012 and 2011, for the years ended December 31, 2013, 2012 and for the period from May 19, 2011 (Commencement of Operations) to December 31, 2011, including the Senior Securities table, included in the accompanying prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table as of December 31, 2013, 2012,

2011, 2010 and 2009 have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

PROSPECTUS

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

          New Mountain Finance Corporation ("NMFC") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. NMFC's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, NMFC's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

          The securities that NMFC invests in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of NMFC. NMFC's investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to NMFC if interest rates rise. In addition, some of NMFC's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. NMFC's debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value NMFC's investments.

          NMFC may offer, from time to time, in one or more offerings or series, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

          In the event NMFC offers common stock, the offering price per share of NMFC's common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of NMFC's common stock at the time we make the offering. However, NMFC may issue shares of its common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to NMFC's existing stockholders, (ii) with the prior approval of the majority of NMFC's common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

          The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

          In addition, this prospectus relates to 2,172,000 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders". Sales of NMFC's common stock by the selling stockholders, which may occur at prices below the net asset value per share of NMFC's common stock, may adversely affect the market price of NMFC's common stock and may make it more difficult for NMFC to raise capital.

          The selling stockholders identified under "Selling Stockholders" acquired their respective shares of NMFC's common stock either through (i) the concurrent private placement to certain affiliates of NMFC in connection with NMFC's initial public offering or (ii) the formation transactions completed immediately prior to NMFC's initial public offering. Each offering by the selling stockholders of their shares of NMFC's common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholders that are participating in such offering. NMFC will not receive any proceeds from the sale of shares of NMFC's common stock by any of the selling stockholders.

          NMFC's common stock is traded on the New York Stock Exchange under the symbol "NMFC". On August 28, 2014, the last reported sales price on the New York Stock Exchange for NMFC's common stock was $15.21 per share. Based on this last reported sales price of NMFC's common stock, the aggregate market value of the shares of NMFC's common stock held by the selling stockholders identified under "Selling Stockholders" is approximately $33.0 million.

          An investment in NMFC's common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which NMFC invests are subject to special risks. See "Risk Factors" beginning on page 28 to read about factors you should consider, including the risk of leverage, before investing in NMFC's common stock.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          This prospectus may not be used to consummate sales of NMFC's securities unless accompanied by a prospectus supplement.

          Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about NMFC that a prospective investor ought to know before investing in NMFC's securities. NMFC files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting NMFC by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

September 18, 2014

        You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), NMFC may offer, from time to time, in one or more offerings, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of the offering. In addition, this prospectus relates to 2,172,000 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders". The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that NMFC may conduct pursuant to this prospectus. Each time NMFC uses this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

        Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections before you make an investment decision.

ii

PROSPECTUS SUMMARY

        The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption "Risk Factors" in this prospectus and any accompanying prospectus supplement and the information set forth under the caption "Available Information" in this prospectus.

        In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including its wholly-owned direct and indirect subsidiaries;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company. References to NMF Holdings include its wholly-owned subsidiary, NMF SLF, unless the context otherwise requires. References to NMF Holdings exclude NMF SLF when referencing NMF Holdings' common membership units, board of directors, and credit facility or leverage;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV is the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to NMFC's Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, dated June 4, 2014 (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "Credit Facilities" refers to the Holding Credit Facility and the SLF Credit Facility, collectively; and

  •
  "Convertible Notes" refers to the NMFC's convertible notes issued on June 3, 2014 under an indenture between NMFC and U.S. Bank National Association.

        For the periods prior to and as of March 31, 2014, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company.

 Overview

        NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations." For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring."

        Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of June 30, 2014, which includes total assets held by NMFC. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

        On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

        NMF SLF is a Delaware limited liability company. NMF SLF is a wholly owned subsidiary of the Company and is bankruptcy-remote and non-recourse to NMFC. During 2014, the Company established wholly owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora") and NMF YP Holdings Inc. ("NMF YP"), which are structured as Delaware entities that serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blockers are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. The Company has a wholly owned subsidiary, New Mountain Finance Servicing, L.L.C. that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly owned subsidiaries of the Company.

        The diagram below depicts our organizational structure as of August 28, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

        Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2014, our top five industry concentrations were education, software, business services, distribution & logistics and energy.

        The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

        As of June 30, 2014, our net asset value was $762.6 million and our portfolio had a fair value of approximately $1,310.9 million in 67 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.7%. This Yield to Maturity at Cost ("Yield to Maturity at Cost") calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

        On July 30, 2014, the Company's board of directors declared a special distribution of $0.12 per share payable on September 3, 2014 to holders of record as of August 20, 2014.

        On August 1, 2014, the Company's wholly-owned subsidiary, SBIC LP received approval for a license from the United States Small Business Administration to operate a Small Business Investment Company.

        On August 5, 2014, the Company's board of directors declared a third quarter 2014 distribution of $0.34 per share payable on September 30, 2014 to holders of record as of September 16, 2014.

The Investment Adviser

        The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of June 30, 2014, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

        The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $5.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. In addition, the executive officers and certain investment professionals are invited to all Investment Committee meetings. The Investment Committee is responsible for approving all of our investment purchases above $5.0 million. The Investment Committee also approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

 Competitive Advantages

        We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

        In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

        We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

        In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

        The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and President and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, President, Chief Operating Officer and Managing Director of New Mountain Capital, was previously co-head of Goldman, Sachs & Co.'s United States ("U.S.") mezzanine debt team. John Kline, our Chief Operating Officer and Executive Vice President and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

        Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

        We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

        New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facilities

        The amounts available under the Credit Facilities are generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. For a detailed discussion of the Credit Facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations—Liquidity and Capital Resources".

Market Opportunity

        We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Operating and Regulatory Structure

        NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and is required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200.0%. NMFC includes the assets and liabilities of its consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation" in this prospectus. NMF Holdings and NMF SLF have long term liabilities related to the Credit Facilities.

        NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material Federal Income Tax Considerations" in this prospectus. As a RIC, NMFC generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. NMFC intends to distribute to its stockholders substantially all of its annual taxable income.

Risks

        An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to NMFC stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in NMFC. Investing in NMFC involves other risks, including the following:

  •
  We may suffer credit losses.

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital.

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value.

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

  •
  Our business, results of operations and financial condition depends on our ability to manage future growth effectively.

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

  •
  Changes in interest rates may affect our cost of capital and net investment income.

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business.

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interests.

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

  •
  We may not be able to pay distributions on our common stock, our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  The market price of NMFC's common stock may fluctuate significantly.

  •
  Sales of substantial amounts of NMFC's common stock in the public market may have an adverse effect on the market price of its common stock.

  Company Information

        Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

 Presentation of Historical Financial Information and Market Data

Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of March 31, 2014 in "Selected Financial and Other Data," "Selected Quarterly Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

        Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

 THE OFFERING

        NMFC may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than NMFC's net asset value per share (i) in connection with a rights offering to NMFC's existing stockholders, (ii) with the prior approval of the majority of NMFC's common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of NMFC's common stock below net asset value may be dilutive to the net asset value of NMFC's common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus". In addition, this prospectus relates to 2,172,000 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders". Sales of NMFC's common stock by the selling stockholders, which may occur at prices below the net asset value per share of NMFC's common stock, may adversely affect the market price of NMFC's common stock and may make it more difficult for NMFC to raise capital.

        NMFC's securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

        Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".

We will not receive any proceeds from any sale of common stock by the selling stockholders identified under "Selling Stockholders".
New York Stock Exchange Symbol	"NMFC"
Investment Advisory Fees

We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. See "Investment Management Agreement".

Administrator

The Administrator serves as the administrator for us and arranges office space for us and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). See "Administration Agreement".

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions".

Taxation of NMFC

We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material Federal Income Tax Considerations".

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of our common stock will be automatically reinvested by us in additional shares of our common stock. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors".

Anti-Takeover Provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Our Capital Stock—Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we" or "NMFC" will pay fees or expenses, NMFC will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in NMFC. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.6	%(4)
Incentive fees payable under the Investment Management Agreement	3.1	%(5)
Interest payments on borrowed funds	2.4	%(6)
Other expenses	1.0	%(7)

Total annual expenses	9.1	%(8)

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$60	$178	$292	$566

        The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

        While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$69	$204	$332	$628

        The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering, including each underwritten offering by any of the selling stockholders identified under "Selling Stockholders", will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
The de minimus expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The base management fees reflected in the table above is based on the six months ended June 30, 2014. See "Investment Management Agreement."

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the incentive fees earned by the Investment Adviser during the six months ended June 30, 2014 and includes accrued capital gains incentive fee. These accrued capital gains incentive fees would be paid by us if we ceased operations on June 30, 2014 and liquidated our investments at the June 30, 2014 valuation. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the six months ended June 30, 2014. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of June 30, 2014, we had $238.1 million, $215.0 million and $115.0 million of indebtedness outstanding under the Holdings Credit Facility, the SLF Credit Facility and the Convertible Notes, respectively. For purposes of this calculation, we have assumed the June 30, 2014 amounts outstanding under the Credit Facilities and Convertible Notes, and have computed interest expense using an assumed interest rate of 2.9% for the Holdings Credit Facility, 2.2% for the SLF Credit Facility and 5.0% for the Convertible Notes, which were the rates payable as of June 30, 2014. See "Senior Securities" in this prospectus. In addition, on

  June 4, 2014, NMFC entered into a $50.0 million senior secured revolving credit facility maturing June 4, 2019, provided by Goldman Sachs Bank USA, which did not have any debt outstanding as of June 30, 2014. For purposes of this calculation, we have assumed $25.0 million to be outstanding and have computed interest expense using an assumed interest rate of 2.7%.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. This expense ratio does not include any expense cap. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. See "Administration Agreement."

(8)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

 SELECTED FINANCIAL AND OTHER DATA

        The selected financial data should be read in conjunction with the respective financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 has been derived from our financial statements that were audited by Deloitte & Touche, LLP, an independent registered public accounting firm. The financial information at and for the six months ended June 30, 2014 was derived from our unaudited financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus for more information.

        The below selected financial and other data is for NMFC.

  (in thousands except shares and per share data)

				Period from May 19, 2011 (commencement of operations) to December 31, 2011
	Six months ended June 30, 2014	Years ended December 31,
New Mountain Finance Corporation		2013	2012
Statement of Operations Data:
Investment income	$20,469	$—	$—	$—
Investment income allocated from NMF Holdings	43,678	90,876	$37,511	$13,669
Net expenses	9,992	—	—	—
Net expenses allocated from NMF Holdings	20,808	40,355	17,719	5,324
Net investment income	33,347	50,521	19,792	8,345
Net realized losses on investments	(1,067)	—	—	—
Net realized and unrealized gains (losses) allocated from NMF Holdings	9,508	11,443	12,087	(4,235)
Net change in unrealized appreciation (depreciation) of investments	5,708	—	—	—
Provision for taxes on unrealized appreciation of investments	(386)	—	—	—
Net change in unrealized (depreciation) appreciation of investment in NMF Holdings	—	(44)	(95)	6,221
Net increase (decrease) in net assets resulting from operations	47,110	61,920	31,784	10,331
Per share data:
Net asset value	$14.65	$14.38	$14.06	$13.60
Net increase (decrease) in net assets resulting from operations (basic)	0.95	1.76	2.14	0.97
Net increase (decrease) in net assets resulting from operations (diluted)	0.94	1.79	2.18	0.38
Dividends declared(1)	0.68	1.48	1.71	0.86
Balance sheet data:
Total assets	$1,358,112	$650,107	$345,331	$145,487
Holdings Credit Facility	238,101	N/A	N/A	N/A
SLF Credit Facility	215,000	N/A	N/A	N/A
Convertible Notes	115,000	N/A	N/A	N/A
Total net assets	762,555	650,107	341,926	145,487
Other data:
Total return at market value(2)	3.43%	11.62%	24.84%	4.16%
Total return at net asset value(3)	5.87%	13.27%	16.61%	2.82%
Number of portfolio companies at period end	67	N/A	N/A	N/A
Total new investments for the period(4)	317,030	N/A	N/A	N/A
Investment sales and repayments for the period(4)	138,519	N/A	N/A	N/A
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(5)	10.7%	N/A	N/A	N/A
Weighted average shares outstanding for the period (basic)	49,343,462	35,092,722	14,860,838	10,697,691
Portfolio turnover(4)	11.39%	N/A	N/A	N/A

(1)
Dividends declared in the year ended December 31, 2013 include a $0.12 per share special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per share special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per share special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability.

(2)
For the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the year and assuming a purchase of common stock at IPO, respectively, and a sale on the closing of the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

(3)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(4)
For the six months ended June 30, 2014, amounts include the investment activity of the Predecessor Operating Company and the Company.

(5)
The weighted average Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

        As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth selected financial and other data for NMF Holdings when it was the Predecessor Operating Company.

  (in thousands except units and per unit data)

	Three months ended March 31, 2014
		Years ended December 31,
New Mountain Finance Holdings, L.L.C.		2013	2012	2011	2010	2009
Statement of Operations Data:
Total investment income	$30,918	$114,912	$85,786	$56,523	$41,375	$21,767
Net expenses	14,633	51,235	40,569	17,998	3,911	1,359
Net investment income	16,285	63,677	45,217	38,525	37,464	20,408
Net realized and unrealized gains (losses)	7,594	15,247	28,779	(6,848)	26,328	105,272
Net increase (decrease) in net assets resulting from operations	23,879	78,924	73,996	31,677	63,792	125,680
Per unit data:
Net asset value	$14.53	$14.38	$14.06	$13.60	N/A	N/A
Net increase (decrease) in net assets resulting from operations (basic and diluted)	0.50	1.79	2.18	1.02	N/A	N/A
Dividends declared(1)	0.34	1.48	1.71	0.86	N/A	N/A
Balance sheet data:
Total assets	$1,219,404	$1,147,841	$1,025,564	$730,579	$460,224	$330,558
Holdings Credit Facility	271,825	221,849	206,938	129,038	59,697	77,745
SLF Credit Facility	215,000	214,668	214,262	165,928	56,936	—
Total net assets	697,148	688,516	569,939	420,502	241,927	239,441
Other data:
Total return at net asset value(2)	3.47%	13.27%	16.61%	10.09%	26.54%	76.38%
Number of portfolio companies at period end	60	59	63	55	43	24
Total new investments for the period	$158,682	$529,307	$673,218	$493,331	$332,708	$268,382
Investment sales and repayments for the period	$102,436	$426,561	$423,874	$231,962	$258,202	$125,430
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(3)	10.9%	11.0%	10.3%	10.7%	—	—
Weighted average Yield to Maturity on debt portfolio at period end (unaudited)(4)	—	10.6%	10.1%	10.7%	— (5)	— (5)
Weighted average Adjusted Yield to Maturity on debt portfolio at period end (unaudited)	— (6)	— (6)	— (6)	13.1%	12.5%	12.7%
Weighted average common membership units outstanding for the period	47,897,485	44,021,920	34,011,738	30,919,629 (7)	N/A	N/A
Portfolio turnover	8.77%	40.52%	52.02%	42.13%	76.69%	57.50%

N/A—Fund was not unitized as of December 31, 2010 and December 31, 2009.

(1)
Dividends declared in the year ended December 31, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per unit special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per unit special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability. Actual cash payments on the dividends declared to AIV Holdings only, for the quarters ended March 31, 2012, June 30, 2012, December 31, 2012 and March 31, 2013, were made on April 4, 2012, July 9, 2012, January 7, 2013 and April 5, 2013 respectively.

(2)
For the three months ended March 31, 2014 and the years ended December 31, 2013 and December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to the last day of the year, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the years ended December 31, 2010 and December 31, 2009, total return is the ratio of net income compared to capital, adjusted for capital contributions and distributions.

(3)
The weighted average Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). The weighted average Yield to Maturity at Cost was not calculated prior to NMFC's IPO.

(4)
The weighted average Yield to Maturity calculation assumes that all investments not on non-accrual are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The weighted average Yield to Maturity was not calculated subsequent to December 31, 2013.

(5)
Prior to NMFC's IPO, for yield calculation purposes, NMF SLF was treated as a fully levered asset of NMF Holdings with NMF SLF's net asset value being included in the yield to maturity calculations. Since NMF SLF is consolidated in accordance with GAAP, at the time of the IPO, NMF Holdings began using the weighted average Yield to Maturity concept instead of the "Adjusted Yield to Maturity" concept for yield calculation purposes.

(6)
"Adjusted Yield to Maturity" assumes that the investments in NMF Holdings' portfolio are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage, except for the non-recourse debt of NMF SLF. NMF SLF is treated as a fully levered asset of NMF Holdings, with NMF SLF's net asset value being included for yield calculation purposes.

(7)
Weighted average common membership units outstanding presented from May 19, 2011 to December 31, 2011, as the fund became unitized on May 19, 2011, the IPO date.

SELECTED QUARTERLY FINANCIAL DATA

        The selected quarterly financial data should be read in conjunction with the respective financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for the quarters ended June 30, 2014 and March 31, 2014 and each of the quarters for the fiscal years ended December 31, 2013, December 31, 2012 and for each of the quarters from May 19, 2011 (commencement of operations) through December 31, 2011 of NMFC. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

        The below selected quarterly financial data is for NMFC.

  (in thousands except for per share data)

	Net Investment Income and Net Investment Income allocated from NMF Holdings		Total Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share
June 30, 2014	$17,289	$0.34	$6,373	$0.12	$23,662	$0.46
March 31, 2014	16,058	0.34	7,390	0.16	23,448	0.50
December 31, 2013	$14,826	$0.33	$3,119	$0.07	$17,945	$0.40
September 30, 2013	10,803	0.29	6,664	0.17	17,467	0.46
June 30, 2013	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	7,218	0.28	8,298	0.33	15,516	0.61
December 31, 2012	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	3,430	0.32	4,758	0.45	8,188	0.77
December 31, 2011	$3,301	$0.31	$2,877	$0.27	$6,178	$0.58
September 30, 2011	3,460	0.32	(7,353)	(0.68)	(3,893)	(0.36)
June 30, 2011	1,584	0.15	6,462	0.60	8,046	0.75
March 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A

N/A—Not applicable, as NMFC did not commence operations until May 19, 2011.

        As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth certain quarterly financial data for the quarter ended March 31, 2014 and each of the quarters for the fiscal years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 of NMF Holdings when it was the Predecessor Operating Company.

  (in thousands except for per share data)

	Investment Income		Net Investment Income		Total Net Realized Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments		Net Increase (Decrease) in Capital Resulting from Operations
Quarter Ended	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total	Per Unit
March 31, 2014	$30,918	$0.65	$16,285	$0.34	$7,594	$0.16	$23,879	$0.50
December 31, 2013	$28,645	$0.60	$15,848	$0.33	$3,213	$0.07	$19,061	$0.40
September 30, 2013	25,793	0.57	12,659	0.29	7,819	0.17	20,478	0.46
June 30, 2013	35,156	0.82	23,543	0.55	(8,719)	(0.21)	14,824	0.34
March 31, 2013	25,318	0.62	11,627	0.28	12,934	0.32	24,561	0.60
December 31, 2012	$24,713	$0.65	$13,522	$0.36	$3,478	$0.09	$17,000	$0.45
September 30, 2012	21,752	0.60	10,136	0.28	12,109	0.34	22,245	0.62
June 30, 2012	20,299	0.66	11,646	0.38	(561)	(0.02)	11,085	0.36
March 31, 2012	19,022	0.62	9,913	0.32	13,754	0.45	23,667	0.77
December 31, 2011	$17,127	$0.55	$9,540	$0.31	$8,317	$0.27	$17,857	$0.58
September 30, 2011	15,069	0.49	10,002	0.32	(21,255)	(0.68)	(11,253)	(0.36)
June 30, 2011	13,116	0.42	9,554	0.31	(899)	(0.03)	8,655	0.28
March 31, 2011	11,212	N/A	9,429	N/A	6,990	N/A	16,419	N/A
December 31, 2010	$9,820	N/A	$8,335	N/A	$7,978	N/A	$16,313	N/A
September 30, 2010	13,881	N/A	13,145	N/A	5,560	N/A	18,705	N/A
June 30, 2010	8,597	N/A	7,777	N/A	(5,349)	N/A	2,428	N/A
March 31, 2010	9,077	N/A	8,208	N/A	18,138	N/A	26,346	N/A
December 31, 2009	$7,617	N/A	$6,617	N/A	$1,617	N/A	$8,234	N/A
September 30, 2009	6,148	N/A	6,030	N/A	33,709	N/A	39,739	N/A
June 30, 2009	5,092	N/A	4,877	N/A	42,562	N/A	47,439	N/A
March 31, 2009	2,910	N/A	2,883	N/A	27,385	N/A	30,268	N/A

N/A—Not applicable, as NMF Holdings was not unitized until May 19, 2011.

 DESCRIPTION OF RESTRUCTURING

        NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

        NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations."

        Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of June 30, 2014, which includes total assets held by NMFC. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

        Until April 25, 2014, AIV Holdings was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non- diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to continue to qualify annually, as a RIC under the Code.

        On May 19, 2011, NMFC priced the IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

        Prior to the Restructuring (as defined below), NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to AIV Holdings in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

        The original structure created at the time of the IPO was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations" included in this prospectus.

        Since the IPO through February 3, 2014, NMFC completed five underwritten secondary offerings of its common stock on behalf of AIV Holdings as the selling stockholder. In connection with these five secondary offerings, AIV Holdings tendered an aggregate of 20,221,938 units of NMF Holdings held by AIV Holdings to NMFC in exchange for the net proceeds (after deducting underwriting discounts and commissions) of these five secondary offerings and NMFC issued an aggregate of 20,221,938 shares of its common stock directly to the underwriters for these five secondary offerings. AIV Holdings distributed all of the net proceeds from these five secondary offerings to its sole stockholder, Guardian AIV. With the completion of the final secondary offering on February 3, 2014, NMFC now owns 100.0% of the units of NMF Holdings, which is now a wholly-owned subsidiary of NMFC.

        As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV at the present time. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Exchange Act and to dissolve AIV Holdings under the laws of the State of Delaware.

        Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

        In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

        Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings at the present time.

        At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings, which was held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved an investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

        In addition, effective May 8, 2014, NMF Holdings amended and restated its Limited Liability Company Agreement, (as amended and restated, the "Operating Agreement") such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' existing credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with GAAP.

        Also, on May 8, 2014, NMF Holdings filed a Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings will be bankruptcy-remote and non-recourse to NMFC. In addition, the assets remaining at NMF Holdings will continue to be used to secure NMF Holdings' current credit facility.

        The diagram below depicts our organizational structure as of June 30, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of NMFC's common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

RISKS IN THE CURRENT ECONOMIC ENVIRONMENT

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition, thus affecting our financial condition and earnings.

        Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch have warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks and ongoing concerns resulting from the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, and we cannot assure you that future assistance packages will be available, or if available, sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

        On December 18, 2013, the U.S. Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve's monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

        As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

        If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, another federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

We may suffer credit losses.

        Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by the New Mountain Capital.

        We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. Our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which NMF Holdings could conduct its business in light of its investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain Capital or its affiliates. We, as a BDC and as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

        We are generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. Moreover, we may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for NMF Holdings' investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement its investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value. In addition, the fair values of our investments are determined by our board of directors in accordance with our valuation policy.

        Some of our investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by its board of directors, including to reflect significant events affecting the value of its securities. We value our investments for which we do not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by our board of directors in accordance with our valuation policy, which is at all times consistent with GAAP.

        Our board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to its material unquoted assets in accordance with our valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

        The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

        Due to this uncertainty, our fair value determinations may cause our net asset value, on any given date, to be materially understated or overstated. In addition, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value that our investments might warrant.

        We may adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

        We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky and Robert A. Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of June 30, 2014 consisted of approximately 100 staff members of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

        The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

        Other than us, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If we fail to maintain our status as a BDC or as a RIC, our operating flexibility could be significantly reduced.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

        We compete for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements that we must satisfy to obtain and maintain our RIC status. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. There are a number of new BDCs that have recently completed their initial public offerings or that have filed registration statements with the SEC, which could create increased competition for investment opportunities.

        We may lose investment opportunities if it does not match our competitors' pricing, terms and structure. With respect to the investments that we make, we do not seek to compete based primarily on the interest rates we may offer, and we believe that some of our competitors may make loans with interest rates that may be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to us and may not be in our best interests and, consequently, our stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If we are not able to compete effectively, our business, financial condition and results of operations may be adversely affected, thus affecting our business, financial condition and results of operations. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition depends on our ability to manage future growth effectively.

        Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow our rate of investment. In order to grow, we and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Adviser to make speculative investments.

        The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

        The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary to pay current distributions to our stockholders. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

        The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our Pre-Incentive Fee Adjusted Net Investment Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our Pre-Incentive Fee Adjusted Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

        We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. We are restricted from incurring additional indebtedness under the Credit Facilities, without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock dividend payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

        Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

        At June 30, 2014, we had $238.1 million, $215.0 million and $115.0 million of indebtedness outstanding under the Holdings Credit Facility, the SLF Credit Facility and the Convertible Notes, respectively. The NMFC Credit Facility did not have any debt outstanding as of June 30, 2014. The Holdings Credit Facility had a weighted average interest rate of 2.9% for the six months ended June 30, 2014 and the SLF Credit Facility had a weighted average interest rate of 2.2% for the six months ended June 30, 2014. The interest rate on the Convertible Notes is 5.0% per year.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1,358.1 million in total assets, (ii) a weighted average cost of borrowings of 3.1%, (iii) $568.1 million in debt outstanding and (iv) $762.6 million in members' capital.

Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%

Corresponding return to stockholder	(20.1)%	(11.2)%	(2.3)%	6.6%	15.5%

We may need to raise additional capital to grow.

        We may need additional capital to fund new investments and grow. We may access the capital markets periodically to issue equity securities. In addition, we may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. However, we are generally prohibited from or subject to limitations on incurring additional indebtedness, including issuing any debt securities, under the Credit Facilities, without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. Unfavorable economic conditions could increase our funding costs and limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90.0% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to obtain and maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we are unable to access the capital markets or if we are unable to borrow from financial institutions, we may be unable to grow our business and execute our business strategy fully, and our earnings, if any, could decrease, which could have an adverse effect on the value of our securities.

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

        The Credit Facilities include covenants that, subject to exceptions, among other things, generally prohibit us from or subject it to limitations on incurring additional indebtedness (including issuing any debt securities) and restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. For example, these restrictions, as currently in effect, would prohibit us from or subject us to limitations on incurring any additional indebtedness, which would include issuing any debt securities. However, in the event that we obtain any necessary approvals, consents, amendments or waivers from the lenders under the Credit Facilities to permit the issuance of debt securities, we may issue debt securities in one or more series as described under "Description of Our Debt Securities" herein. In addition, the restrictions contained in the Credit Facilities could limit our ability to make distributions to our members in certain circumstances, which could result in us failing to qualify as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

        The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable Credit Facilities that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the Credit Facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. An event of default under the Holdings Credit Facility will trigger an event of default under the SLF Credit Facility. We may not be granted waivers or amendments to the Credit Facilities if for any reason it is unable to comply with it, and we may not be able to refinance the Credit Facilities on terms acceptable to it, or at all.

        The NMFC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

        Our Convertible Notes are subject to certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions.

We may enter into reverse repurchase agreements, which are another form of leverage.

        Subject to limitations in the Credit Facilities, we may enter into reverse repurchase agreements as part of our management of our investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

        Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

        We may want to obtain additional debt financing, or need to do so upon maturity of our Credit Facilities, in order to obtain funds which may be made available for investments. We are generally prohibited from or subject to limitations on incurring additional indebtedness, including issuing any debt securities, under the Credit Facilities without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. The revolving period under the Holdings Credit Facility ends on October 27, 2014, and the Holdings Credit Facility matures on October 27, 2016. The revolving period under the SLF Credit Facility ends on October 27, 2014, and the SLF Credit Facility matures on October 27, 2016. The NMFC Credit Facility and the Convertible Notes mature on June 4, 2019 and June 15, 2019, respectively. If we are unable to increase, renew or replace any such facility and enter into a new debt financing facility or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. Further, if we are unable to obtain any necessary approvals, consents, amendments, or waivers from the lenders under the Credit Facilities to permit the issuance of debt securities, we would be prohibited from or subject to limitations on incurring any additional indebtedness, including issuing the debt securities described herein. In addition, if we are unable to repay amounts outstanding under any such facilities and declared in default or unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects us or third parties, and could materially damage our business, results of operations and financial condition.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

        As a BDC, we must maintain our ability to raise additional capital for investment purposes. If we are unable to access the capital markets or credit markets, we may be forced to curtail our business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there has been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans that we originate and/or funds and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and, consequently, could adversely impact our business, results of operations and financial condition.

        If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon it by the 1940 Act and contained in Credit Facilities. Any such failure would affect our ability to issue senior securities, including borrowings, draw on our Credit Facilities and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by our inability to access the capital or credit markets. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact our ability to comply with the financial and other covenants in any existing or future credit facilities. If we are unable to comply with these covenants, this could materially adversely affect our business, results of operations and financial condition.

Changes in interest rates may affect our cost of capital and net investment income.

        To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

The incentive fee we pay to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

        As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

RISKS RELATED TO OUR OPERATIONS

Because we intend to distribute substantially all of our income to our stockholders to obtain and maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

        In order for us to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income. As a result of these requirements, we may need to raise capital from other sources to grow our business.

        As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings, of at least 200.0%. This requirement limits the amount that we may borrow. Because we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

Our ability to enter into transactions with our affiliates is restricted.

        As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is an affiliate of ours for purposes of the 1940 Act. We are generally prohibited from buying or selling any securities (other than our securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than our securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns.

        Our executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates.

Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target, in the future, the investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

        If the Investment Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and our allocation procedures. In addition, we pay management and incentive fees to the Investment Adviser and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest in us on a "gross" basis and receive distributions on a "net" basis after our expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

        Some of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of our board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on our gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

        We have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "New Mountain." In addition, we reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, such as rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that our board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

        The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and we have agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

        Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, we have agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

        Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be materially adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days' notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

        The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition, as well as our ability to pay distributions, are likely to be adversely affected, and the market price of our common stock may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

        We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

        As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

Our ability to invest in public companies may be limited in certain circumstances.

        To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

        Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

        We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. If our asset coverage ratio is not at least 200.0%, we would be unable to issue senior securities, and if we had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Credit Facilities), we would be unable to make distributions to our stockholders. However, at December 31, 2013, NMF Holdings' only senior securities outstanding were indebtedness under the Credit Facilities and therefore at December 31, 2013, NMF Holdings would not have been precluded from paying distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        The Holdings Credit Facility matures on October 27, 2016 and permits borrowings of $280.0 million as of June 30, 2014. The Holdings Credit Facility had $238.1 million in debt outstanding as of June 30, 2014. The SLF Credit Facility matures on October 27, 2016 and permits borrowings of $215.0 million as of June 30, 2014. The SLF Credit Facility had $215.0 million in debt outstanding as of June 30, 2014. The NMFC Credit Facility matures on June 4, 2019 and permits borrowings of $50.0 million as of June 30, 2014. The NMFC Credit Facility did not have any debt outstanding as of June 30, 2014. The Convertible Notes mature on June 15, 2019. The Convertible Notes had $115.0 million in debt outstanding as of June 30, 2014.

        In addition, we may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. If we are unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Credit Facilities, our ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions, and we may not be able to access this market when it would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

        We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to its net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire its common stock, at a price below its net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

        If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

        We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of us to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change its investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder.

        Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. As a result, our board of directors may be able to change our investment policies and objectives without any input from our stockholders. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

        Although we intend to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to maintain our RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act, and we are subject to certain financial covenants contained in the Credit Facilities and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders, which distributions are necessary for us to satisfy the distribution requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our members, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90.0% of our allocable share of our gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, which would have a material adverse effect on our financial performance.

You may have current tax liabilities on distributions you reinvest in our common stock.

        Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock of to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your U.S. federal income tax liability on the value of the common stock received.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

        We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under the Credit Facilities, our ability to pay distributions to our stockholders could be limited. All distributions are paid at the discretion of our board of directors and depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under the Credit Facilities, and such other factors as our board of directors may deem relevant from time to time. The distributions that we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we include in our taxable income our allocable share of certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind ("PIK") interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Our allocable share of such original issue discount and PIK interest are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income our allocable share of certain other amounts that we will not receive in cash.

        Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement necessary for us to qualify as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous. We may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to enable us to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

        On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio companies' operations, cash flows or financial condition, impose additional costs onus or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

        Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

The effect of global climate change may impact the operations of our portfolio companies.

        There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Pending legislation may allow us to incur additional leverage.

        As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our total assets or we may borrow an amount equal to 100.0% of net assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200.0% to 150.0%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our common stock may increase.

We incur significant costs as a result of being a publicly traded company.

        As a publicly traded company, we incur legal, accounting and other expenses, which are paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act," and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2012, our management was required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

RISKS RELATING TO OUR INVESTMENTS

Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

        Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of its portfolio companies that we may have obtained in connection with its investment, as well as a corresponding decrease in the value of any equity components of its investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

        We invest primarily in privately held companies. There is generally little public information about these companies, and, as a result, we must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

        The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" securities, and may be considered "high risk" compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

        Our portfolio may be concentrated in a limited number of industries. For example, as of June 30, 2014, our investments in the education, the software and the business services industries represented approximately 20.4%, 19.1% and 14.0%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

        Specifically, companies in the education industry are required to comply with extensive regulatory and accreditation requirements, which could be subject to change by Congress, and which can limit their access to federal aid or similar loan programs, or otherwise increase their compliance costs. In addition, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. Likewise, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of its investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

        We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

        From time to time, we may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required or otherwise choose to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, we may be unable to dispose of them in which case we could fail to qualify as a RIC and/or a BDC, or we may be unable to do so at a favorable price, and, as a result, we may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

        When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in its portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. We have the discretion to make follow-on investments, subject to the availability of capital resources. If we fail to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact our ability to maintain our RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies.

        We invest in portfolio companies at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

        Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to it.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where it exercises control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct these actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

        We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm its operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm its operating results.

A number of our portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

        A number of our portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration." Sequestration occurred during 2013, and may occur again in the future, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur again in the future, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of our portfolio companies that provide services to the U.S. government.

Defaults by our portfolio companies may harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

        We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of our RIC status, we will generally reinvest these proceeds in temporary investments, pending our future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

        When we invest in portfolio companies, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Our performance may differ from our historical performance as our current investment strategy includes significantly more primary originations in addition to secondary market purchases.

        Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We adjusted that investment strategy to also include significantly more primary originations.

While loans the that we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Primary originations require substantially more time and resources for sourcing, diligencing and monitoring investments, which may consume a significant portion of our resources. Further, the valuation process for primary originations may be more cumbersome and uncertain due to the lack of comparable market quotes for the investment and would likely require more frequent review by a third-party valuation firm. This may result in greater costs for us and fluctuations in the quarterly valuations of investments that are primary originations. As a result, this strategy may result in different returns from these investments than the types of returns historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

        The 1940 Act generally requires that 70.0% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

        Engaging in hedging transactions would also, indirectly, entail additional risks to our stockholders. Although it is not currently anticipated that we would engage in hedging transactions as a principal investment strategy, if we determined to engage in hedging transactions, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

        These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. If we choose to engage in hedging transactions, there can be no assurances that we will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose us to risk of loss.

        While we may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

        Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

        Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

RISKS RELATING TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

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  investor demand for shares of our common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

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  the inability to raise equity capital;

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  our inability to borrow money or deploy or invest its capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

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  our loss of status as or ability to operate as BDCs;

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  our failure to qualify as a RIC, loss of RIC status or ability operate as a RIC;

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  actual or anticipated changes in our earnings or fluctuations in its operating results;

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  changes in the value of our portfolio of investments;

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  general economic conditions, trends and other external factors;

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  departures of key personnel; or

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  loss of a major source of funding.

        In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). On January 2, 2013, we received a letter of public reprimand from the NYSE indicating that we had failed to comply with Section 204.12 of the NYSE Listed Company Manual requiring ten days prior notice of a record date, in connection with the announcement of a special dividend distribution. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Investing in our common stock may involve an above average degree of risk.

        The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws, as well as aspects of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

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  provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of its board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by our board of directors to thwart a takeover attempt;

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  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  provide that our directors may be removed only for cause;

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  require supermajority voting to effect certain amendments to our certificate of incorporation and bylaws; and

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  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

        These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for its common stock. The Credit Facilities also include covenants that, among other things, restrict its ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Credit Facilities also include change of control provisions that accelerate the indebtedness under these facilities in the event of certain change of control events.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

        Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on May 19, 2011. Our shares could once again trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

        We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

        We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

        In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

        In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

        We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

        Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipates", "expects", "intends", "plans", "will", "may", "continue", "believes", "seeks", "estimates", "would", "could", "should", "targets", "projects" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  the impact of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital; and

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  the timing of cash flows, if any, from the operations of our portfolio companies.

        These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

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  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

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  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

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  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

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  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 USE OF PROCEEDS

        We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

        We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

        Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth the net asset value ("NAV") per share of NMFC's common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly dividend distributions per share for each fiscal quarter since our IPO on May 19, 2011.

			Closing Sales Price(4)
					Premium or Discount of High Sales to NAV(5)	Premium or Discount of Low Sales to NAV(5)
	NAV Per Share(3)						Declared Dividends Per Share(6)
Fiscal Year Ended			High	Low
December 31, 2014
Third Quarter(1)		*	$15.26	$14.48	*	*	$0.46	(8)
Second Quarter	$14.65		$14.89	$13.91	1.64%	(5.05)%	$0.34
First Quarter	$14.53		$15.19	$14.46	4.54%	(0.48)%	$0.34
December 31, 2013
Fourth Quarter	$14.38		$15.19	$14.05	5.63%	(2.29)%	$0.34
Third Quarter	$14.32		$14.90	$14.21	4.05%	(0.77)%	$0.46	(9)
Second Quarter	$14.32		$15.60	$13.82	8.94%	(3.49)%	$0.34
First Quarter	$14.31		$15.45	$14.30	7.97%	(0.07)%	$0.34
December 31, 2012
Fourth Quarter	$14.06		$15.18	$13.75	7.97%	(2.20)%	$0.48	(10)
Third Quarter	$14.10		$15.50	$14.18	9.93%	0.57%	$0.34
Second Quarter	$13.83		$14.29	$13.28	3.33%	(3.98)%	$0.57	(11)
First Quarter	$14.05		$13.75	$13.14	(2.14)%	(6.48)%	$0.32
December 31, 2011(2)
Fourth Quarter	$13.60		$13.41	$12.27	(1.40)%	(9.78)%	$0.30
Third Quarter	$13.32		$13.37	$10.77	0.38%	(19.14)%	$0.29
Second Quarter(7)	$14.25		$13.55	$12.35	(4.91)%	(13.33)%	$0.27

(1)
Period from July 1, 2014 through August 28, 2014.

(2)
NMFC was not unitized until the IPO date of May 19, 2011.

(3)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(4)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(5)
Calculated as of the respective high or low sales price divided by the quarter end NAV.

(6)
Represents the dividend paid for the specified quarter.

(7)
Period from May 19, 2011 through June 30, 2011 (excludes IPO price of $13.75).

(8)
Includes a special dividend of $0.12 per share to be paid on September 3, 2014 and a third quarter dividend of $0.34 per share to be paid on September 30, 2014.

(9)
Includes a special dividend of $0.12 per share paid on August 30, 2013 and a third quarter dividend of $0.34 per share paid on September 30, 2013.

(10)
Includes a fourth quarter dividend of $0.34 per share paid on December 28, 2012 and a special dividend of $0.14 per share paid on January 31, 2013.

(11)
Includes a special dividend of $0.23 per share paid on May 31, 2012 and a second quarter dividend of $0.34 per share paid on June 29, 2012.

*
Not determinable at the time of filing.

        On August 28, 2014, the last reported sales price of our common stock was $15.21 per share. As of June 30, 2014 we had approximately 25 stockholders of record and approximately two beneficial owners whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that NMFC's shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since NMFC's initial public offering on May 19, 2011, NMFC's shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of August 28, 2014, NMFC's shares of common stock traded at a premium of approximately 3.8% of the NAV attributable to those shares as of June 30, 2014. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

        We intend to pay quarterly distributions to our stockholders and to obtain and maintain our status as a regulated investment company. We intend to distribute approximately our entire Adjusted Net Investment Income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

        We have adopted an "opt out" dividend reinvestment plan on behalf of our stockholders, whereas our stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash. Cash dividends reinvested in additional shares of our common stock will be automatically reinvested by us into additional shares of our common stock.

        We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices.

        If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        The following table reflects the cash distributions, including dividends and returns of capital, if any, per unit/share that have been declared by the NMF Holding's board of directors, and subsequently our board of directors, from our IPO until May 8, 2014, and our board of directors thereafter:

Date Declared	Record Date	Payment Date	Amount
August 5, 2014	September 16, 2014	September 30, 2014	$0.34
July 30, 2014	August 20, 2014	September 3, 2014	0.12	(1)
May 6, 2014	June 16, 2014	June 30, 2014	0.34
March 4, 2014	March 17, 2014	March 31, 2014	0.34

			$1.14
November 8, 2013	December 17, 2013	December 31, 2013	$0.34
August 7, 2013	September 16, 2013	September 30, 2013	0.34
August 7, 2013	August 20, 2013	August 30, 2013	0.12	(2)
May 6, 2013	June 14, 2013	June 28, 2013	0.34
March 6, 2013	March 15, 2013	March 28, 2013	0.34

			$1.48
December 27, 2012	December 31, 2012	January 31, 2013	$0.14	(3)
November 6, 2012	December 14, 2012	December 28, 2012	0.34
August 8, 2012	September 14, 2012	September 28, 2012	0.34
May 8, 2012	June 15, 2012	June 29, 2012	0.34
May 8, 2012	May 21, 2012	May 31, 2012	0.23	(4)
March 7, 2012	March 15, 2012	March 30, 2012	0.32

			$1.71
November 8, 2011	December 15, 2011	December 30, 2011	$0.30
August 10, 2011	September 15, 2011	September 30, 2011	0.29
August 10, 2011	August 22, 2011	August 31, 2011	0.27

			$0.86

Total			$5.19

(1)
Special dividend related to estimated realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc.

(2)
Special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC.

(3)
Special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability.

(4)
Special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company.

        Tax characteristics of all dividends paid by NMFC are reported to stockholders on Form 1099 after the end of the calendar year. Our future quarterly dividends, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. For the periods prior to and as of March 31, 2014, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

 Overview

        NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

        NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on our organizational structure prior to May 8, 2014, see "—Restructuring".

        Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of June 30, 2014, which includes total assets held by the the Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

        On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

        The diagram below depicts the Company's organizational structure as of June 30, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

        The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2014, our top five industry concentrations were education, software, business services, distribution & logistics and energy.

        The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

        As of June 30, 2014, the Company's net asset value was $762.6 million and its portfolio had a fair value of approximately $1,310.9 million in 67 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.7%. This Yield to Maturity at Cost ("Yield to Maturity at Cost") calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in the Company's portfolio or other factors.

Recent Developments

        On July 30, 2014, the Company's board of directors declared a special distribution of $0.12 per share payable on September 3, 2014 to holders of record as of August 20, 2014.

        On August 1, 2014, the Company's wholly-owned subsidiary, SBIC LP received approval for a license from the United States Small Business Administration to operate a Small Business Investment Company.

        On August 5, 2014, the Company's board of directors declared a third quarter 2014 distribution of $0.34 per share payable on September 30, 2014 to holders of record as of September 16, 2014.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

        The Company consolidates its wholly-owned subsidiaries, NMF Holdings, NMF SLF, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora and NMF YP. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC applied investment company master-feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services—Investment Companies, ("ASC 946") to its interest in the Predecessor Operating Company. NMFC observed that it is also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provided stockholders of NMFC with a clearer depiction of its investment in the master fund.

Valuation and Leveling of Portfolio Investments

        At all times consistent with GAAP and the 1940 Act, the Company conducts a valuation of assets, which impacts its net asset value.

        The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of its portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

        For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

        The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

        GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

  Level I—Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

  Level II—Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III—Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

        The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

        The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

        The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of June 30, 2014:

(in thousands)	Total	Level I	Level II	Level III
First lien	$639,882	$—	$533,375	$106,507
Second lien	568,723	—	455,562	113,161
Subordinated	24,108	—	9,258	14,850
Equity and other	78,159	416	—	77,743

Total investments	$1,310,872	$416	$998,195	$312,261

        The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

        Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

        Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of June 30, 2014, the Company used the relevant EBITDA ranges set forth in the table below to determine the enterprise value of investments in eight of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

        Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. In applying the income based approach as of June 30, 2014, the Company used the discount ranges set forth in the table below to value investments in nine of its portfolio companies.

				Range
(in thousands) Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$106,507	Market approach	EBITDA multiple	7.5x	10.0x	8.8x
		Income approach	Discount rate	7.7%	13.1%	10.0%
Second lien	113,161	Market approach	EBITDA multiple	6.0x	10.5x	7.6x
		Income approach	Discount rate	10.4%	13.4%	11.6%
Subordinated	14,850	Other(1)	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Equity and other	77,743	Market approach	EBITDA multiple	1.6x	9.5x	7.6x
		Income approach	Discount rate	8.0%	18.0%	14.0%

	$312,261	Black Scholes analysis	Expected life in years	2	11.9	5.8

			Volatility	27.3%	41.0%	31.7%
			Discount rate	1.7%	4.1%	3.0%

(1)
Fair value was determined based on transaction pricing or recent acquisition as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I, LLC

        On June 10, 2014, NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company. SLP I is a portfolio company of the Company. SLP I is structured as a private investment fund, all of the investors in which are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period.

        SLP I is capitalized with $93.0 million of capital commitments, $275.0 million of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23.0 million, representing less than 25% ownership, with third party investors representing the remaining capital commitment. As of June 30, 2014, $46.5 million of the capital had been called and funded and there was no debt outstanding. The Company's investment in SLP I is reflected in the June 30, 2014 Consolidated Schedule of Investments.

        The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided. As a result, SLP I is classified as an affiliate of the Company. For the three months ended June 30, 2014, the Company earned approximately $4 thousand in management fees related to SLP I which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of June 30, 2014, approximately $4 thousand of management fees related to SLP I were included in receivable from affiliates on the Consolidated Statements of Assets and Liabilities.

        SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

Revenue Recognition

        The Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest income:     Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

          Non-accrual income:     Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Dividend income:     Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

          Other income:     Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees are recognized as income when earned, usually when paid at the closing of the investment.

          Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses are recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

          All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of their investment in the Predecessor Operating Company.

Monitoring of Portfolio Investments

        The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of its original investment strategy.

        The Company uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. The Company uses a four-level numeric rating scale as follows:

  •
  Investment Rating 1—Investment is performing materially above expectations;

  •
  Investment Rating 2—Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3—Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4—Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that the Company will not recoup its original cost basis in the investment and may realize a substantial loss upon exit.

        As of June 30, 2014, all investments in the Company's portfolio had an Investment Rating of 1 or 2 with the exception of three portfolio company names; two with an Investment Rating of 3 and the other with an Investment Rating of 4. As of June 30, 2014, the Company's two super priority first lien positions in ATI Acquisition Company and related equity positions in Ancora Acquisition LLC had an Investment Rating of 4 due to the underlying business encountering significant regulatory constraints which have led to the portfolio company's underperformance. As of June 30, 2014, the Company's two super priority first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payments for the quarter then ended and uncertainty about its ability to pay such amounts in the future. During the third quarter of 2013, the Company received preferred shares and warrants in Ancora Acquisition LLC, in relation to the two super priority first lien positions in ATI Acquisition Company. As of June 30, 2014, the Company's investment in ATI Acquisition Company and Ancora Acquisition LLC had an aggregate cost basis of $1.6 million, an aggregate fair value of $0.4 million and total unearned interest income of $0.1 million and $0.2 million for the three and six months then ended. Unrealized gains (losses) include a fee that the Company would receive upon maturity of the two super priority first lien debt investments.

Portfolio and Investment Activity

        The fair value of the Company's investments was approximately $1,310.9 million in 67 portfolio companies at June 30, 2014. At December 31, 2013, the Company's only investment was its investment in the Predecessor Operating Company. The fair value of the Predecessor Operating Company's investments was approximately $1,115.7 million in 59 portfolio companies at December 31, 2013.

        The following table shows the Company's portfolio and investment activity for the six months ended June 30, 2014 and the portfolio and investment activity for the six months ended June 30, 2013 for the Predecessor Operating Company:

	Six months ended
(in millions)	June 30, 2014	June 30, 2013
New investments in 23 and 17 portfolio companies, respectively	$317.0	$262.3
Debt repayments in existing portfolio companies	62.7	176.5
Sales of securities in 8 and 9 portfolio companies, respectively	75.8	24.9
Change in unrealized appreciation on 36 and 41 portfolio companies, respectively	17.3	16.5
Change in unrealized depreciation 32 and 24 portfolio companies, respectively	(10.5)	(16.6)

        At June 30, 2014, the Company's weighted average Yield to Maturity at Cost was approximately 10.7%. At June 30, 2013, the Predecessor Operating Company's weighted average Yield to Maturity at Cost was approximately 10.7%.

Recent Accounting Standards Updates

        In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement and Disclosure Requirements ("ASU 2013-08"), which contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. ASU 2013-08 is effective for interim and annual periods beginning after December 15, 2013. The Company is an investment company that is applying the specialized guidance in Topic 946 as of January 1, 2014.

Results of Operations

        Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, and different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of the Predecessor Operating Company's investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts income as if each investment was purchased at the date of the IPO (or stepped up to fair market value). The respective "Adjusted Net Investment Income" (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) is used in calculating both the incentive fee and dividend payments.

        The following table for the Company for the three months ended June 30, 2014 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Three months ended June 30, 2014	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted three months ended June 30, 2014
Investment income(2)
Interest income	$18,788	$(56)	$—	$18,732
Dividend income	972	—	—	972
Other income	709	—	—	709
Investment income allocated from NMF Holdings
Interest income	12,847	—	—	12,847
Dividend income	279	—	—	279
Other income	113	—	—	113

Total investment income	33,708	(56)	—	33,652

Total expenses pre-incentive fee(3)	10,504	—	—	10,504

Pre-Incentive Fee Net Investment Income	23,204	(56)	—	23,148

Incentive fee	5,915	—	(1,286)	4,629

Post-Incentive Fee Net Investment Income	17,289	(56)	1,286	18,519

Net realized losses on investments	(1,067)	(46)	—	(1,113)
Net realized gains on investment allocated from NMF Holdings	5,860	—	—	5,860
Net change in unrealized appreciation (depreciation) of investments	5,708	102	—	5,810
Provision for taxes on unrealized appreciation (depreciation) of investments	(386)	—	—	(386)
Net change in unrealized (depreciation) appreciation of investments allocated from NMF Holdings	(3,742)	—	—	(3,742)
Capital gains incentive fees	—	—	(1,286)	(1,286)

Net increase in net assets resulting from operations	$23,662			$23,662

(1)
For the three months ended June 30, 2014, the Company incurred total incentive fees of $5.9 million, of which $1.3 million related to capital gains incentive fees on a hypothetical liquidation basis.

(2)
Includes investment income from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

(3)
Includes expense waivers and reimbursements of $0.1 million.

        For the three months ended June 30, 2014, the Company had a $0.1 million adjustment to interest income for amortization, a decrease of less than $0.1 million to net realized losses and an increase of $0.1 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the three months ended June 30, 2014, total adjusted investment income of $33.7 million consisted of approximately $28.4 million in cash interest from investments, approximately $0.7 million in PIK interest from investments, approximately $1.9 million in prepayment fees, net amortization of purchase premiums and discounts and origination fees of approximately $0.6 million, approximately $1.3 million in dividend income and approximately $0.8 million in other income. The Company's Adjusted Net Investment Income was $18.5 million for the three months ended June 30, 2014.

        The following table for the Company for the six months ended June 30, 2014 is adjusted to reflect the Company's pro-rata share of the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Six months ended June 30, 2014	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted six months ended June 30, 2014
Investment income(2)
Interest income	$18,788	$(98)	$—	$18,690
Dividend income	972	—	—	972
Other income	709	—	—	709
Investment income allocated from NMF Holdings
Interest income	40,515	—	—	40,515
Dividend income	2,368	—	—	2,368
Other income	795	—	—	795

Total investment income	64,147	(98)	—	64,049

Total expenses pre-incentive fee(3)	19,018	—	—	19,018

Pre-Incentive Fee Net Investment Income	45,129	(98)	—	45,031

Incentive fee	11,782	—	(2,787)	8,995

Post-Incentive Fee Net Investment Income	33,347	(98)	2,787	36,036

Net realized losses on investments	(1,067)	(184)	—	(1,251)
Net realized gains on investment allocated from NMF Holdings	8,568	—	—	8,568
Net change in unrealized appreciation (depreciation) of investments	5,708	282	—	5,990
Provision for taxes on unrealized appreciation (depreciation) of investments	(386)	—	—	(386)
Net change in unrealized appreciation (depreciation) of investments allocated from NMF Holdings	940	—	—	940
Capital gains incentive fees	—	—	(2,787)	(2,787)

Net increase in net assets resulting from operations	$47,110			$47,110

(1)
For the six months ended June 30, 2014, the Company incurred total incentive fees of $11.8 million, of which $2.8 million related to capital gains incentive fees on a hypothetical liquidation basis.

(2)
Includes investment income from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

(3)
Includes expense waivers and reimbursements of $0.8 million.

        For the six months ended June 30, 2014, the Company had a $0.1 million adjustment to interest income for amortization, a decrease of $0.2 million to net realized losses and an increase of $0.3 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the six months ended June 30, 2014, total adjusted investment income of $64.0 million consisted of approximately $54.3 million in cash interest from investments, approximately $1.4 million in PIK interest from investments, approximately $2.2 million in prepayment fees, net amortization of purchase premiums and discounts and origination fees of approximately $1.3 million, approximately $3.3 million in dividend income and approximately $1.5 million in other income. The Company's Adjusted Net Investment Income was $36.0 million for the six months ended June 30, 2014.

        In accordance with GAAP, for the three months ended June 30, 2014, the Company accrued $1.3 million of hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of the period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. Approximately $2.0 million of capital gains incentive fees would be owed under the Investment Management Agreement if the Company had ceased operations as of June 30, 2014, as cumulative net Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation.

Results of Operations for the Company for the Three Months Ended June 30, 2014 and the Predecessor Operating Company for the Three Months Ended June 30, 2013

Revenue

	Three months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Interest income	$18,788	$27,321
Interest income allocated from the Predecessor Operating Company	12,847	—

Total interest income	31,635	27,321	16%
Dividend income	972	6,436
Dividend income allocated from the Predecessor Operating Company	279	—

Total dividend income	1,251	6,436	(81)%
Other income	709	1,399
Other income allocated from the Predecessor Operating Company	113	—

Total Other income	822	1,399	(41)%

Total investment income	$33,708	$35,156	(4)%

        The Company's total investment income decreased by $1.4 million for the three months ended June 30, 2014 as compared to the Predecessor Operating Company's total investment income for the three months ended June 30, 2013. The 4% decrease in investment income results from a decrease in dividend and other income during the three months ended June 30, 2014 as compared to the three months ended June 30, 2013 primarily attributable to a large distribution from one of the Predecessor

Operating Company's warrant investments in the prior year and lower amendment and forbearance fees received in the current year. The decrease in dividend and other income was offset by the increase in interest income from the three months ended June 30, 2013 to the three months ended June 30, 2014, which was primarily attributable to larger invested balances, driven by the proceeds from the October 2013 and April 2014 primary offerings of NMFC's common stock and June 2014 offering of NMFC's convertible notes, the Company's use of leverage from its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of two different portfolio companies held by the Company as of March 31, 2014.

Operating Expenses

	Three months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Management fee	$2,742	$3,727
Management fee allocated from Predecessor Operating Company	1,879	—

Total Management fee	4,621	3,727	24%
Incentive fee	2,747	5,407
Incentive fee allocated from Predecessor Operating Company	1,882	—

Total Incentive fee	4,629	5,407	(14)%
Capital gains incentive fee(1)	763	(1,701)
Capital gains incentive fee allocated from Predecessor Operating Company(1)	523	—

Total Capital gains incentive fee(1)	1,286	(1,701)	176%
Interest and other financing expenses	2,559	3,118
Interest and other financing expenses allocated from Predecessor Operating Company	1,408	—

Total Interest and other financing expenses	3,967	3,118	27%
Professional fees	640	563
Professional fees allocated from Predecessor Operating Company	393	—

Total Professional fees	1,033	563	83%
Administrative expenses	360	939
Administrative expenses allocated from Predecessor Operating Company	176	—

Total Administrative expenses	536	939	(43)%
Other general and administrative expenses	239	396
Other general and administrative expenses allocated from Predecessor Operating Company	166	—

Total Other general and administrative expenses	405	396	2%

Total expenses	16,477	12,449	32%

Less: expenses waived and reimbursed	(58)	(836)	(93)%

Net expenses	$16,419	$11,613	41%

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

        The Company's total net operating expenses increased by $4.8 million for the three months ended June 30, 2014 as compared to the Predecessor Operating Company's three months ended June 30, 2013. The Company's management fees increased by $0.9 million and incentive fees decreased by $0.8 million for the three months ended June 30, 2014 as compared to the Predecessor Operating Company's three months ended June 30, 2013. The increase in management fees from the Predecessor Operating Company's three months ended June 30, 2013 to the Company's three months ended June 30, 2014 was attributable to larger invested balances, driven by the proceeds from the October 2013 and April 2014 primary offerings of NMFC's common stock, the June 2014 convertible notes offering and the Company's use of leverage from its revolving credit facilities to originate new investments. The decrease in the incentive fee was primarily attributable to a large dividend distribution from one of the Predecessor Operating Company's warrant investments in the prior year, which resulted in approximately $1.3 million of incentive fees for the three months ended June 30, 2013. After excluding this item, incentive fees increased $0.5 million from the prior comparable period due to higher net investment income from larger invested balances similar to the increase in management fee. The Company's capital gains incentive fees increased by $3.0 million for the three months ended June 30, 2014 as compared to the Predecessor Operating Company's three months ended June 30, 2013, which was attributable to higher net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period. Approximately $2.0 million of capital gains incentive fees would be owed under the Investment Management Agreement if the Company had ceased operations as of June 30, 2014, as cumulative net Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation.

        Interest and other financing expenses increased by $0.8 million during the three months ended June 30, 2014, primarily due to the increase of average debt outstanding from $189.0 million to $224.7 million for the Holdings Credit Facility (as defined below) and from $214.5 million to $215.0 million for the SLF Credit Facility (as defined below) for the Predecessor Operating Company's three months ended June 30, 2013 compared to the Company's three months ended June 30, 2014. In addition, during the three months ended June 30, 2014, the Company issued convertible notes and closed the NMFC Credit Facility (as defined below).

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Three months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Net realized (losses) gains on investments	$(1,067)	$3,312
Net realized gains on investment allocated from Predecessor Operating Company	5,860	—

Total realized gains on investments	4,793	3,312	45%
Net change in unrealized appreciation (depreciation) of investments	5,708	(12,031)
Net change in unrealized (depreciation) appreciation of investments allocated from Predecessor Operating Company	(3,742)	—

Total change in unrealized appreciation (depreciation) of investments	1,966	(12,031)	NM	*
Provision for taxes on unrealized appreciation of investments	(386)	—	NM	*

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$6,373	$(8,719)	NM	*

*
Not meaningful.

        The Company's net realized and unrealized gains resulted in a net increase of $6.4 million for the three months ended June 30, 2014 compared to the Predecessor Operating Company's net realized and unrealized gains resulting in a net loss of $8.7 million for the same period in 2013. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the three months ended June 30, 2014 was primarily driven by the overall increase in the market prices of the Company's investments during the period and driven by sales or repayments of investments with fair values in excess of March 31, 2014 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. In addition, net realized gains were primarily attributable to a gain of $5.6 million from the sale of the Company's warrant investments in one portfolio company which was offset by a trading loss of approximately $0.8 million. The net loss for the three months ended June 30, 2013 was primarily driven by the overall decrease in the market prices of the Predecessor Operating Company's investments during the period. The provision for income taxes on unrealized appreciation of investments was attributable to one warrant investment that is held in one of the Company's corporate subsidiaries.

Results of Operations for the Company for the Six Months Ended June 30, 2014 and the Predecessor Operating Company for the Six Months Ended June 30, 2013

Revenue

	Six months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Interest income	$18,788	$52,364
Interest income allocated from the Predecessor Operating Company	40,515	—

Total interest income	59,303	52,364	13%
Dividend income	972	6,433
Dividend income allocated from the Predecessor Operating Company	2,368	—

Total dividend income	3,340	6,433	(48)%
Other income	709	1,677
Other income allocated from the Predecessor Operating Company	795	—

Total Other income	1,504	1,677	(10)%

Total investment income	$64,147	$60,474	6%

        The Company's total investment income increased by $3.7 million for the six months ended June 30, 2014 as compared to the Predecessor Operating Company's total investment income for the six months ended June 30, 2013. The 6% increase in interest income from the six months ended June 30, 2013 to the six months ended June 30, 2014 was primarily attributable to larger invested balances, driven by the proceeds from the October 2013 and April 2014 primary offerings of NMFC's common stock and the June 2014 offering of NMFC's convertible notes, the Company's use of leverage from its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of four different portfolio companies held by the Company as of December 31, 2013. The decrease in dividend and other income during the six months ended June 30, 2014 as compared to the six months ended June 30, 2013 was primarily attributable to a large distribution from one of the Predecessor Operating Company's warrant investments in the prior year and lower amendment and forbearance fees received in the current year.

Operating Expenses

	Six months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Management fee	$2,742	$7,295
Management fee allocated from Predecessor Operating Company	5,983	—

Total Management fee	8,725	7,295	20%
Incentive fee	2,747	8,865
Incentive fee allocated from Predecessor Operating Company	6,248	—

Total Incentive fee	8,995	8,865	1%
Capital gains incentive fee(1)	763	981
Capital gains incentive fee allocated from Predecessor Operating Company(1)	2,024	—

Total Capital gains incentive fee(1)	2,787	981	184%
Interest and other financing expenses	2,559	6,189
Interest and other financing expenses allocated from Predecessor Operating Company	4,764	—

Total Interest and other financing expenses	7,323	6,189	18%
Professional fees	640	1,135
Professional fees allocated from Predecessor Operating Company	1,238	—

Total Professional fees	1,878	1,135	65%
Administrative expenses	360	1,698
Administrative expenses allocated from Predecessor Operating Company	761	—

Total Administrative expenses	1,121	1,698	(34)%
Other general and administrative expenses	239	806
Other general and administrative expenses allocated from Predecessor Operating Company	555	—

Total Other general and administrative expenses	794	806	(1)%

Total expenses	31,623	26,969	17%

Less: expenses waived and reimbursed	(823)	(1,665)	(51)%

Net expenses	$30,800	$25,304	22%

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

        The Company's total net operating expenses increased by $5.5 million for the six months ended June 30, 2014 as compared to the Predecessor Operating Company's six months ended June 30, 2013. The Company's management fee increased by $1.4 million and incentive fee increased by $0.1 million for the six months ended June 30, 2014 as compared to the Predecessor Operating Company's six months ended June 30, 2013. The increase in management fee from the Predecessor Operating Company's six months ended June 30, 2013 to the Company's six months ended June 30, 2014 was attributable to larger invested balances, driven by the proceeds from the October 2013 and April 2014 primary offerings of NMFC's common stock, June 2014 offering of NMFC's convertible notes and the Company's use of leverage from its revolving credit facilities to originate new investments. The slight increase in the incentive fee was primarily attributable to a large distribution from one of the

Predecessor Operating Company's warrant investments in the prior year, which resulted in approximately $1.3 million of incentive fees for the six months ended June 30, 2013. After excluding this item, incentive fees increased $1.4 million from the prior comparable period due to higher net investment income from larger invested balances similar to the increase in management fee. The Company's capital gains incentive fees increased $1.8 million for the six months ended June 30, 2014 as compared to the Predecessor Operating Company's six months ended June 30, 2013, which was attributable to higher net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period. Approximately $2.0 million of capital gains incentive fees would be owed under the Investment Management Agreement if the Company had ceased operations as of June 30, 2014, as cumulative net Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation.

        Interest and other financing expenses increased by $1.1 million during the six months ended June 30, 2014, primarily due to the increase of average debt outstanding from $193.9 million to $228.7 million for the Holdings Credit Facility (as defined below) and from $214.4 million to $215.0 million for the SLF Credit Facility (as defined below) for the six months ended June 30, 2013 compared to June 30, 2014. In addition, during the three months ended June 30, 2014, the Company issued convertible notes and closed the NMFC Credit Facility (as defined below). During the six months ended June 30, 2014, the Company incurred $10.9 thousand in other expenses that were not subject to the expense cap pursuant to the administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and further restricted by the Company. The expense cap expired on March 31, 2014, resulting in a decrease of expenses waived and reimbursed for the six months ended June 30, 2014 as compared to the six months ended June 30, 2013. For the six months ended June 30, 2014, approximately $0.3 million of reimbursable expenses were included in administrative expenses on the Consolidated Statement of Operations and included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as the expenses were payable to the Administrator.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Six months ended
(in thousands)	June 30, 2014	June 30, 2013	Percent Change
Net realized (losses) gains on investments	$(1,067)	$4,356
Net realized gains on investment allocated from Predecessor Operating Company	8,568	—

Total realized gains on investments	7,501	4,356	72%
Net change in unrealized appreciation (depreciation) of investments	5,708	(141)
Net change in unrealized appreciation (depreciation) of investments allocated from Predecessor Operating Company	940	—

Total change in unrealized appreciation (depreciation) of investments	6,648	(141)	NM	*
Provision for taxes on unrealized appreciation of investments	(386)	—	NM	*

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$13,763	$4,215	227%

*
Not meaningful.

        The Company's net realized and unrealized gains resulted in a net gain of $13.8 million for the six months ended June 30, 2014 compared to the Predecessor Operating Company's net realized and unrealized gains resulting in a net gain of $4.2 million for the same period in 2013. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the six months ended June 30, 2014 was primarily driven by the overall increase in the market prices of the Company's investments during the period, a $5.6 million gain from the sale of the Company's warrant investments in one portfolio company and driven by sales or repayments of investments with fair values in excess of December 31, 2013 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The provision for income taxes on unrealized appreciation of investments was attributable to one warrant investment that is held in one of the Company's corporate subsidiaries.

Results of Operations for NMF Holdings for the Years Ended December 31, 2013, December 31, 2012 and December 31, 2011

Revenue

	Years ended December 31,
(in thousands)	2013	2012	2011
Interest income	$107,027	$83,646	$55,809
Dividend income	5,049	812	—
Other income	2,836	1,328	714

Total investment income	$114,912	$85,786	$56,523

        NMF Holdings' total investment income increased by $29.1 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. The 34.0% increase in investment income results from the increase in interest and other income for the year ended December 31, 2013, which was primarily attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, NMF Holdings' use of leverage for its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of 20 different portfolio companies held by NMF Holdings as of December 31, 2012. Additionally, NMF Holdings' other income increased due to commitment fees received from three bridge facilities and consent, amendment and forbearance fees received associated with 10 different portfolio companies held by NMF Holdings as of December 31, 2012. The increase in dividend income for the year ended December 31, 2013 was attributable to distributions received from two portfolio companies, which was recorded as dividend income.

        NMF Holdings' total investment income increased by $29.3 million for the year ended December 31, 2012 as compared to the year ended December 31, 2011. The 51.8% increase in investment income from the year ended 2011 to the year ended 2012 was primarily attributable to larger invested balances, mainly driven by the proceeds from the July 2012 and December 2012 equity offerings, and NMF Holdings' use of leverage from its revolving credit facilities to originate new investments. In the year ended December 31, 2012, NMF Holdings' other income increased due to commitment fees received from three bridge facilities and fees received associated with amendments of 14 different portfolio companies. Additionally, during the year ended December 31, 2012, NMF Holdings received distributions from two portfolio companies, which was recorded as dividend income.

Operating Expenses

	Years ended December 31,
(in thousands)	2013	2012	2011
Management fee	$14,905	$11,109	$4,938
Incentive fee	16,502	11,537	3,522
Capital gains incentive fee(1)	3,229	4,407	—
Interest and other credit facility expenses	12,470	10,085	7,086
Administrative fees	3,429	2,426	1,615
Professional fees	2,349	2,091	2,037
Other expenses	1,584	1,374	986

Total expenses	54,468	43,029	20,184

Less: expenses waived and reimbursed	(3,233)	(2,460)	(2,186)

Net expenses	$51,235	$40,569	$17,998

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

        NMF Holdings' total net operating expenses increased by $10.7 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. NMF Holdings' management fees increased by $3.8 million and incentive fees increased by $5.0 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. The increase in management and incentive fees from the year ended December 31, 2012 to the year ended December 31, 2013 was attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, NMF Holdings' use of leverage from its revolving credit facilities to originate new investments and the receipt of a dividend distribution from one of NMF Holdings' warrant investments. NMF Holdings' capital gains incentive fees decreased $1.2 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period. As of December 31, 2013, approximately $1.1 million of capital gains incentive fees was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation. As of December 31, 2013, no payments have been made relating to the capital gains incentive fee.

        Interest and other credit facility expenses increased by $2.4 million during the year ended December 31, 2013, primarily due to the increase of average debt outstanding from $133.6 million to $184.1 million for the Holdings Credit Facility and from $181.4 million to $214.3 million for the SLF Credit Facility for the year ended December 31, 2012 compared to December 31, 2013. For the year ended December 31, 2013, NMF Holdings incurred $0.1 million in other expenses that were not subject to the expense cap pursuant to the Administration Agreement with the Administrator, and further restricted by NMF Holdings.

        NMF Holdings' total net operating expenses increased by $22.6 million for the year ended December 31, 2012 as compared to the year ended December 31, 2011. NMF Holdings' management fees increased by $6.2 million and incentive fees increased by $8.0 million, respectively, for the year ended December 31, 2012 as compared to the year ended December 31, 2011. The increase in management and incentive fees from the year ended December 31, 2011 to the year ended December 31, 2012 was attributable to larger invested balances, driven by the proceeds from the July 2012 and December 2012 primary offerings of NMFC's common stock and NMF Holdings' use of leverage from its revolving credit facilities to originate new investments. As a result of the net increase in Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation), a capital gains incentive fees accrual of $4.4 million was booked for the year ended

December 31, 2012. No capital gains incentive fees were booked for the year ended December 31, 2011. As a result of the IPO on May 19, 2011, NMF Holdings pays management fees and incentive fees under its Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of the IPO. As such, management and incentive fees were calculated in accordance with this agreement for a full year in 2012 as compared to a partial year in 2011. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees.

        Interest and other credit facility expenses increased by $3.0 million during the year ended December 31, 2012, primarily due to the increase of average debt outstanding from $61.6 million to $133.6 million for the Holdings Credit Facility and from $133.8 million to $181.4 million for the SLF Credit Facility for the year ended December 31, 2011 compared to December 31, 2012. For the year ended December 31, 2012, NMF Holdings incurred less than $0.1 million in other expenses that were not subject to the expense cap pursuant to the Administration Agreement and further restricted by NMF Holdings. No expenses were incurred by NMF Holdings outside the expense cap for the year ended December 31, 2011.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Years ended December 31,
(in thousands)	2013	2012	2011
Net realized gains on investments	$7,253	$18,851	$16,252
Net change in unrealized appreciation (depreciation) of investments	7,994	9,928	(23,100)

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$15,247	$28,779	$(6,848)

        NMF Holdings' net realized and unrealized gains or losses resulted in a net gain of $15.2 million for the year ended December 31, 2013 compared to a net gain of $28.8 million for the year ended December 31, 2012, and a net loss of $6.8 million for the same period in 2011. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the year ended December 31, 2013 was primarily driven by sales or repayment of investments with fair values in excess of December 31, 2012 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. Additionally, during the year ended December 31, 2013, a distribution from a warrant investment resulted in a realized gain of approximately $1.1 million, the modification of terms on one debt investment that was accounted for as an extinguishment resulted in a realized gain of $1.7 million and the sale of the first lien position in ATI Acquisition Company resulted in a realized loss of $4.3 million. The total net gain for the year ended December 31, 2012 was primarily related to the overall increase in the market and the quality of NMF Holdings' portfolio, directly impacting the prices of NMF Holdings' portfolio. The appreciation of NMF Holdings' portfolio and the sale or repayment of investments with fair values in excess of December 31, 2011 valuations, resulted in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The total net loss for the year ended December 31, 2011 was primarily related to the overall market decline, directly impacting the prices of NMF Holdings' portfolio.

Liquidity and Capital Resources

        The primary use of existing funds and any funds raised in the future is expected to be for the Company's repayment of indebtedness, the Company's investments in portfolio companies, cash distributions to the Company's stockholders or for other general corporate purposes.

        Since NMFC's IPO, and through June 30, 2014, NMFC raised approximately $292.1 million in net proceeds from additional offerings of common stock and issued shares valued at approximately $288.4 million on behalf of AIV Holdings for exchanged units. NMFC acquired from the Predecessor Operating Company units of the Predecessor Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings.

        On February 3, 2014, NMFC completed an underwritten secondary public offering of 2,325,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.70 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 346,938 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 346,938 shares of common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Predecessor Operating Company and NMFC did not bear any expenses in connection with this offering. The offering expenses were borne by the selling stockholder, AIV Holdings. As of February 3, 2014, AIV Holdings no longer owns any units of the Predecessor Operating Company and NMFC owns 100.0% of the outstanding units of the Predecessor Operating Company, which is now a wholly-owned subsidiary of NMFC.

        On April 15, 2014, NMFC completed a public offering of 3,500,000 shares of its common stock at a public offering price of $14.30 per share, which resulted in net proceeds of $51.0 million, or $14.57 per share. NMFC's Investment Adviser agreed to pay the underwriting discounts and commissions in connection with this offering and an additional supplemental payment to the underwriters of $0.9 million, or $0.27 per share, which reflects the difference between the public offering price and the proceeds per share received by NMFC. In connection with the public offering, the underwriters purchased an additional 525,000 shares of NMFC's common stock with the exercise of the overallotment option to purchase up to an additional 525,000 shares of NMFC's common stock, resulting in additional net proceeds of $7.6 million. NMFC's Investment Adviser agreed to pay the underwriting discounts and commissions in connection with this exercise of the overallotment option and an additional supplemental payment to the underwriters of $0.1 million, or $0.27 per share, which reflects the difference between the public offering price and the proceeds per share received by NMFC in this exercise of the overallotment option.

        The Company's liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 200.0% after such borrowing.

        At June 30, 2014, the Company had cash and cash equivalents of approximately $21.7 million and at December 31, 2013, the Predecessor Operating Company had cash and cash equivalents of approximately $15.0 million. Cash used in operating activities for the Company during the six months ended June 30, 2014 was approximately $(154.6) million, which includes the activity allocated from NMF Holdings, and cash used in operating activities for the Predecessor Operating Company during the six months ended June 30, 2013 was approximately $(11.1) million. We expect that all current liquidity needs by the Company will be met with cash flows from operations and other activities.

Credit Facilities

        Holdings Credit Facility—The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016.

        The maximum amount of revolving borrowings available under the Holdings Credit Facility is $280.0 million. As of June 30, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Company's investments, but rather to the performance of the underlying portfolio companies.

        The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

        The following table summarizes the interest expense and non-usage fees incurred on the Holdings Credit Facility for the three and six months ended June 30, 2014 and June 30, 2013:

	Three months ended		Six months ended
(in millions)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Interest expense	$1.6	$1.4	$3.3	$2.9
Non-usage fee	0.1	0.1	0.2	0.1
Weighted average interest rate	2.9%	2.9%	2.9%	3.0%
Average debt outstanding	$224.7	$189.0	$228.7	$193.9

        As of June 30, 2014 and December 31, 2013, the outstanding balance on the Holdings Credit Facility was $238.1 million and $221.8 million, respectively, and NMF Holdings was not aware of any instances of non-compliance related to the Holdings Credit Facility on such dates.

        SLF Credit Facility—NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215.0 million. The SLF Credit Facility is non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of the Company's investments, but rather to the performance of the underlying portfolio companies. NMF SLF is not restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

        As of June 30, 2014, the SLF Credit Facility permits borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

        The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively, as amended on March 11, 2013. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

        The following table summarizes the interest expense and non-usage fees incurred on the SLF Credit Facility for the three and six months ended June 30, 2014 and June 30, 2013:

	Three months ended		Six months ended
(in millions)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Interest expense	$1.2	$1.2	$2.4	$2.4
Non-usage fee(1)	—	—	—	—
Weighted average interest rate	2.2%	2.3%	2.2%	2.2%
Average debt outstanding	$215.0	$214.5	$215.0	$214.4

(1)
For the three and six months ended June 30, 2014 and June 30, 2013, the total non-usage fee was less than $50 thousand.

        As of June 30, 2014 and December 31, 2013, the outstanding balance on the SLF Credit Facility was $215.0 million and $214.7 million, respectively, and NMF SLF was not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

        NMFC Credit Facility—The Senior Secured Revolving Credit Agreement, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds of the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

        The maximum amount of revolving borrowings available under the NMFC Credit Facility is $50.0 million. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

        The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement).

        Non-usage fees incurred on the NMFC Credit Facility were less than $20 thousand for the three and six months ended June 30, 2014. The Company did not incur any interest expense as the Company did not draw on the facility during the three and six months ended June 30, 2014.

        Convertible Notes—On June 3, 2014, the Company closed a private offering of $115.0 million aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 62.7746 shares of the Company's common stock per $1 thousand principal amount of Convertible Notes (7,219,083 common shares) corresponding to an initial conversion price per share of approximately $15.93, which represents a premium of 12.5% to the $14.16 per share closing price of the Company's common stock on May 28, 2014. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1 thousand principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

        The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share.

        The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

        The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note, and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture. As of June 30, 2014, the Company was in compliance with the terms of the Indenture.

        Interest expense incurred on the Convertible Notes was $0.4 million for the three and six months ended June 30, 2014.

Off-Balance Sheet Arrangements

        The Company may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of June 30, 2014, the Company had outstanding commitments to third parties to fund investments totaling $39.3 million and as of December 31, 2013 the Predecessor Operating Company had outstanding commitments to third parties to fund investments totaling $15.5 million, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

        The Company may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of June 30, 2014, the Company signed a commitment letter to fund $18.5 million in the future, which is included in the outstanding commitments. As of December 31, 2013, the Predecessor Operating Company did not enter into any commitment letters to purchase debt investments. As of June 30, 2014, the Company had not entered into any bridge financing commitments which could require funding in the future. As of December 31, 2013, the Predecessor Operating Company had not entered into any bridge financing commitments which could require funding in the future.

Borrowings

        The Holdings Credit Facility had borrowings of $238.1 million and $221.8 million outstanding as of June 30, 2014 and December 31, 2013, respectively. The SLF Credit Facility had borrowings of $215.0 million and $214.7 million outstanding as of June 30, 2014 and December 31, 2013, respectively. The NMFC Credit Facility had no borrowings outstanding as of June 30, 2014 and December 31, 2013, respectively. The $115.0 million of Convertible Notes issued on June 3, 2014 were outstanding as of June 30, 2014.

Contractual Obligations

        A summary of the Company's significant contractual payment obligations as of June 30, 2014 is as follows:

		Contractual Obligations Payments Due by Period (in millions)
	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
Holdings Credit Facility(1)	$238.1	$—	$238.1	$—	$—
SLF Credit Facility(2)	215.0	—	215.0	—	—
Convertible Notes(3)	115.0	—	—	115.0	—
NMFC Credit Facility(4)	—	—	—	—	—

Total Contractual Obligations	$568.1	$—	$453.1	$115.0	$—

(1)
Under the terms of the $280.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($238.1 million as of June 30, 2014) must be repaid on or before October 27, 2016. As of June 30, 2014, there was approximately $41.9 million of possible capacity remaining under the Holdings Credit Facility.

(2)
Under the terms of the $215.0 million SLF Credit Facility, all outstanding borrowings under that facility ($215.0 million as of June 30, 2014) must be repaid on or before October 27, 2016. As of June 30, 2014, there was no capacity remaining under the SLF Credit Facility.

(3)
The $115.0 million Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

(4)
Under the terms of the $50.0 million NMFC Credit Facility, all outstanding borrowings under that facility (no outstanding borrowings as of June 30, 2014) must be repaid on or before June 4, 2019.

  As of June 30, 2014, there was approximately $50.0 million of possible capacity remaining under the NMFC Credit Facility.

          The Company has certain contracts under which it has material future commitments. The Company has $39.3 million of undrawn funding commitments as of June 30, 2014 related to its participation as a lender in revolving credit facilities, delayed draw commitments or other future funding commitments of the Company's portfolio companies. As of June 30, 2014, the Company signed a financing commitment letter to fund $18.5 million in the future, which is included in the other future funding commitments. As of June 30, 2014, the Company did not enter into any bridge financing commitments which could require funding in the future.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide the Company with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on its performance.

          We have also entered into an Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to perform, or oversee the performance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

  Distributions and Dividends

          Dividends declared and paid to stockholders of the Company for the six months ended June 30, 2014 totaled $34.0 million.

          The following table summarizes the Company's quarterly cash distributions, including dividends and returns of capital, if any, per share that have been declared by the Company's board of directors since the Company's IPO:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount
December 31, 2014
Second Quarter	May 6, 2014	June 16, 2014	June 30, 2014	$0.34
First Quarter	March 4, 2014	March 17, 2014	March 31, 2014	0.34

				$0.68
December 31, 2013
Fourth Quarter	November 8, 2013	December 17, 2013	December 31, 2013	$0.34
Third Quarter	August 7, 2013	September 16, 2013	September 30, 2013	0.34
Third Quarter	August 7, 2013	August 20, 2013	August 30, 2013	0.12	(1)
Second Quarter	May 6, 2013	June 14, 2013	June 28, 2013	0.34
First Quarter	March 6, 2013	March 15, 2013	March 28, 2013	0.34

				$1.48
December 31, 2012
Fourth Quarter	December 27, 2012	December 31, 2012	January 31, 2013	$0.14	(2)
Fourth Quarter	November 6, 2012	December 14, 2012	December 28, 2012	0.34
Third Quarter	August 8, 2012	September 14, 2012	September 28, 2012	0.34
Second Quarter	May 8, 2012	June 15, 2012	June 29, 2012	0.34
Second Quarter	May 8, 2012	May 21, 2012	May 31, 2012	0.23	(3)
First Quarter	March 7, 2012	March 15, 2012	March 30, 2012	0.32

				$1.71
December 31, 2011
Fourth Quarter	November 8, 2011	December 15, 2011	December 30, 2011	$0.30
Third Quarter	August 10, 2011	September 15, 2011	September 30, 2011	0.29
Second Quarter	August 10, 2011	August 22, 2011	August 31, 2011	0.27

				$0.86

Total				$4.73

(1)
Special dividend related to a distribution received attributable to the Company's investment in YP Equity Investors LLC.

(2)
Special dividend intended to minimize to the greatest extent possible the Company's federal income or excise tax liability.

(3)
Special dividend related to estimated realized capital gains attributable to the Predecessor Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company.

        Tax characteristics of all dividends paid by the Company were reported to stockholders on Form 1099 after the end of the calendar year. Future quarterly dividends, if any, for the Company will be determined by the board of directors.

        The Company intends to pay quarterly distributions to its stockholders and to maintain its status as a RIC. The Company intends to distribute approximately its entire portion of Adjusted Net Investment Income on a quarterly basis and substantially its entire taxable income on an annual basis, except that it may retain certain net capital gains for reinvestment.

        The Company maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, the Company's stockholders' cash dividends will be automatically reinvested in additional shares of common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

Related Parties

        The Company has entered into a number of business relationships with affiliated or related parties, including the following:

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  The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  The Company has entered into an Administration Agreement, with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expense, trading expenses and management and incentive fees) had been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. For the three and six months ended June 30, 2014, approximately $0.3 million of indirect administrative expenses were included in the Consolidated Statements of Operations and were included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as the expenses were payable to the Administrator.

  •
  The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

        In addition, the Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

        The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Quantitative and Qualitative Disclosures About Market Risk

        The Company is subject to certain financial market risks, such as interest rate fluctuations. During the six months ended June 30, 2014, certain of the loans held in the Company's portfolio had floating interest rates. As of June 30, 2014, approximately 87.1% of investments at fair value (excluding investments on non-accrual, revolvers, and non-interest bearing equity investments) represent floating-rate investments with a LIBOR floor (includes investments bearing prime interest rate contracts) and approximately 12.9% of investments at fair value represent fixed-rate investments. Additionally, the Company's senior secured revolving credit facilities are also subject to floating interest rates and are currently paid based on one-month floating LIBOR rates.

        The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase by 100, 200 or 300 basis points, or decrease by 25 basis points. Interest income is calculated as revenue from interest generated from the Company's portfolio of investments held on June 30, 2014. Interest expense is calculated based on the terms of the Company's outstanding revolving credit facilities and convertible notes. For the Company's floating rate credit facilities, the Company uses the outstanding balance as of June 30, 2014. Interest expense on the Company's floating rate credit facilities are calculated using the interest rate as of June 30, 2014, adjusted for the hypothetical changes in rates, as shown below. The base interest rate case assumes the rates on the Company's portfolio investments remain unchanged from the actual effective interest rates as of June 30, 2014. These hypothetical calculations are based on a model of the investments in our portfolio, held as of June 30, 2014, and are only adjusted for assumed changes in the underlying base interest rates.

        Actual results could differ significantly from those estimated in the table.

Change in Interest Rates	Estimated Percentage Change in Interest Income Net of Interest Expense (unaudited)
-25 Basis Points	0.60	%(1)
Base Interest Rate	—%
+100 Basis Points	(3.32)%
+200 Basis Points	2.25%
+300 Basis Points	8.74%

(1)
Limited to the lesser of the June 30, 2014 LIBOR rates or a decrease of 25 basis points.

        The Company was not exposed to any foreign currency exchange risks as of June 30, 2014.

 SENIOR SECURITIES

        Information about NMFC's senior securities as of June 30 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche, LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2013, 2012, 2011, 2010 and 2009 is included in this prospectus and is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 30, 2014 (unaudited)
Holdings Credit Facility	$238.1	$2,342	$—	N/A
SLF Credit Facility	215.0	2,342	—	N/A
Convertible Notes	115.0	2,342	—	N/A
NMFC Credit Facility	—	2,342	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(5)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(5)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

BUSINESS

The Company

        NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

        NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations." For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring."

        Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of June 30, 2014, which includes total assets held by the Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

        On May 19, 2011, NMFC priced the IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

        The diagram below depicts our organizational structure as of August 28, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

        Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2014, our top five industry concentrations were education, software, business services, distribution & logistics and energy.

        The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

        As of June 30, 2014, our net asset value was $762.6 million and its portfolio had a fair value of approximately $1,310.9 million in 67 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.7%. This Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

        NMF Holdings is a party to the Holdings Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, National Association. As of June 30, 2014, the Holdings Credit Facility, which matures on October 27, 2016, provides for potential borrowings up to $280.0 million. Unlike many credit facilities for BDCs the amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in its portfolio investments. As of June 30, 2014, we were permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility bears interest at a rate of LIBOR plus 2.75% per annum and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement). As of June 30, 2014, $238.1 million was outstanding under the Holdings Credit Facility.

        The SLF Credit Facility among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016. As of June 30, 2014, the maximum amount of revolving borrowings available under the SLF Credit Facility is $215.0 million. The loan is non-recourse to NMFC and NMF Holdings and is secured by all assets owned by the borrower on an investment by investment basis. As of June 30, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association. NMF SLF is not restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and 2.75% per annum for second lien loans. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement). As of June 30, 2014, $215.0 million was outstanding under the SLF Credit Facility.

        The NMFC Credit Facility among NMFC as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent is structured as a senior secured revolving credit facility and matures on June 4, 2019. As of June 30, 2014, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $50.0 million. NMFC is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants. The NMFC Credit Facility will generally bear interest at a rate of

LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement). The NMFC Credit Facility did not have any debt outstanding as of June 30, 2014.

        On June 3, 2014, NMFC closed a private offering of $115.0 million aggregate principal amount Convertible Notes, pursuant to an indenture, dated June 3, 2014. The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

        For a detailed discussion of the Holdings Credit Facility, the SLF Credit Facility, the NMFC Credit Facility and the Convertible Notes, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations—Liquidity and Capital Resources."

        We expect to continue to finance our investments using both debt and equity, including proceeds from equity and debt securities issued by NMFC.

Recent Developments

        On July 30, 2014, the Company's board of directors declared a special distribution of $0.12 per share payable on September 3, 2014 to holders of record as of August 20, 2014.

        On August 1, 2014, the Company's wholly-owned subsidiary, SBIC LP received approval for a license from the United States Small Business Administration to operate a Small Business Investment Company.

        On August 5, 2014, the Company's board of directors declared a third quarter 2014 distribution of $0.34 per share payable on September 30, 2014 to holders of record as of September 16, 2014.

New Mountain Capital

        New Mountain Capital manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of June 30, 2014, which includes total assets held by NMF Holdings.

        New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through us, and we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target.

        New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

        The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of June 30, 2014, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

        The Investment Adviser is managed by a five member Investment Committee, which is responsible for approving purchases and sales of our investments above $5.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. In addition, the executive officers and certain investment professionals are invited to all Investment Committee meetings. The Investment Committee is responsible for approving all of our investment purchases above $5.0 million. The Investment Committee also approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objectives and Portfolio

        Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments or may include a direct investment in the equity of private companies.

        We make investments through both primary originations and open-market secondary purchases. We primarily target loans to, and invest in, the United States middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $20.0 million and $200.0 million. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Our targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $50.0 million. This investment size may vary proportionately as the size of our capital base changes. At June 30, 2014, our portfolio consisted of 67 portfolio companies and was invested 48.8% in first lien loans, 43.4% in second lien loans, 1.8% in subordinated debt and 6.0% in equity and other, as measured at fair value.

        The fair value of our investments was approximately $1,310.9 million in 67 portfolio companies at June 30, 2014.

        The following table shows our portfolio and investment activity for the six months ended June 30, 2014 and the portfolio and investment activity for the six months ended June 30, 2013 for the Predecessor Operating Company:

	Six months ended
(in millions)	June 30, 2014	June 30, 2013
New investments in 23 and 17 portfolio companies, respectively	$317.0	$262.3
Debt repayments in existing portfolio companies	62.7	176.5
Sales of securities in 8 and 9 portfolio companies, respectively	75.8	24.9
Change in unrealized appreciation on 36 and 41 portfolio companies, respectively	17.3	16.5
Change in unrealized depreciation 32 and 24 portfolio companies, respectively	(10.5)	(16.6)

        At June 30, 2014, the Company's weighted average Yield to Maturity at Cost was approximately 10.7%. At June 30, 2013, the Predecessor Operating Company's weighted average Yield to Maturity at Cost was approximately 10.7%.

        The following summarizes our ten largest portfolio company investments and top ten industries in which we were invested as of June 30, 2014, calculated as a percentage of total assets as of June 30, 2014.

Portfolio Company	Percent of Total Assets
Global Knowledge Training LLC	3.4%
McGraw-Hill Global Education Holdings, LLC	3.2%
Tenawa Resource Holdings LLC	3.1%
Deltek, Inc.	3.1%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	3.0%
Ascend Learning, LLC	3.0%
Kronos Incorporated	2.9%
UniTek Global Services, Inc.	2.8%
Tolt Solutions, Inc.	2.8%
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited	2.6%

Industry Type	Percent of Total Assets
Education	19.7%
Software	18.4%
Business Services	13.6%
Distribution & Logistics	9.2%
Energy	8.4%
Healthcare Services	7.5%
Federal Services	6.9%
Media	4.4%
Healthcare Products	3.1%
Specialty Chemicals and Materials	1.5%

 Competitive Advantages

        We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

        In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

        We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

        In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

        The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and President and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, President, Chief Operating Officer and Managing Director of New Mountain Capital, was previously co-head of Goldman, Sachs & Co.'s United States ("U.S.") mezzanine debt team. John Kline, our Chief Operating Officer and Executive Vice President and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

        Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

        We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

        New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facilities

        The amounts available under the Credit Facilities are generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. For a detailed discussion of the Credit Facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations—Liquidity and Capital Resources."

Market Opportunity

        We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Investment Criteria

        The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  We seek to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  We target industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, we focus on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  We seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  We focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations. We typically target companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  We seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  We seek to invest in established companies with sound historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  We generally seek to invest in companies in conjunction with private equity sponsors who it knows and trusts and who have proven capabilities in building value.

  •
  Seasoned management team.  We generally require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes we have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

        The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

        Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

        Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives us all the benefits of a narrow-based sector fund without forcing us to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

        Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

        Utilizing this research platform, we have largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, we have studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, we have deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

        Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. We have sourced and we expect to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, we have strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that we will continue to utilize those relationships to generate investment opportunities. In the same fashion, we have an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, we have extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

        This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

        In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities we invest in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John Kline and James Stone with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, Douglas Londal, New Mountain Capital's Managing Director, President and Chief Operating Officer, who was formerly co-head of Goldman, Sachs & Co.'s mezzanine debt group, and others.

Investment Committee

        The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. The Investment Committee is responsible for approving all of our investment purchases above $5.0 million. The Investment Committee also monitors investments in our portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

        The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

        In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

        We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve its total return target.

Debt Investments

        The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on its debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and may have an equity component, such as warrants to purchase common stock in the portfolio company.

        In addition, from time to time we may also enter into bridge or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

        When we make a debt investment, we may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co- investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

        We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy. We use several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

        We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1—Investment is performing materially above expectations;

  •
  Investment Rating 2—Investment is performing materially in- line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3—Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4—Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

        The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of June 30, 2014:

	As of June 30, 2014
Investment Rating	Par Value(1)	Percent	Fair Value	Percent
	(amounts in millions)
Investment Rating 1	$209.8	17.0%	$224.6	17.1%
Investment Rating 2	1,005.7	81.6%	1,074.6	82.0%
Investment Rating 3	15.5	1.3%	11.3	0.9%
Investment Rating 4	1.8	0.1%	0.4	—%

	$1,232.8	100.0%	$1,310.9	100.0%

(1)
Excludes shares and warrants.

Exit Strategies/Refinancing

        We exit our investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which our loan is replaced with debt or equity from a third party or parties (in some cases, we may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment by us. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance

        In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

        We compete for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, the leveraged model that we employ to perform our due diligence with the broader New Mountain Capital team and our model of investing in companies and industries we know well.

        We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business".

Employees

        We do not have any employees. Day-to-day investment operations that are conducted by us are managed by the Investment Adviser. See "Investment Management Agreement". We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

        Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

        We, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of June 30, 2014, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive. We do not "control" any of our portfolio companies but we are an "affiliate" of NMFC Senior Loan Program I LLC, which is one of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25.0% of its voting securities and would be an "affiliate" of a portfolio company if we owned 5.0% or more of its voting securities.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(20)	Maturity Date	Yield to Maturity at Cost(21)	Percent of Class Held(22)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments
Acrisure, LLC	Business Services	Second lien(2)	11.50% (L + 10.50%/Q)	3/9/2020	13.23%	—	$17,895
5664 Prairie Creek Drive SE
Caledonia, MI 49316
Aderant North America, Inc.	Software	Second lien(2)	10.00% (L + 8.75%/Q)	6/20/2019	11.34%	—	24,510
500 Northridge Road, Suite 800
Atlanta, GA 30350
Alion Science and Technology Corporation	Federal Services	Warrants(4)	—	—	—	1.94%	94
1750 Tysons Boulevard,
Suite 1300
McLean, VA 22102
American Pacific Corporation**	Specialty Chemicals and	First lien(3)	7.00% (L + 6.00%/M)	2/27/2019	8.14%	—	20,249
3883 Howard Hughes Parkway,	Materials
Suite 700
Las Vegas, NV 89169
Aricent Technologies	Business Services	Second lien(2)	9.50% (L + 8.50%/M)	4/14/2022	11.37%	—	15,000
303 Twin Dolphin Drive,
Suite 600
Redwood City, CA 94605
ARSloane Acquisition, LLC	Business Services	First lien(3)	7.50% (L + 6.25%/Q)	10/1/2019	8.67%	—	20,011
1 Elmcroft Road
Stamford, CT 06926
Ascend Learning, LLC	Education	First lien(3)	6.00% (L + 5.00%/Q)	7/31/2019	7.12%	—	15,136
5 Wall Street	Education	Second lien(4)	9.50% (L + 8.50%/Q)	11/30/2020	11.12%	—	25,155
Burlington, MA 01803

							40,291

Aspen Dental Management, Inc.	Healthcare Services	First lien(3)	7.00% (L + 5.50%/Q)	10/6/2016	7.70%	—	21,048
281 Sanders Creek Parkway	Healthcare Services	First lien(4)(12)—	—	4/6/2016	—	—	(344)
East Syracuse, NY 13057		Undrawn

							20,704

Asurion, LLC (fka Asurion Corporation)	Business Services	Second lien(2)	8.50% (L + 7.50%/Q)	3/3/2021	10.26%	—	5,197
648 Grassmere Park, Suite 300	Business Services	Second lien(4)	8.50% (L + 7.50%/Q)	3/3/2021	10.26%	—	5,197
Nashville, TN 37211

							10,394

ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)	Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012—Past Due	—	—	216
6351 Boulevard 26, Suite 275	Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(8)*	6/30/2012—Past Due	—	—	103
North Richland Hills, TX 76180
Ancora Acquisition LLC(14)	Education	Preferred shares(7)	—	—	—	3.72%	83
8701 Bedford Euless Road, Suite 400	Education	Warrants(7)	—	—	—	3.72%	—

Hurst, TX 76053							402

Black Elk Energy Offshore Operations, LLC	Energy	Preferred shares(4)	17.00%/Q	—	18.46%	20.00%	20,000
11451 Katy Freeway, Suite 500
Houston, TX 77079
Brock Holdings III, Inc.	Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	9.91%	—	14,143
10343 Sam Houston Park Drive, Suite 200
Houston, TX 77064
CompassLearning, Inc.(15)	Education	First lien(2)	8.00% (L + 6.75%/M)	11/26/2018	9.45%	—	29,406
203 Colorado Street
Austin, TX 78701
Confie Seguros Holding II Co.	Consumer Services	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	11.51%	—	15,016
7711 Center Avenue, Suite 200
Huntington Beach, CA 92647

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(20)	Maturity Date	Yield to Maturity at Cost(21)	Percent of Class Held(22)	Fair Value
							(in thousands)
CRC Health Corporation	Healthcare Services	Second lien(4)	9.00% (L + 8.00%/Q)	9/28/2021	10.97%	—	$4,042
16 Pennsylvania Plaza
New York, NY 10001
Crowley Holdings Preferred, LLC	Distribution & Logistics	Preferred shares(4)	12.00%	—	12.55%	17.50%	35,366
9487 Regency Square			(10.00% + 2.00% PIK/Q)*
Boulevard
Jacksonville, FL 32225
Deltek, Inc.	Software	Second lien(2)	10.00% (L + 8.75%/Q)	10/10/2019	11.12%	—	40,883
2291 Wood Oak Drive	Software	Second lien(4)	10.00% (L + 8.75%/Q)	10/10/2019	11.12%	—	1,022
Herndon, VA 20171

							41,905

Distribution International, Inc.	Distribution & Logistics	First lien(2)	7.50% (L + 6.50%/Q)	7/16/2019	9.02%	—	19,850
9000 Railwood Drive
Houston, TX 77078
Edmentum, Inc.(fka Plato, Inc.)	Education	Second lien(2)	11.25% (L + 9.75%/Q)	5/17/2019	12.65%	—	25,250
5600 West 83rd Street,	Education	Second lien(4)	11.25% (L + 9.75%/Q)	5/17/2019	12.65%	—	6,212
8200 Tower, Suite 300
Bloomington, MN 55437

							31,462

Education Management LLC**	Education	First lien(3)	8.25% (L + 7.00%/Q)	3/30/2018	9.59%	—	2,865
210 Sixth Avenue, 33rd Floor	Education	First lien(4)	8.25% (L + 7.00%/Q)	3/30/2018	9.59%	—	788
Pittsburgh, PA 15222

							3,653

Envision Acquisition Company, LLC	Healthcare Services	Second lien(2)	9.75% (L + 8.75%/Q)	11/4/2021	11.78%	—	20,251
2181 East Aurora Road,
Suite 201
Twinsburg, OH 44087
eResearchTechnology, Inc.	Healthcare Services	First lien(3)	6.00% (L + 4.75%/Q)	5/2/2018	7.56%	—	19,137
1818 Market Street, Suite 1000
Philadelphia, PA 19103
First American Payment Systems, L.P.	Business Services	Second lien(3)	10.75% (L + 9.50%/Q)	4/12/2019	12.29%	—	20,300
100 Throckmorton Street,
Suite 1800
Fort Worth, TX 76102
GCA Services Group, Inc.	Business Services	Second lien(4)	9.25% (L + 8.00%/Q)	11/1/2020	10.70%	—	4,057
1350 Euclid Avenue, Suite 1500
Cleveland, OH 44115
Global Knowledge Training LLC	Education	Second lien(2)	11.00% (L + 9.75%/Q)	10/21/2018	12.24%	—	41,592
9000 Regency Parkway,	Education	Ordinary shares(2)	—	—	—	4.20%	4
Suite 400	Education	Preferred shares(2)	—	—	—	4.20%	4,407
Cary, NC 27518

							46,003

GSDM Holdings Corp	Healthcare Services	Subordinated(5)	10.00%/Q	6/23/2020	10.62%	—	14,850
66 Route 17 North
Paramus, NJ 07652
Harley Marine Services, Inc.	Distribution & Logistics	Second lien(3)	10.50% (L + 9.25%/Q)	12/20/2019	12.19%	—	8,910
910 SW Spokane Street
Seattle, WA 98134
Immucor, Inc.	Healthcare Services	Subordinated(3)(10)	11.13%/S	8/15/2019	11.87%	—	3,360
3130 Gateway Drive	Healthcare Services	Subordinated(2)(10)	11.13%/S	8/15/2019	11.87%	—	2,240
Norcross, GA 30091

							5,600

Insight Pharmaceuticals LLC	Healthcare Products	Second lien(3)	13.25% (L + 11.75%/M)	8/25/2017	15.17%	—	19,503
1170 Wheeler Way, Suite 150
Langhorne, PA 19407
JHCI Acquisition, Inc.	Distribution & Logistics	First lien(3)	7.00% (L + 5.75%/M)	7/11/2019	8.21%	—	18,943
3811 Dixon Street	Distribution & Logistics	Second lien(2)	11.00% (L + 9.75%/Q)	7/11/2020	13.02%	—	10,125
Des Moines, IA 50313

							29,068

KeyPoint Government Solutions, Inc.	Federal Services	First lien(3)	7.25% (L + 6.00%/Q)	11/13/2017	8.34%	—	19,649
1750 Foxtail Drive	Federal Services	First lien(2)	7.25% (L + 6.00%/Q)	11/13/2017	8.34%	—	6,517
Loveland, CO 80538

							26,166

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(20)	Maturity Date	Yield to Maturity at Cost(21)	Percent of Class Held(22)	Fair Value
							(in thousands)
Kronos Incorporated	Software	Second lien(2)	9.75% (L + 8.50%/Q)	4/30/2020	11.15%	—	$33,838
297 Billerica Road	Software	Second lien(4)	9.75% (L + 8.50%/Q)	4/30/2020	11.15%	—	5,183
Chelmsford, MA 01824

							39,021

Learning Care Group (US) Inc.(18)
21333 Haggerty Road,
Suite 300
Novi, MI 48375
Learning Care Group (US) No. 2 Inc.	Education	First lien(2)	6.05% (Base Rate + 4.06%/Q)(12)	5/5/2021	7.03%	—	9,618
ASP LCG Holdings, Inc.	Education	Warrants(4)	—	—	—	2.30%	384

							10,002

LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)	Business Services	Second lien(3)	9.50% (L + 8.25%/Q)	10/26/2020	11.07%	—	20,200
1500 City West Boulevard,
Suite 600
Houston, TX 77042
MailSouth, Inc. (d/b/a Mspark)	Media	First lien(3)	6.76% (Base Rate + 4.96%/Q)(12)	12/14/2016	8.71%	—	16,395
5901 Highway 52 East	Media	First lien(4)(12)—Undrawn	—	12/14/2015	—	—	(219)
Helena, AL 35080

							16,176

McGraw-Hill Global Education Holdings, LLC	Education	First lien(2)(10)	9.75%/S	4/1/2021	10.24%	—	28,236
2 Penn Plaza, 12th Floor	Education	First lien(3)	5.75% (Base Rate + 4.75%)/S	3/22/2019	7.30%	—	15,191
New York, NY 10121

							43,427

McGraw-Hill School Education Holdings, LLC	Education	First lien(3)	6.25% (L + 5.00%/Q)	12/18/2019	7.40%	—	20,149
2 Penn Plaza, 12th Floor	Education	First lien(2)	6.25% (L + 5.00%/Q)	12/18/2019	7.40%	—	2,015
New York, NY 10121

							22,164

Meritas Schools Holdings, LLC	Education	First lien(3)	7.00% (L + 5.75%/Q)	6/25/2019	8.09%	—	19,998
630 Dundee Road, Suite 400	Education	First lien(2)	7.00% (L + 5.75%/Q)	6/25/2019	8.09%	—	5,935
Northbrook, IL 60062

							25,933

Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	Software	First lien(3)	7.25% (L + 5.75%/Q)	11/22/2017	8.12%	—	6,579
1500 Dexter Avenue North	Software	Second lien(2)	11.00% (L + 9.50%/Q)	11/22/2018	12.31%	—	33,793
Seattle, WA 98109

							40,372

Packaging Coordinators, Inc.(13)
Packaging Coordinators Holdings, LLC	Healthcare Products	Second lien(2)	9.50% (L + 8.25%/Q)	11/10/2020	10.98%	—	13,971
3001 Red Lion Road	Healthcare Products	Ordinary shares(2)	—	—	—	0.63%	854
Philadelphia, PA 19114

							14,825

Pelican Products, Inc.	Business Products	Second lien(4)	9.25% (L + 8.25%/Q)	4/9/2021	10.91%	—	5,583
23215 Early Avenue
Torrance, CA 90505
Permian Tank & Manufacturing, Inc.	Energy	First lien(2)	10.50%/S	1/15/2018	10.58%	—	25,297
2701 West Interstate 20
Odessa, TX 79760
Physio-Control International, Inc.	Healthcare Products	First lien(3)	9.88%/S	1/15/2019	10.25%	—	7,383
11811 Willows Road NE
Redmond, WA 98052
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**	Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	12.12%	—	35,560
87 Mary Street Walker House
George Town, Grand Cayman,
Cayman Islands
Project Sunshine IV Pty Ltd**	Media	First lien(2)	8.00% (L + 7.00%/Q)	2/28/2019	9.26%	—	9,353
222 Lonsdale Street
Melbourne, Victoria, Australia
Rocket Software, Inc.	Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	11.23%	—	31,338
77 Fourth Avenue
Waltham, MA 02451

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(20)	Maturity Date	Yield to Maturity at Cost(21)	Percent of Class Held(22)	Fair Value
							(in thousands)
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.	Energy	First lien(2)	12.25%/S	12/15/2018	12.83%	—	$26,281
777 Post Oak Boulevard,
Suite 400
Houston, TX 77056
Smile Brands Group Inc.	Healthcare Services	First lien(3)	7.50% (L + 6.25%/Q)	8/16/2019	8.74%	—	14,031
8105 Irvine Center Drive,
Suite 1500
Irvine, CA 92618
Sophia Holding Finance LP / Sophia Holding Finance Inc.	Software	Subordinated(4)	9.63%/S	12/1/2018	9.96%	—	3,658
4375 Fair Lakes Court
Fairfax, VA 22033
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)	Federal Services	First lien(3)	10.00% (L + 8.50%/Q)	4/21/2017	11.03%	—	9,541
2121 Cooperative Way,
Suite 400
Herndon, VA 20171
SRA International, Inc.	Federal Services	First lien(2)	6.50% (L + 5.25%/Q)	7/20/2018	7.88%	—	25,854
4300 Fair Lakes Court	Federal Services	First lien(3)	6.50% (L + 5.25%/Q)	7/20/2018	7.88%	—	7,116
Fairfax, VA 22033

							32,970

St. George's University Scholastic Services LLC	Education	First lien(3)	8.50% (L + 7.00%/Q)	12/20/2017	9.52%	—	15,082
3500 Sunrise Highway,
Building 300
Great River, NY 11739
Storapod Holding Company, Inc.	Consumer Services	Warrants(4)	—	—	—	10.08%	751
5585 Rio Vista Drive
Clearwater, FL 33760
Stratus Technologies Bermuda Holdings Ltd.**	Information Technology	Ordinary shares(2)	—	—	—	0.35%	—
111 Powdermill Road	Information Technology	Preferred shares(2)	—	—	—	0.35%	—
Maynard, MA 01754

							—

Synarc-Biocore Holdings, LLC	Healthcare Services	Second lien(4)	9.25% (L + 8.25%/Q)	3/10/2022	11.09%	—	2,500
826 Newtown Yardley Road
Newtown, PA 18940
TASC, Inc.	Federal Services	First lien(2)	6.50% (L + 5.50%/Q)	5/22/2020	8.03%	—	24,640
4801 Stonecroft Boulevard
Chantilly, VA 20151
Tenawa Resource Holdings LLC(17)
333 Clay Street, Suite 4060
Houston, TX 77002
Tenawa Resource Management LLC	Energy	First lien(4)	10.50% (P + 8.00%/Q)	5/12/2019	11.31%	—	39,820
QID NGL LLC	Energy	Ordinary shares(4)	—	—	—	4.63%	2,400

							42,220

Tolt Solutions, Inc.(16)	Business Services	First lien(2)	7.00% (L + 6.00%/Q)	3/7/2019	7.95%	—	18,725
3350 Rutherford Road	Business Services	First lien(2)	12.00% (L + 11.00%/Q)	3/7/2019	13.29%	—	18,800
Taylors, SC 29687

							37,525

Transtar Holding Company	Distribution & Logistics	Second lien(2)	10.00% (L + 8.75%/Q)	10/9/2019	11.52%	—	28,158
7350 Young Drive
Cleveland, OH 44146
UniTek Global Services, Inc.	Business Services	First lien(2)	15.00% (L + 9.50%+ 4.00%	4/15/2018	17.26%	—	19,241
Gwynedd Hall			PIK/M)*
1777 Sentry Parkway West,	Business Services	First lien(4)	15.00% (L + 9.50%+ 4.00%	4/15/2018	17.26%	—	7,262
Suite 302			PIK/M)*
Blue Bell, PA 19422	Business Services	First lien(2)	15.00% (L + 9.50%+ 4.00% PIK/M)*	4/15/2018	17.26%	—	5,859
	Business Services	First lien(4)	15.00% (L + 9.50%+ 4.00% PIK/M)*	4/15/2018	17.26%	—	558
	Business Services	First lien(2)	15.00% (L + 9.50%+ 4.00% PIK/M)*	4/15/2018	17.26%	—	4,870
	Business Services	First lien(4)	15.00% (L + 9.50%+ 4.00% PIK/M)*	4/15/2018	17.26%	—	464
	Business Services	Warrants(4)(9)	—	—	—	5.01%	416

							38,670

Vertafore, Inc.	Software	Second lien(2)	9.75% (L + 8.25%/Q)	10/27/2017	9.86%	—	10,203
11724 NE 195th Street
Bothell, WA 98011

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(20)	Maturity Date	Yield to Maturity at Cost(21)	Percent of Class Held(22)	Fair Value
							(in thousands)
Virtual Radiologic Corporation	Healthcare Information	First lien(3)	7.25% (L + 5.50%/Q)	12/22/2016	7.51%	—	$7,665
11995 Singletree Lane,	Technology
Suite 500
Eden Prairie, MN 55344
Vision Solutions, Inc.	Software	Second lien(2)	9.50% (L + 8.00%/M)	7/23/2017	9.81%	—	14,070
15300 Barranca Parkway
Irvine, CA 92618
Vitera Healthcare Solutions, LLC	Software	First lien(3)	6.00% (L + 5.00%/Q)	11/4/2020	7.46%	—	1,992
4301 West Boy Scout	Software	Second lien(3)	9.25% (L + 8.25%/Q)	11/4/2021	11.14%	—	7,088
Boulevard, Suite 800
Tampa, FL 33607

							9,080

Winebow Holdings, Inc. (Vinter Group, Inc., The)	Distribution & Logistics	Second lien(4)	8.50% (L + 7.50%/M)	1/2/2022	10.22%	—	2,978
75 Chestnut Ridge Road
Montvale, NJ 07645
YP Holdings LLC(11)
2247 Northlake Parkway
Tucker, GA 30084
YP LLC	Media	First lien(2)	8.00% (L + 6.75%/Q)	6/4/2018	9.05%	—	32,577
YP Equity Investors LLC	Media	Warrants(6)	—	—	—	4.96%	1,900

							34,477

Total Non-Controlled/Non-Affiliated Investments							$1,299,372

Non-Controlled/Affiliated Investments(19)
NMFC Senior Loan Program I LLC**	Investment in Fund	Membership interest(4)	—	—	—	24.73%	$11,500
787 Seventh Avenue,
48th Floor
New York, NY 10019

Total Non-Controlled/Affiliated Investments							$11,500

Total Investments							$1,310,872

(1)
The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, NA, as the Collateral Custodian.

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, NA, as the Collateral Custodian.

(4)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent.

(5)
Investment is held in New Mountain Finance SBIC, L.P.

(6)
Investment is held in NMF YP Holdings, Inc.

(7)
Investment is held in NMF Ancora Holdings, Inc.

(8)
Investment is on non-accrual status.

(9)
The Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.41% equity ownership on a fully diluted basis.

(10)
Securities are registered under the Securities Act.

(11)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(12)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both London Interbank Offered Rate ("LIBOR") and Prime Rate.

(13)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(14)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(15)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(17)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.6% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds an investment in the Term Loan of Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(18)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(19)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

(20)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q), monthly (M), semi-annually (S) or annually (A). For each debt investment we have provided the current interest rate in effect as of June 30, 2014.

(21)
Assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the LIBOR curves at each quarter's respective end date

(22)
Percent of class held is presented only for equity positions.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

        As of June 30, 2014, we had no single investment that represented greater than 5.0% of our total assets.

MANAGEMENT

Board of Directors and Executive Officers

        Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of our board of directors. Our board of directors has an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee and may establish additional committees from time to time as necessary.

        Our board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our governing documents, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our governing documents also give our board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

        Information regarding our board of directors is set forth below. The directors have been divided into two groups—independent directors and interested directors. Interested directors are "interested persons" of NMFC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
David Ogens	60	Director	2010	2015
Alfred F. Hurley, Jr.	59	Director	2010	2016
Kurt J. Wolfgruber	63	Director	2010	2017
David R. Malpass	58	Director	2012	2017
Interested Directors
Steven B. Klinsky	58	Chairman of the Board of Directors	2010	2017
Robert A. Hamwee	44	Chief Executive Officer and Director	2010	2016
Adam B. Weinstein	35	Executive Vice President and Chief Administrative Officer	2012	2015

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is set forth below.

Name	Age	Position
Paula Bosco	41	Chief Compliance Officer, Chief Regulatory Counsel and Corporate Secretary
David Cordova	33	Chief Financial Officer and Treasurer
John R. Kline	38	Executive Vice President and Chief Operating Officer

        The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Biographical Information

Directors

        Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to our affairs, is able to work with the other members of the board of directors and contribute to our success and can represent the long-term interests of our stockholders as a whole. We have selected our current directors to provide a range of backgrounds and experience to our board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led us to conclude, as of the date of this prospectus, that the individual should serve as a director, in light of our business and structure.

Independent Directors

        David Ogens has been a director of NMFC since November 2010. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

        Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to our board of directors. This background positions Mr. Ogens well to serve as our director.

        Kurt J. Wolfgruber has been a director of NMFC since November 2010, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

        Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to our board of directors. This background positions Mr. Wolfgruber well to serve as our director.

        Alfred F. Hurley, Jr. has been a director of NMFC since November 2010. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and is now a consultant to the Bank. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company, where he serves as Chairman of the Compensation and Governance Committee and as a member of the Audit Committee. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

        Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to our board of directors. This background positions Mr. Hurley well to serve as our director.

        David R. Malpass has been a director of NMFC since July 2012. He is currently president of Encima Global, an economic research and consulting firm serving institutional investors and corporate clients. His work provides insight and analysis on global economic and political trends, with investment research spanning equities, fixed income, commodities and currencies. Before founding Encima Global, LLC in 2008, Mr. Malpass served as Bear Stearns' chief economist and Senior Managing Director from 1993 to 2008. Between February 1984 and January 1993, Mr. Malpass held economic appointments during the Reagan and Bush Administrations. He was Deputy Assistant Treasury Secretary for Developing Nations, a Deputy Assistant Secretary of State, Republican Staff Director of Congress's Joint Economic Committee, and Senior Analyst for Taxes and Trade at the Senate Budget Committee. From 1977 to 1983, Mr. Malpass worked in Portland, Oregon as a Certified Public Accountant with Arthur Andersen's systems consulting group, the Controller at Consolidated Supply Co., and a contract administrator at Esco Corporation, a steel foundry. Mr. Malpass also has served on the board of directors of various UBS closed-end mutual funds since May 2014. Mr. Malpass authors the Current Events column in Forbes magazine, and his opinion pieces appear regularly in the Wall Street Journal. Mr. Malpass received a bachelor's degree in physics from Colorado College and a M.B.A. from the University of Denver. In addition to this, he studied international economics at Georgetown University's School of Foreign Service.

        Mr. Malpass brings his experience in global economics and research to our board of directors. This background positions Mr. Malpass well to serve as our director.

Interested Directors

        Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children

Centers, Private Equity Growth Capital Council, Victory Education Partners, SNL Financial LC, Avantor Performance Materials Holdings, Inc., IRI Group Holdings, Inc., Inmar, Inc., and Overland Solutions, Inc., and during the five years prior to the date of this document has served on the board of directors of Oakleaf Global Holdings, Inc., Connextions, Inc., Apptis, Inc., MailSouth, Inc., National Medical Health Card Systems, Inc., RedPrairie Holding, Inc. and Deltek, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

        From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of our business and operations, as a Managing Director and Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as a chairman of our board of directors.

        Robert A. Hamwee has served on the board of directors of NMFC since July 2010. Mr. Hamwee has served as NMFC's Chief Executive Officer since July 2010 and President since March 2011. Mr. Hamwee has also served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

        Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides our board of directors valuable industry- and company-specific knowledge and expertise.

        Adam B. Weinstein has served on the board of directors of NMFC since July 2012. Mr. Weinstein has served as our Executive Vice President and Chief Administrative Officer since January 2013 and previously served as our Chief Financial Officer and Treasurer from July 2010. Mr. Weinstein also serves as a Managing Director and Co-Chief Financial Officer of New Mountain Capital and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm's merger and acquisition and private equity investor services areas. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

        Mr. Weinstein brings his industry-specific expertise and background in accounting to our board of directors. This background positions Mr. Weinstein well to serve as our director.

Executive Officers Who Are Not Directors

        Paula Bosco has served as Chief Compliance Officer and Corporate Secretary of NMFC since July 2010. Ms. Bosco has served as our Chief Regulatory Counsel since February 2013. Ms. Bosco serves as a Managing Director, Chief Regulatory Counsel and Chief Compliance Officer of New Mountain Capital and has been in various roles since joining in 2009. Prior to joining New Mountain Capital in 2009, Ms. Bosco served as the Chief Compliance Officer for the advisory division of Lehman Brothers Inc. from 2007 to 2009. From 2005 to 2007, Ms. Bosco served as Senior Vice President and Assistant Director of International & Investment Advisory Services Compliance at Citigroup Global

Markets, Inc. Prior to that, Ms. Bosco held a number of senior legal and regulatory compliance positions with investment banks and financial regulators, as well as with a large New York City law firm. Ms. Bosco received her B.A. in Political Science from the State University of New York, her J.D. from the City University of New York School of Law and her M.B.A. in Finance/Investment Management from Pace University. She is admitted to practice law in the U.S. District Court, Eastern and Southern Districts of New York, and the U.S. Court of Appeals, Second Circuit.

        David Cordova has served as Chief Financial Officer and Treasurer of NMFC since January 2013. Mr. Cordova joined NMFC as the BDC Finance Director in 2012. Prior to joining New Mountain Capital, he worked for Starwood Property Trust, Inc., an externally managed mortgage REIT of Starwood Capital Group, as Manager of Financial Reporting. Before joining Starwood in 2010, Mr. Cordova worked in Ernst & Young's Audit and Assurance practice from 2005 to 2010. Mr. Cordova received a B.A. in Accounting from James Madison University and a M.B.A. with concentrations in finance and economics from New York University's Leonard N. Stern School of Business.

        John R. Kline has served as an Executive Vice President and Chief Operating Officer of NMFC since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

        Our board of directors monitor and perform an oversight role with respect to our business and affairs, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, board of directors approve the appointment of the Administrator and officers, review and monitor the services and activities performed by the Administrator and officers and approve the engagement, and review the performance of, our independent public accounting firm.

        Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders at such times.

        Mr. Klinsky currently serves as the chairman of our board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director, Founder and Chief Executive Officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. We believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that, at present, we are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between our management and our board of directors, ensuring that all groups act with a common purpose.

        Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine their corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.

Board of Directors' Role In Risk Oversight

        Our board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which are comprised solely of independent directors and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

        Our audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist our board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements, including the independence of our independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to our board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

        Our board of directors performs its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of our compliance policies and procedures and our service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's quarterly review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks.

        In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

        We believe that our board of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited because our asset coverage must equal at least 200.0% immediately after we incur indebtedness, we generally have to invest at least 70.0% of our total assets in "qualifying assets" and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

        We recognize that different board of director roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that its continues to meet our needs.

Committees of the Board of Directors

        Our board of directors has established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. During 2013, our board of directors held eight board of directors meetings, five audit committee meetings, three nominating and corporate governance committee meetings, eight valuation committee meetings and two compensation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

        The audit committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of our independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee, and our board of directors has determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

        The nominating and corporate governance committee seek candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, us and our stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the board of directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the board of directors represent a range of backgrounds and experience.

        The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the need of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Valuation Committee

        The valuation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter set forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

Compensation Committee

        The compensation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committees. The compensation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Compensation of Directors

        The following table sets forth the compensation of our directors for the year ended December 31, 2013.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$103,000	—	$103,000
Alfred F. Hurley, Jr.	$96,000	—	$96,000
Kurt J. Wolfgruber	$99,000	—	$99,000
David R. Malpass	$94,000	—	$94,000

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

        Prior to October 1, 2013, our independent directors received an annual retainer fee of $75,000 and further received a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. Effective October 1, 2013, our independent directors receive an annual retainer fee of $85,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

        None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to our chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by us of the allocable portion of such compensation for services rendered to us.

Indemnification Agreements

        We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

PORTFOLIO MANAGEMENT

        The management of our investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving all of our investment purchases above $5.0 million. The Investment Committee also monitors investments in our portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

        As of June 30, 2014, the Investment Adviser was supported by approximately 100 New Mountain Capital staff members, including approximately 60 investment professionals. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

        Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Klinsky and Hamwee, see "Management—Biographical Information—Directors—Interested Directors".

        Adam J. Collins serves on the Investment Adviser's investment committee and serves as Chief Financial Officer and a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2001, Mr. Collins worked at Goldman, Sachs & Co. from 1996 to 2000 in the controllers group and in 2001 in the Real Estate Principal Investment area. Prior to 1996, Mr. Collins worked at KPMG from 1994 to 1996. Mr. Collins received his B.S. in Accounting from Babson College.

        Douglas F. Londal serves on the Investment Adviser's investment committee and serves as President, Chief Operating Officer and a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2004, Mr. Londal held various positions within Goldman, Sachs & Co. from 1991 to 2004, including serving as a Managing Director in the Principal Investment Area and as a member of the Mergers & Acquisitions Department. While in the Principal Investment Area, Mr. Londal held various positions including co-head of Merchant Banking in the Americas and co-head of the Mezzanine investing effort in the Americas. Mr. Londal serves on the board of directors of Inmar, Inc., NuSil Technology LLC and Valet Waste Holdings, Inc. Mr. Londal received his B.A. in Economics from the University of Michigan. He received his M.B.A. from the University of Chicago Graduate School of Business.

        James W. Stone III has served as a Director of New Mountain Capital since 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in finance and accounting from The University of Chicago's Graduate School of Business.

        The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of NMFC(1)(2)
Robert A. Hamwee	over $1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $15.21 on August 28, 2014 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

        Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than our portfolio. Mr. Hamwee is a Managing Director of New Mountain Capital, which as of June 30, 2014 had more than $12.0 billion (including the Company) of assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) used to calculate New Mountain Capital's management fees related to such funds. See "Risk Factors—Risks Relating to Our Business—The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns."

Compensation

        None of the Investment Adviser's investment professionals are employed by us or will receive any direct compensation from us in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

 INVESTMENT MANAGEMENT AGREEMENT

        NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. NMFC is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between NMFC and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

        The Investment Adviser is registered as an Investment Adviser under the Advisers Act. The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of the investments that we make;

  •
  executes, monitors and services the investments that we make;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on our behalf; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

        The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to us are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

        Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

        The base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee.

Incentive Fees

        The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there is none as of June 30, 2014), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        Under GAAP, our IPO did not step-up the cost basis of our existing investments to fair market value at the IPO date. Since the total value of our investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. We track the transferred (or fair market) value of each of our investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjust Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on our investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". We also use the transferred (or fair market) value of each of our investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

        Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of our incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of our Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of our Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of our Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of our Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

        The following is a graphical representation of the calculation of the income- related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"

Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income-related portion of incentive fee

        These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

        The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

        In accordance with GAAP, we accrue a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

        Investment income (including interest, dividends, fees, etc.) = 1.25%

        Hurdle rate(1) = 2.00%

Management fee(2) = 0.44%
Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

        Pre-Incentive Fee Adjusted Net Investment Income
(investment income - (management fee + other expenses)) = 0.61%

        Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

        Investment income (including interest, dividends, fees, etc.) = 2.90%

        Hurdle rate(1) = 2.00%

Management fee(2) = 0.44%
Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

        Pre-Incentive Fee Adjusted Net Investment Income
(investment income - (management fee + other expenses)) = 2.26%

        Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

    = 100.00% × (2.26% - 2.00%)

    = 0.26%

        Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3.50%

        Hurdle rate(1) = 2.00%

Management fee(2) = 0.44%
Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

        Pre-Incentive Fee Adjusted Net Investment Income
(investment income - (management fee + other expenses)) = 2.86%

        Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

        Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income - 2.50%))

        Catch-up = 2.50% - 2.00%

    = 0.50%

        Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% - 2.50%))

    = 0.50% + (20.00% × 0.36%)

    = 0.50% + 0.07%

    = 0.57%

        Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for our investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

        The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million—($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None—$5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million—$6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

        The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee—20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee—$6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee—$7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None—$5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for our investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

Payment of Expenses

        Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance our investments;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or us in connection with administering our business, including payments under the Administration Agreement that is based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

        The Investment Management Agreement was initially approved by the board of directors of NMF Holdings, including a majority of the directors who are not interested persons, on March 10, 2011 and by a majority of the partners of Guardian AIV and New Mountain Guardian Partners, L.P. through a written consent first solicited on November 8, 2010. At an in-person meeting held on February 23, 2012, the NMF Holdings' board of directors unanimously approved an amended and restated investment advisory and management agreement between NMF Holdings and the Investment Adviser (the "2012 Advisory Agreement"). In accordance with the 1940 Act, the 2012 Advisory Agreement was submitted for approval by the stockholders/unit holders of each of NMFC and NMF Holdings at their 2012 joint annual meeting, which was held on May 8, 2012. The 2012 Advisory Agreement became effective immediately upon receipt of the necessary stockholder/unit holder approval.

        In connection with the Restructuring, at an in-person meeting held on March 25, 2014, the board of directors of NMFC unanimously approved a new investment advisory and management agreement between NMFC and the Investment Adviser (the "New Advisory Agreement") and recommended that the 2012 Advisory Agreement be terminated after the New Advisory Agreement is approved by NMFC's stockholders in accordance with the 1940 Act. At NMFC's 2014 annual meeting of stockholders, which was held on May 6, 2014, the New Advisory Agreement was submitted for approval by the stockholders of NMFC. The New Advisory Agreement became effective immediately upon receipt of the necessary stockholder approval. The terms and conditions of the New Advisory

Agreement are identical to the terms and conditions of the 2012 Advisory Agreement, except that NMFC replaced NMF Holdings as a party to the New Advisory Agreement.

        The New Advisory Agreement provides that the New Advisory Agreement will remain in force for two years from the date on which it first becomes effective, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the board of directors, or by the vote of a majority of the outstanding voting securities of NMFC and (B) the vote of a majority of NMFC's board of directors who are not parties to the New Advisory Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the New Advisory Agreement may be terminated (i) by NMFC at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMFC shall be directed or approved by the vote of a majority of the directors of NMFC in office at the time or by the vote of a majority of the voting securities of NMFC at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMFC (which notice may be waived by NMFC).

Indemnification

        The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

        The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

        A discussion regarding the basis for our board of directors' approval of the Investment Management Agreement was included in our annual proxy statement that was incorporated by reference in our annual report on Form 10-K for the period ending December 31, 2013.

ADMINISTRATION AGREEMENT

        We have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for us, including arranging office facilities for us and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of our chief financial officer. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for us.

LICENSE AGREEMENT

        We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have entered into an Investment Advisory and Management Agreement with the Investment Adviser. Pursuant to the Investment Advisory and Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of our gross assets and (b) an incentive fee based on our performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Advisory and Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Advisory and Management Agreement. In addition, our executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our and our stockholders' best interests.

        Although we are currently New Mountain Capital's only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Advisory and Management Agreement may manage other funds which may from time to time have overlapping investment objectives with us and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        We have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for us and provides office equipment and administrative services necessary to conduct our day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs.

        We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

        Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a separate private placement at the initial public offering price per share.

        NMFC is a party to a Registration Rights Agreement with Steven B. Klinsky (the Chairman of our board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, the Investment Adviser has the right to require NMFC to register for public resale under the Securities Act of 1933, as amended, all registerable securities that are held by the Investment Adviser and that it requests to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued to the Investment Adviser and any of its transferees. The rights under the Registration Rights Agreement can be conditionally exercised by the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, the Investment Adviser can withdraw its request to have the shares registered. The Investment Adviser may assign its rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky (and a related entity) will have the right to "piggyback", or include his own registrable securities in such a registration.

        Holders of registerable securities have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. The Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

        The Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. The Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NFMC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

        In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

        We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of NMFC's common stock by:

  •
  each person known to us to beneficially own 5.0% or more of the outstanding shares of NMFC's common stock;

  •
  each of NMFC's directors and each executive officer individually; and

  •
  all of NMFC's directors and executive officers as a group.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

        Percentage of beneficial ownership below takes into account 52,062,238 shares of common stock of NMFC outstanding as of August 28, 2014. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

		NMFC Shares
	Type of Ownership in NMFC
Name		Number	Percentage
Executive Officers:
Paula A. Bosco	Direct	13,455	*
David M. Cordova	Direct	3,214	*
John R. Kline	Direct	17,878	*
Interested Directors:
Steven B. Klinsky(1)	Direct and Beneficial	3,080,139	5.9%
Robert A. Hamwee	Direct	165,748	*
Adam B. Weinstein	Direct	30,067	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	23,641	*
David R. Malpass	Direct	75,211	*
David Ogens	Direct	31,124	*
Kurt J. Wolfgruber	Direct	31,474	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	3,471,951	6.7%

*
Represents less than 1.0%.

(1)
Mr. Klinsky directly owns 2,311,138 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 114,874 shares of NMFC's common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 654,127 shares.

        The following table sets forth the dollar range of NMFC equity securities over which holders of NMFC's common stock have voting power that is beneficially owned by each of NMFC's directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
David Ogens(4)	Over $100,000
Albert F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $15.21 per share on August 28, 2014 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

 SELLING STOCKHOLDERS

        This prospectus also relates to 2,172,000 shares of NMFC's common stock being offered for resale on behalf of the stockholders identified below. The stockholders acquired the shares from us in connection with our formation transactions prior to the IPO and the Concurrent Private Placement. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with any of the stockholders regarding the sale of any of the resale shares.

        The following table sets forth:

  •
  the name of the stockholders;

  •
  the number and percent of shares of NMFC's common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;

  •
  the number of shares of NMFC's common stock that may be offered for resale for the account of the stockholders under this prospectus; and

  •
  the number and percent of shares of NMFC's common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

        The number of shares in the column "Number of Shares Being Offered" represents all of the shares that each stockholder may offer under this prospectus. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

        This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 52,062,238 shares of NMFC's common stock issued and outstanding on August 28, 2014, adjusted as may be required by rules promulgated by the SEC.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

	Shares Beneficially Owned Prior to Offering			Shares Beneficially Owned After Offering
			Number of Shares Being Offered
Stockholders	Number	Percent		Number	Percent
Steven B. Klinsky(1)	2,311,138	4.4%	1,246,912	1,064,226	2.0%
Steven B. Klinsky Trust(2)	114,874	*	68,965	45,909	*
Steven B. Klinsky Non-GST Exempt Trust(2)	654,127	1.3%	547,500	106,627	*
Robert A. Hamwee(1)	165,748	*	68,965	96,783	*
Adam B. Weinstein(1)	30,067	*	8,621	21,446	*
Paula A. Bosco(1)	13,455	*	1,724	11,731	*
John R. Kline(1)	17,878	*	6,897	10,981	*
Other(3)	509,212	*	222,416	286,796	*
Total	3,816,499	7.3%	2,172,000	1,644,499	3.2%

*
Less than 1.0%.

(1)
Reflects an officer and/or director of NMFC.

(2)
Steven B. Klinsky is the trustee of the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust and has voting and investment power with respect to the shares of NMFC's common stock held by the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust.

(3)
Represents selling stockholders who, collectively, own less than 1.0% of total shares of NMFC's common stock outstanding on a fully converted basis. These selling stockholders are employees and/or affiliates of New Mountain Capital Group, L.L.C., which is an affiliate of NMFC.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

        We conduct the valuation of assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. We determine our net asset value on a quarterly basis, or more frequently if required under the 1940 Act.

        We apply fair value accounting in accordance with GAAP. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

    d.
    When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

        The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

Determinations in Connection with Offerings

        In connection with future offering of shares of NMFC's common stock, NMFC's board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of NMFC's common stock at a price below the then current net asset value of NMFC's common stock at the time at which the sale is made. NMFC's board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of NMFC's common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  NMFC's management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of NMFC's common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of NMFC's common stock; and

  •
  the magnitude of the difference between (i) a value that NMFC's Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of NMFC's common stock, which is based upon the net asset value of NMFC's common stock disclosed in the most recent periodic report that NMFC filed with the SEC, as adjusted to reflect NMFC's management's assessment of any material change in the net asset value of its common stock since the date of the most recently disclosed net asset value of NMFC's common stock, and (ii) the offering price of the shares of NMFC's common stock in the proposed offering.

        Moreover, to the extent that there is even a remote possibility that NMFC may (i) issue shares of its common stock at a price per share below the then current net asset value per share of its common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of NMFC's common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, NMFC's board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that NMFC is required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

        No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

        Cash distributions reinvested in additional shares of our common stock will be automatically reinvested by us in shares of our common stock. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. We reserve the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

        All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

 DESCRIPTION OF SECURITIES

        This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

        The following description is based on relevant portions of the Delaware General Corporation Law, NMFC's amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, NMFC's amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

        NMFC's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 52,062,238 shares are outstanding as of August 28, 2014. NMFC's common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, NMFC's stockholders generally will not be personally liable for our debts or obligations.

        The following are NMFC's outstanding classes of securities as of August 28, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	52,062,238
Preferred Stock	2,000,000	—	—

Common Stock

        Under the terms of NMFC's amended and restated certificate of incorporation, all shares of NMFC's common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of NMFC's common stock if, as and when authorized by NMFC's board of directors and declared by NMFC out of funds legally available therefore. Shares of NMFC's common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of NMFC's liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of NMFC's common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of NMFC's common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of NMFC's directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        NMFC's amended and restated certificate of incorporation authorizes its board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by NMFC's amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of NMFC's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to NMFC's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of NMFC's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance by NMFC of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, NMFC does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. NMFC's amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

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  for breach of duty of loyalty;

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  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

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  under Section 174 of the DGCL (unlawful dividends); or

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  for transactions from which the director derived improper personal benefit.

        Under NMFC's amended and restated bylaws, NMFC will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of NMFC's directors or officers. So long as NMFC is regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        NMFC has obtained liability insurance for its officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

        Certain provisions of NMFC's amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which NMFC is a party may make it more difficult for or prevent an unsolicited third party from acquiring control of NMFC or changing its board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in NMFC's control or in its management. These provisions are intended to enhance the likelihood of continued stability in the composition of NMFC's board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in NMFC's control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for NMFC's shares and, as a consequence, they also may inhibit fluctuations in the market price of NMFC's shares that could result from actual or rumored takeover attempts.

        Classified Board; Vacancies; Removal.    The classification of NMFC's board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire NMFC, or of discouraging a third party from acquiring NMFC. NMFC's board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

        NMFC's amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

        A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

        Advance Notice Requirements for Stockholder Proposals and Director Nominations.    NMFC's amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give NMFC advance notice of nominations and other business is to afford NMFC's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by NMFC's board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although NMFC's amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to NMFC and its stockholders.

        Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. NMFC's amended and restated certificate of incorporation will provide that the following provisions, among others, may be amended by its stockholders only by a vote of at least two-thirds of the shares of NMFC's capital stock entitled to vote:

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  the classification of its board of directors;

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  the removal of directors;

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  the limitation on stockholder action by written consent;

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  the limitation of directors' personal liability to NMFC or its stockholders for breach of fiduciary duty as a director;

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  the ability to call a Special Meeting of Stockholders being vested in NMFC's board of directors, the chairperson of its board, NMFC's chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of capital stock of NMFC generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

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  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

        The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of NMFC's capital stock entitled to vote.

        Calling of Special Meetings by Stockholders.    NMFC's certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by NMFC's board of directors, the chairperson of its board, NMFC's chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of capital stock of NMFC, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

        Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

        The Credit Facilities also include change of control provisions that accelerate the indebtedness under the Credit Facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the Credit Facilities could be accelerated.

DESCRIPTION OF PREFERRED STOCK

        In addition to shares of common stock, NMFC has 2,000,000 shares of preferred stock, par value $0.01, of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

        The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

        For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF SUBSCRIPTION RIGHTS

General

        NMFC may issue subscription rights to its stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to NMFC's stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to NMFC's stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

        Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in NMFC upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than NMFC's then current net asset value per share, the rights offering may reduce NMFC's net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of NMFC's common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of NMFC's stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

 DESCRIPTION OF WARRANTS

        The following is a general description of the terms of the warrants NMFC may issue from time to time. Particular terms of any warrants NMFC offers will be described in the prospectus supplement relating to such warrants.

        NMFC may issue warrants to purchase shares of NMFC's common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. NMFC will issue each series of warrants under a separate warrant agreement to be entered into between NMFC and a warrant agent. The warrant agent will act solely as NMFC's agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  the number of shares of common stock issuable upon exercise of such warrants;

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  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the number of such warrants issued with each share of common stock;

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  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, NMFC may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) NMFC's stockholders authorize the proposal to issue such warrants, and NMFC's board of directors approves such issuance on the basis that the issuance is in the best interests of NMFC and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of NMFC's voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of NMFC's outstanding voting securities.

 DESCRIPTION OF DEBT SECURITIES

        NMFC may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between NMFC and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against NMFC if it defaults. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "—Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for NMFC with respect to the debt securities.

        This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. NMFC will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default (as defined in "Events of Default" below);

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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  whether and under what circumstances NMFC will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether NMFC will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, NMFC, as a BDC, is permitted to issue debt only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to NMFC by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by NMFC in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "—Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        Except as described under "—Events of Default" and "—Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event NMFC issues a large amount of debt or NMFC is acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or NMFC's covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        NMFC has the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

        No person from whom NMFC borrows will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of NMFC's operating policies or investment strategies, as applicable.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or NMFC provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        NMFC may issue the debt securities in registered form, in which case NMFC may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. NMFC expects that it will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

        NMFC will issue registered debt securities in book-entry form only, unless NMFC specifies otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, NMFC will recognize only the depositary as the holder of the debt securities and NMFC will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, NMFC may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, NMFC will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and NMFC will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        NMFC's obligations, as well as the obligations of the applicable trustee and those of any third parties employed by NMFC or the applicable trustee, run only to the legal holders of the debt securities. NMFC does not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because NMFC is issuing the debt securities only in book-entry form.

        For example, once NMFC makes a payment or gives a notice to the holder, NMFC has no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if NMFC wants to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve itself of the consequences of a default or of its obligation to comply with a particular provision of an indenture), NMFC would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, NMFC usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that NMFC deposits with and registers in the name of a financial institution or its nominee that NMFC selects. The financial institution that NMFC selects for this purpose is called the depositary. Unless NMFC specifies otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "—Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "—Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC and the trustee also do not supervise the depositary in any way;

  •
  if NMFC redeems less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; NMFC does not monitor, nor is NMFC responsible for the actions of, any of those intermediaries.

Termination of a Global Security

        If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "—Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not NMFC or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        NMFC will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Since NMFC will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

        NMFC will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, NMFC will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

Payments on Certificated Securities

        NMFC will make payments on a certificated debt security as follows. NMFC will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at NMFC's office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. NMFC will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at NMFC's option it may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, NMFC will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  NMFC does not pay the principal of, or any premium on, a debt security of the series on its due date;

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  NMFC does not pay interest on a debt security of the series within 30 days of its due date;

  •
  NMFC does not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

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  NMFC remains in breach of a covenant in respect of debt securities of the series for 60 days after it receives a written notice of default stating NMFC is in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  NMFC files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to NMFC by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

        If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) NMFC has deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

        The trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, NMFC will furnish to each trustee a written statement of certain of its officers certifying that to their knowledge NMFC is in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

        Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

        Under the terms of the indenture, NMFC is generally permitted to consolidate or merge with another entity. NMFC is also permitted to sell all or substantially all of its assets to another entity. However, NMFC may not take any of these actions unless all the following conditions are met:

  •
  where NMFC merges out of existence or sells substantially all its assets, the resulting entity or transferee must agree to be legally responsible for NMFC's obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and NMFC must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving NMFC a notice of default or NMFC's as applicable, having to exist for a specific period of time were disregarded.

  •
  NMFC must deliver certain certificates and documents to the trustee; and

  •
  NMFC must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes NMFC can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

        First, there are changes that NMFC cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation NMFC has to pay additional amounts.

Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. NMFC also does not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive NMFC's compliance with some of its covenants applicable to that series of debt securities. However, NMFC cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, NMFC will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), NMFC will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, NMFC will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if NMFC has deposited or set aside in trust money for their payment or redemption or if NMFC any other obligor, or any affiliate of NMFC, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "—Defeasance—Full Defeasance".

        NMFC will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If NMFC sets a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if NMFC seeks to change the indenture or the debt securities or requests a waiver.

 Defeasance

        The following provisions will be applicable to each series of debt securities unless NMFC states in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

        Under current U.S. federal tax law and the indenture, NMFC can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If NMFC achieved covenant defeasance and your debt securities were subordinated as described under "—Indenture Provisions—Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, NMFC must do the following:

  •
  NMFC must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  NMFC must deliver to the trustee a legal opinion of its counsel confirming that, under current U.S. federal income tax law, NMFC may make the above deposit without causing you to be taxed on the debt securities any differently than if NMFC did not make the deposit;

  •
  NMFC must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by NMFC under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of NMFC's other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If NMFC accomplishes covenant defeasance, you can still look to NMFC for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as NMFC's bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that NMFC would have sufficient funds to make payment of the shortfall.

Full Defeasance

        If there is a change in U.S. federal tax law or NMFC obtains IRS ruling, as described in the second bullet below, NMFC can legally release itself from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if NMFC puts in place the following other arrangements for you to be repaid:

  •
  NMFC must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  NMFC must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows NMFC to make the above deposit without causing you to be taxed on the debt securities any differently than if NMFC did not make the deposit. Under current U.S. federal tax law, the deposit and NMFC's legal release from the debt securities would be treated as though NMFC paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  NMFC must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by NMFC under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of NMFC's other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

        If NMFC ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to NMFC for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of NMFC's lenders and other creditors, as applicable, if NMFC ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "—Indenture Provisions—Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

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  without interest coupons; and

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  unless NMFC indicates otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. NMFC has appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. NMFC may appoint another entity to perform these functions or perform them itself.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if NMFC's transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

        If NMFC has designated additional transfer agents for your debt security, they will be named in the prospectus supplement. NMFC may appoint additional transfer agents or cancel the appointment of any particular transfer agent. NMFC may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and NMFC redeems less than all the debt securities of that series, NMFC may block the transfer or exchange of those debt securities during the period beginning 15 days before the day NMFC mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. NMFC may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that NMFC will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of NMFC's assets upon its dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but NMFC's obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by NMFC is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon NMFC's dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by NMFC the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of NMFC's assets upon its insolvency, certain of its senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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  NMFC's indebtedness (including indebtedness of others guaranteed by NMFC), whenever created, incurred, assumed or guaranteed, for money borrowed, that NMFC has designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of NMFC's Senior Indebtedness and of its other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

        Certain of NMFC's indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of NMFC's secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that NMFC incurs in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of NMFC will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by its subsidiaries, financing vehicles or similar facilities.

        In the event of NMFC's bankruptcy, liquidation, reorganization or other winding up any of its assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of NMFC's secured indebtedness.

The Trustee under the Indenture

        U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 SHARES ELIGIBLE FOR FUTURE SALE

        Sales of substantial amounts of NMFC's unregistered common stock in the public market, including by New Mountain Guardian Partners, L.P., or its transferees, or the perception that such sales could occur, could adversely affect the prevailing market price of NMFC's common stock and NMFC's future ability to raise capital through the sale of its equity securities.

        Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act. Any shares of NMFC's common stock to be received by New Mountain Guardian Partners, L.P. or its transferees or the Investment Adviser, if applicable with respect to any shares of NMFC's common stock received as payment of the incentive fee, would be eligible for public sale if registered under the Securities Act or sold in accordance with Rule 144 of the Securities Act. NMFC has granted Steven B. Klinsky, an entity related to Mr. Klinsky, the Investment Adviser and their permitted transferees the registration rights described below.

Rule 144

        In general, a person who has beneficially owned restricted shares of NMFC's common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of NMFC's affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) NMFC is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares or NMFC's common stock for at least six months but who are NMFC's affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

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  1.0% of the number of shares of NMFC's common stock then outstanding; or

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  the average weekly trading volume of NMFC's common stock on the NYSE for the four calendar weeks prior to the sale,

provided, in each case, that NMFC is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Registration Rights

        Pursuant to the Registration Rights Agreement entered into in connection with NMFC's IPO, the Investment Adviser has the right, subject to various conditions and limitations, to demand the filing of, and include any registerable securities held by the Investment Adviser, if any, in, registration statements relating to NMFC's common stock. Furthermore, Steven B. Klinsky and a related entity have the right to "piggyback", or include their own registrable securities in a demand registration. These registration rights could impair the prevailing market price and impair NMFC's ability to raise capital by depressing the price at which it could sell its common stock. Steven B. Klinsky, and an entity related to Steven B. Klinsky have exercised their rights under the Registration Rights Agreement and their respective shares of NMFC's common stock are being offered for resale in this prospectus. See "Selling Stockholders" in this prospectus.

 MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

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  A citizen or individual resident of the United States;

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  A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

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  A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

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  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

        If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Our Election to be Taxed as a RIC

        We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "—Taxation of U.S. Stockholders" and "—Taxation of Non-U.S. Stockholders" below.

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

        We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed and on which we did not pay corporate-level income tax, in preceding years (the "Excise Tax Avoidance

Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships", or other income derived with respect to NMFC's business of investing in such stock or securities (the "90.0% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

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  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

        NMF Holdings is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF Holdings will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF Holdings.

        NMF SLF is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF SLF will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF SLF's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF SLF.

        SBIC GP and SBIC LP are treated as disregarded entities for U.S. federal income tax purposes. As a result, both SBIC GP and SBIC LP will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC GP's and SBIC LP's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include SBIC GP and SBIC LP.

        NMF Ancora and NMF YP are Delaware corporations. NMF Ancora and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

        A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income we actually earned during those years.

Failure of NMFC to Qualify as a RIC

        If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions would be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

        Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the ten-year period (or five-year period for taxable years beginning during 2013) after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Taxation of U.S. Stockholders

        The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "—Taxation of Non-U.S. Stockholders" below.

Distributions

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a "deemed distribution".

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

        As a RIC, we will be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

        Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

        Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

        We may be required to withhold U.S. federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

        The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions; Dispositions

        Subject to the discussion in "—Foreign Account Tax Compliance Act" below, distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        In addition, dividends with respect to any taxable year of ours beginning on or before December 31, 2013 were not subject to withholding of U.S. federal income tax to the extent the dividends were properly reported by us as "interest- related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether this exemption will be extended for taxable years after 2013. In addition, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.

        Subject to the discussion in "—Foreign Account Tax Compliance Act" below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

        Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.

 Foreign Account Tax Compliance Act

        The Foreign Account Tax Compliance Act generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30.0% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

        We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes and we may be subject to the New York City Unincorporated Business Tax which is imposed at a 4.0% rate. The imposition of any such foreign, New York City or other taxes would reduce cash available for distribution to our stockholders, and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

REGULATION

        NMFC has elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that NMFC may not change the nature of our business so as to cease to be, or to withdraw its election as a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

        NMFC may, to the extent permitted under the 1940 Act, issue additional equity or debt capital. NMFC will generally not be able to issue and sell its common stock at a price below net asset value per share. See "Risk Factors—Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". NMFC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value of its common stock if its board of directors determines that such sale is in the best interests of NMFC and the best interests of its stockholders, and its stockholders approve such sale. In addition, NMFC may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

        As a BDC, we will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC. In addition, as a BDC, NMFC is not permitted to issue stock in consideration for services.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the U.S.;

  (b)
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

      (ii)
      has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

      (iii)
      is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

      (iv)
      is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the BDC controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        As of June 30, 2014, 5.9% of the Company's total assets were not qualifying assets.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, NMFC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where NMFC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on NMFC's behalf to portfolio companies that request this assistance.

Temporary Investments

        Pending investments in other types of qualifying assets, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, NMFC would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility, the SLF Credit Facility, the NMFC Credit Facility or the Convertible Notes), we must make provisions to prohibit any distribution to our stockholders or the repurchase of our equity securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage. We will include the assets and liabilities of NMFC and all of its wholly-owned subsidiaries for purposes of calculating the asset coverage ratio. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "—We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330, and a copy of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's Internet site at http://www.sec.gov.

 Compliance Policies and Procedures

        We and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

 Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and NMFC's non-interested directors, and, accordingly, are subject to change.

Introduction

        As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote our securities in a timely manner free of conflicts of interest and in the best interests of NMFC.

        The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

        The Investment Adviser will vote proxies relating to our securities in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

        You may obtain, without charge, information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 Exchange Act and Sarbanes-Oxley Act Compliance

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect NMFC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

        Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

NYSE Corporate Governance Regulations

        The NYSE has adopted corporate governance regulations that listed companies must comply with. NMFC intends to be in compliance with such corporate governance listing standards applicable to BDCs. NMFC intends to monitor its compliance with all future listing standards and to take all necessary actions to ensure that it is in compliance therewith. On January 2, 2013, we received a letter of public reprimand from the NYSE indicating that NMFC had failed to comply with Section 204.12 of the NYSE Listed Company Manual requiring ten days prior notice of a record date, in connection with the announcement of a special dividend distribution. If NMFC were to be delisted by the NYSE, the liquidity of NMFC's common stock would be materially impaired.

 PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 2,172,000 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders". We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

        The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

        In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

        We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

        We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, some of our portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. In addition, some of our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal address of the transfer agent, distribution paying agent and registrar is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect that we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        With respect to the unaudited interim financial information of New Mountain Finance Corporation as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013, which is included in this prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

        The consolidated financial statements of New Mountain Finance Holdings, L.L.C. as of December 31, 2013, 2012 and 2011 and for each of the three years ended December 31, 2013, and the financial statements of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2013, 2012 and 2011, for the years ended December 31, 2013, 2012 and for the period from May 19, 2011 (Commencement of Operations) to December 31, 2011, including the Senior Securities table, included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table as of December 31, 2013, 2012, 2011, 2010 and 2009 have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

        The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about NMFC and the securities being offered by this prospectus.

        We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

PRIVACY NOTICE

        Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to shareholders of NMFC and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

        We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

        If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0024.

INDEX TO FINANCIAL STATEMENTS

PAGE
INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED JUNE 30, 2014
New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities as of June 30, 2014 (unaudited) and December 31, 2013 (unaudited)	F-2
Consolidated Statements of Operations for the three and six months ended June 30, 2014 (unaudited) and June 30, 2013 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the six months ended June 30, 2014 (unaudited) and June 30, 2013 (unaudited)	F-4
Consolidated Statements of Cash Flows for the six months ended June 30, 2014 (unaudited) and June 30, 2013 (unaudited)	F-5
Consolidated Schedule of Investments as of June 30, 2014 (unaudited)	F-6
Consolidated Schedule of Investments as of December 31, 2013	F-13
Notes to the Consolidated Financial Statements of New Mountain Finance Corporation	F-18
Report of Independent Registered Public Accounting Firm	F-61
AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-62
New Mountain Finance Holdings, L.L.C.
Consolidated Statements of Assets, Liabilities and Members' Capital as of December 31, 2013 and December 31, 2012	F-65
Consolidated Statements of Operations for the years ended December 31, 2013, December 31, 2012 and December 31, 2011	F-66
Consolidated Statements of Changes in Members' Capital for the years ended December 31, 2013, December 31, 2012 and December 31, 2011	F-67
Consolidated Statements of Cash Flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011	F-68
Consolidated Schedule of Investments as of December 31, 2013	F-69
Consolidated Schedule of Investments as of December 31, 2012	F-74
New Mountain Finance Corporation
Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-79
Statements of Operations for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-80
Statements of Changes in Net Assets for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-81
Statements of Cash Flows for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-82
New Mountain Finance AIV Holdings Corporation
Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-83
Statements of Operations for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-84
Statements of Changes in Net Assets for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-85
Statements of Cash Flows for the years ended December 31, 2013, December 31, 2012 and from May 19, 2011 (commencement of operations) to December 31, 2011	F-86

Combined Notes to the Consolidated Financial Statements of New Mountain Finance Holdings, L.L.C., the Financial Statements of New Mountain Finance Corporation and the Financial Statements of New Mountain Finance AIV Holdings Corporation

F-87

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

(unaudited)

	June 30, 2014	December 31, 2013
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,271,021 and $0, respectively)	$1,299,372	$—
Non-controlled/affiliated investments (cost $11,500 and $0, respectively)	11,500	—
Investment in New Mountain Finance Holdings, L.L.C. (cost of $0 and $633,835, respectively)	—	650,107

Total investments at fair value (cost $1,282,521 and $633,835, respectively)	1,310,872	650,107
Cash and cash equivalents	21,665	—
Interest and dividend receivable	12,918	—
Deferred financing costs (net of accumulated amortization of $4,490 and $0, respectively)	8,795	—
Receivable from affiliates	6	—
Other assets	3,856	—

Total assets	$1,358,112	$650,107

Liabilities
Holdings Credit Facility	238,101	—
SLF Credit Facility	215,000	—
Convertible Notes	115,000	—
Capital gains incentive fee payable	9,336	—
Incentive fee payable	4,630	—
Management fee payable	4,621	—
Payable for unsettled securities purchased	2,978	—
Interest payable	1,288	—
Payable to affiliates	502	—
Deferred tax liability	386	—
Other liabilities	3,715	—

Total liabilities	595,557	—
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share 100,000,000 shares authorized, and 52,062,237 and 45,224,755 shares issued and outstanding, respectively	521	452
Paid in capital in excess of par	732,614	633,383
Accumulated undistributed net realized gains on investments	11,942	5,056
Net unrealized appreciation of investments (net of provision for taxes of $386 and $0, respectively)	17,478	11,216

Total net assets	$762,555	$650,107

Total liabilities and net assets	$1,358,112	$650,107

Number of shares outstanding	52,062,237	45,224,755
Net asset value per share	$14.65	$14.38

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

(unaudited)

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Investment income(1)
From non-controlled/non-affiliated investments:
Interest income	$18,788	$—	$18,788	$—
Dividend income	972	—	972	—
Other income	705	—	705	—
From non-controlled/affiliated investments:
Other income	4	—	4	—
Investment income allocated from New Mountain Finance Holdings, L.L.C.(2)
Interest income	12,847	20,534	40,515	36,030
Dividend income	279	4,727	2,368	4,725
Other income	113	1,139	795	1,326

Total investment income	33,708	26,400	64,147	42,081

Expenses(1)
Incentive fee	2,747	—	2,747	—
Capital gains incentive fee	763	—	763	—

Total incentive fees	3,510	—	3,510	—
Management fee	2,742	—	2,742	—
Interest and other financing expenses	2,559	—	2,559	—
Professional fees	640	—	640	—
Administrative expenses	360	—	360	—
Other general and administrative expenses	239	—	239	—
Net expenses allocated from New Mountain Finance Holdings, L.L.C.(2)	6,427	8,726	20,808	17,189

Total expenses	16,477	8,726	30,858	17,189
Less: expenses waived and reimbursed (see Note 5)	(58)	—	(58)	—

Net expenses	16,419	8,726	30,800	17,189

Net investment income	17,289	17,674	33,347	24,892
Net realized losses on investments(1)	(1,067)	—	(1,067)	—
Net realized gains on investment allocated from New Mountain Finance Holdings, L.L.C.(2)	5,860	2,478	8,568	3,164
Net change in unrealized appreciation (depreciation) of investments(1)	5,708	—	5,708	—
Provision for taxes on unrealized appreciation of investments(1)	(386)	—	(386)	—
Net change in unrealized (depreciation) appreciation of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	(3,742)	(9,159)	940	(1,516)
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.(2)	—	(1)	—	(32)

Net increase in net assets resulting from operations	$23,662	$10,992	$47,110	$26,508

Basic earnings per share	$0.46	$0.34	$0.95	$0.92
Weighted average shares of common stock outstanding—basic (See Note 11)	51,595,684	32,289,758	49,343,462	28,797,837
Diluted earnings per share	$0.44	$0.35	$0.94	$0.94
Weighted average shares of common stock outstanding—diluted (See Note 11)	54,292,924	42,933,124	50,699,533	41,890,217
Dividends declared and paid per share	$0.34	$0.34	$0.68	$0.68

(1)
The allocations for the three and six months ended June 30, 2014 are related to the period from May 8, 2014 to June 30, 2014.

(2)
The allocations for the three months ended June 30, 2014 are related to the period from April 1, 2014 to May 7, 2014 and the allocations for the six months ended June 30, 2014 are related to the period from January 1, 2014 to May 7, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

(unaudited)

	Six months ended
	June 30, 2014	June 30, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income(1)	$10,477	$—
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	22,870	24,892
Net realized losses on investments(1)	(1,067)	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	8,568	3,164
Net change in unrealized appreciation (depreciation) of investments(1)	5,708	—
Provision for taxes on unrealized appreciation of investments(1)	(386)	—
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	940	(1,516)
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.(2)	—	(32)

Net increase in net assets resulting from operations	47,110	26,508

Capital transactions
Net proceeds from shares sold	58,644	57,020
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(250)	(203)
Value of shares issued for exchanged units	38,840	137,384
Dividends declared to stockholders from net investment income	(33,347)	(18,931)
Dividends declared to stockholders from net realized gains	(615)	—
Reinvestment of dividends	2,066	2,496

Total net increase in net assets resulting from capital transactions	65,338	177,766

Net increase in net assets	112,448	204,274
Net assets at the beginning of the period	650,107	341,926

Net assets at the end of the period	$762,555	$546,200

(1)
The allocations for the six months ended June 30, 2014 are related to the period from May 8, 2014 to June 30, 2014.

(2)
The allocations for the six months ended June 30, 2014 are related to the period from January 1, 2014 to May 7, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six months ended
	June 30, 2014	June 30, 2013
Cash flows from operating activities
Net increase in net assets resulting from operations	$47,110	$26,508
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	(22,870)	(24,892)
Net realized losses on investments(1)	1,067	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	(8,568)	(3,164)
Net change in unrealized (appreciation) depreciation of investments(1)	(5,708)	—
Net change in unrealized (appreciation) depreciation of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	(940)	1,516
Net change in unrealized depreciation (appreciation) in New Mountain Finance Holdings, L.L.C.(2)	—	32
Amortization of purchase discount(1)	(405)	—
Amortization of deferred financing costs(1)	336	—
Non-cash investment income(1)	(261)	—
(Increase) decrease in operating assets:
Cash and cash equivalents from New Mountain Finance Holdings, L.L.C.(3)	957	—
Purchase of investments(1)	(128,598)	—
Proceeds from sales and paydowns of investments(1)	15,698	—
Cash repayments on drawn revolvers(1)	380	—
Interest and dividend receivable(1)	(1,381)	—
Receivable from affiliates(1)	378	—
Other assets(1)	(1,112)	—
Purchase of investment in New Mountain Finance Holdings, L.L.C.(2)	(58,644)	(57,020)
Distributions from New Mountain Finance Holdings, L.L.C.(2)	15,247	19,840
Increase (decrease) in operating liabilities(1):
Capital gains incentive fee payable	763	—
Incentive fee payable	(1,695)	—
Management fee payable	(1,434)	—
Payable for unsettled securities purchased	(6,428)	—
Interest payable	1,195	—
Payable to affiliates	269	—
Deferred tax liability	386	—
Other liabilities	(306)	—

Net cash flows used in operating activities	(154,564)	(37,180)

Cash flows from financing activities
Net proceeds from shares sold	58,644	57,020
Dividends paid	(31,896)	(19,840)
Offering costs paid(1)	(166)	—
Proceeds from Holdings Credit Facility(1)	108,469	—
Repayment of Holdings Credit Facility(1)	(69,600)	—
Proceeds from Convertible Notes(1)	115,000	—
Deferred financing costs paid(1)	(4,222)	—

Net cash flows provided by financing activities	176,229	37,180

Net increase (decrease) in cash and cash equivalents	21,665	—
Cash and cash equivalents at the beginning of the period	—	—

Cash and cash equivalents at the end of the period	$21,665	$—

Supplemental disclosure of cash flow information
Cash interest paid	$965	$—
Non-cash financing activities:
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	$38,840	$137,384
Value of shares issued in connection with dividend reinvestment plan	2,066	2,496
Accrual for offering costs(1)	1,293	—
Accrual for deferred financing costs(1)	776	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C(2)	(250)	(203)

(1)
The allocations for the six months ended June 30, 2014 are related to the period from May 8, 2014 to June 30, 2014.

(2)
The allocations for the six months ended June 30, 2014 are related to the period from January 1, 2014 to May 7, 2014.

(3)
Refer to the New Mountain Finance Holdings, L.L.C.'s Consolidated Statements of Cash Flows for the period January 1, 2014 to May 7, 2014 included in an exhibit attached hereto.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

June 30, 2014

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments—Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (Base Rate + 7.00%)	2/28/2019	$9,226	$9,139	$9,353	1.23%

Total Funded Debt Investments—Australia				$9,226	$9,139	$9,353	1.23%

Funded Debt Investments—Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$35,000	$34,551	$35,560	4.66%

Total Funded Debt Investments—Cayman Islands				$35,000	$34,551	$35,560	4.66%

Funded Debt Investments—United States
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(10)	9.75%	4/1/2021	$24,500	$24,354	$28,236
	First lien(3)	5.75% (Base Rate + 4.75%)	3/22/2019	14,925	14,555	15,191

				39,425	38,909	43,427	5.69%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	40,000	39,989	40,883
	Second lien(4)	10.00% (Base Rate + 8.75%)	10/10/2019	1,000	990	1,022

				41,000	40,979	41,905	5.50%

Global Knowledge Training LLC
Education	Second lien(2)	11.00% (Base Rate + 9.75%)	10/21/2018	41,450	41,104	41,592	5.45%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	6,514	6,428	6,579
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	33,321	32,853	33,793

				39,835	39,281	40,372	5.29%

Ascend Learning, LLC
Education	First lien(3)	6.00% (Base Rate + 5.00%)	7/31/2019	14,925	14,855	15,136
	Second lien(4)	9.50% (Base Rate + 8.50%)	11/30/2020	25,000	24,827	25,155

				39,925	39,682	40,291	5.28%

Tenawa Resource Holdings LLC(17)
Tenawa Resource Management LLC
Energy	First lien(4)	10.50% (Base Rate + 8.00%)	5/12/2019	40,000	39,824	39,820	5.22%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	32,641	32,389	33,838
	Second lien(4)	9.75% (Base Rate + 8.50%)	4/30/2020	5,000	4,952	5,183

				37,641	37,341	39,021	5.12%

UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	19,451	18,900	19,241
	First lien(4)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	7,340	7,097	7,262
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	5,923	5,749	5,859
	First lien(4)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	564	545	558
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	4,923	4,779	4,870
	First lien(4)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	469	453	464

				38,670	37,523	38,254	5.02%

Tolt Solutions, Inc.(16)
Business Services	First lien(2)	7.00% (Base Rate + 6.00%)	3/7/2019	18,725	18,725	18,725
	First lien(2)	12.00% (Base Rate + 11.00%)	3/7/2019	18,800	18,800	18,800

				37,525	37,525	37,525	4.92%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	25,725	25,081	25,854
	First lien(3)	6.50% (Base Rate + 5.25%)	7/20/2018	7,080	6,905	7,116

				32,805	31,986	32,970	4.32%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2014

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
YP Holdings LLC(11)
YP LLC
Media	First lien(2)	8.00% (Base Rate + 6.75%)	6/4/2018	$32,315	$31,938	$32,577	4.27%
Edmentum, Inc.(fka Plato, Inc.)
Education	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	25,000	24,686	25,250
	Second lien(4)	11.25% (Base Rate + 9.75%)	5/17/2019	6,150	6,033	6,212

				31,150	30,719	31,462	4.13%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,745	31,338	4.11%
CompassLearning, Inc.(15)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,325	29,406	3.86%
JHCI Acquisition, Inc.
Distribution & Logistics	First lien(3)	7.00% (Base Rate + 5.75%)	7/11/2019	18,709	18,466	18,943
	Second lien(2)	11.00% (Base Rate + 9.75%)	7/11/2020	10,000	9,729	10,125

				28,709	28,195	29,068	3.81%

Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (Base Rate + 8.75%)	10/9/2019	28,300	27,874	28,158	3.69%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	26,281	3.45%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	19,637	19,287	19,649
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	6,513	6,425	6,517

				26,150	25,712	26,166	3.43%

Meritas Schools Holdings, LLC
Education	First lien(3)	7.00% (Base Rate + 5.75%)	6/25/2019	19,850	19,679	19,998
	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	5,890	5,840	5,935

				25,740	25,519	25,933	3.40%

Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,500	24,728	25,297	3.32%
TASC, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.50%)	5/22/2020	25,000	24,629	24,640	3.23%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	24,000	23,752	24,510	3.21%
McGraw-Hill School Education Holdings, LLC
Education	First lien(3)	6.25% (Base Rate + 5.00%)	12/18/2019	19,900	19,714	20,149
	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	1,990	1,973	2,015

				21,890	21,687	22,164	2.91%

Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	20,969	20,760	21,048	2.76%
First American Payment Systems, L.P.
Business Services	Second lien(3)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,680	20,300	2.66%
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	20,000	19,622	20,251	2.66%
American Pacific Corporation**
Specialty Chemicals and Materials	First lien(3)	7.00% (Base Rate + 6.00%)	2/27/2019	19,950	19,808	20,249	2.66%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(3)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,745	20,200	2.65%
ARSloane Acquisition, LLC
Business Services	First lien(3)	7.50% (Base Rate + 6.25%)	10/1/2019	19,850	19,672	20,011	2.62%
Distribution International, Inc.
Distribution & Logistics	First lien(2)	7.50% (Base Rate + 6.50%)	7/16/2019	19,800	19,456	19,850	2.60%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(3)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,830	19,503	2.56%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	6.00% (Base Rate + 4.75%)	5/2/2018	19,059	18,449	19,137	2.51%
Acrisure, LLC
Business Services	Second lien(2)	11.50% (Base Rate + 10.50%)	3/9/2020	17,675	17,505	17,895	2.35%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2014

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)	6.76% (Base Rate + 4.96%)	12/14/2016	$17,723	$16,955	$16,395	2.15%
St. George's University Scholastic Services LLC
Education	First lien(3)	8.50% (Base Rate + 7.00%)	12/20/2017	14,979	14,758	15,082	1.98%
Confie Seguros Holding II Co.
Consumer Services	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	14,886	14,771	15,016	1.97%
Aricent Technologies
Business Services	Second lien(2)	9.50% (Base Rate + 8.50%)	4/14/2022	15,000	14,852	15,000	1.97%
GSDM Holdings Corp.
Healthcare Services	Subordinated(5)	10.00%	6/23/2020	15,000	14,850	14,850	1.95%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,852	14,143	1.85%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,960	14,070	1.85%
Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.50% (Base Rate + 6.25%)	8/16/2019	14,391	14,211	14,031	1.84%
Packaging Coordinators, Inc.(13)
Healthcare Products	Second lien(2)	9.50% (Base Rate + 8.25%)	11/10/2020	14,000	13,875	13,971	1.83%
Asurion, LLC (fka Asurion Corporation)
Business Services	Second lien(2)	8.50% (Base Rate + 7.50%)	3/3/2021	5,000	4,928	5,197
	Second lien(4)	8.50% (Base Rate + 7.50%)	3/3/2021	5,000	4,928	5,197

				10,000	9,856	10,394	1.36%

Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/27/2017	10,000	9,944	10,203	1.34%
Learning Care Group (US) Inc.(18)
Learning Care Group (US) No. 2 Inc.
Education	First lien(2)	6.05% (Base Rate + 4.06%)	5/5/2021	9,500	9,406	9,618	1.26%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	10.00% (Base Rate + 8.50%)	4/21/2017	10,258	10,164	9,541	1.25%
Vitera Healthcare Solutions, LLC
Software	First lien(3)	6.00% (Base Rate + 5.00%)	11/4/2020	1,990	1,972	1,992
	Second lien(3)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,900	7,088

				8,990	8,872	9,080	1.19%

Harley Marine Services, Inc.
Distribution & Logistics	Second lien(3)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,831	8,910	1.17%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.25% (Base Rate + 5.50%)	12/22/2016	10,500	10,430	7,665	1.01%
Physio-Control International, Inc.
Healthcare Products	First lien(3)	9.88%	1/15/2019	6,651	6,651	7,383	0.97%
Immucor, Inc.
Healthcare Services	Subordinated(3)(10)	11.13%	8/15/2019	3,000	2,963	3,360
	Subordinated(2)(10)	11.13%	8/15/2019	2,000	1,989	2,240

				5,000	4,952	5,600	0.73%

Pelican Products, Inc.
Business Products	Second lien(4)	9.25% (Base Rate + 8.25%)	4/9/2021	5,500	5,460	5,583	0.73%
GCA Services Group, Inc.
Business Services	Second lien(4)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,966	4,057	0.53%
CRC Health Corporation
Healthcare Services	Second lien(4)	9.00% (Base Rate + 8.00%)	9/28/2021	4,000	3,922	4,042	0.53%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(4)	9.63%	12/1/2018	3,500	3,503	3,658	0.48%
Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	3,903	3,830	2,865
	First lien(4)	8.25% (Base Rate + 7.00%)	3/30/2018	1,073	1,043	788

				4,976	4,873	3,653	0.48%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2014

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Net Assets
Winebow Holdings, Inc. (Vinter Group, Inc., The)
Distribution & Logistics	Second lien(4)	8.50% (Base Rate + 7.50%)	1/2/2022	3,000		2,978	2,978	0.39%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(4)	9.25% (Base Rate + 8.25%)	3/10/2022	2,500		2,476	2,500	0.33%
ATI Acquisition Company (fka Ability Acquisition, Inc.)(14)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(8)*	6/30/2012—Past Due	1,665		1,434	216
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(8)*	6/30/2012—Past Due	103		94	103

				1,768		1,528	319	0.04%

Total Funded Debt Investments—United States				$1,181,640		$1,167,400	$1,188,363	155.84%

Total Funded Debt Investments				$1,225,866		$1,211,090	$1,233,276	161.73%

Equity—Bermuda
Stratus Technologies Bermuda Holdings Ltd.**
Information Technology	Ordinary shares(2)	—	—	156,247		$65	$—
	Preferred shares(2)	—	—	35,558		15	—

						80	—	—%

Total Shares—Bermuda						$80	$—	—%

Equity—United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(4)	12.00% (10.00% + 2.00% PIK)*	—	35,367		$35,366	$35,366	4.64%
Black Elk Energy Offshore Operations, LLC
Energy	Preferred shares(4)	17.00%	—	20,000,000		20,000	20,000	2.62%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	4
	Preferred shares(2)	—	—	2,423		—	4,407

						—	4,411	0.58%

Tenawa Resource Holdings LLC(17)
QID NGL LLC
Energy	Ordinary shares(4)	—	—	2,400,000		2,400	2,400	0.32%
Packaging Coordinators, Inc.(13)
Packaging Coordinators Holdings, LLC
Healthcare Products	Ordinary shares(2)	—	—	19,427		636	854	0.11%
Ancora Acquisition LLC(14)
Education	Preferred shares(7)	—	—	372		83	83	0.01%

Total Shares—United States						$58,485	$63,114	8.28%

Total Shares						$58,565	$63,114	8.28%

Warrants—United States
YP Holdings LLC(11)
YP Equity Investors LLC
Media	Warrants(6)	—	—	5		$—	$1,900	0.25%
Storapod Holding Company, Inc.
Consumer Services	Warrants(4)	—	—	360,129		156	751	0.10%
UniTek Global Services, Inc.
Business Services	Warrants(4)	—	—	1,014,451	(9)	1,449	416	0.05%
Learning Care Group (US) Inc.(18)
ASP LCG Holdings, Inc.
Education	Warrants(4)	—	—	622		37	384	0.05%
Alion Science and Technology Corporation
Federal Services	Warrants(4)	—	—	6,000		293	94	0.01%
Ancora Acquisition LLC(14)
Education	Warrants(7)	—	—	20		—	—	—%

Total Warrants—United States						$1,935	$3,545	0.46%

Total Funded Investments						$1,271,590	$1,299,935	170.47%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2014

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments—United States
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(4)(12)—Undrawn	—	12/14/2015	$1,900	(181)	(219)	(0.03)%
Aspen Dental Management, Inc.
Healthcare Services	First lien(4)(12)—Undrawn	—	4/6/2016	5,000	(388)	(344)	(0.04)%

Total Unfunded Debt Investments				$6,900	$(569)	$(563)	(0.07)%

Total Non-Controlled/Non-Affiliated Investments					$1,271,021	$1,299,372	170.40%

Non-Controlled/Affiliated Investments(19)
Equity—United States
NMFC Senior Loan Program I LLC**
Investment in Fund	Membership interest(4)	—	—	—	$11,500	$11,500	1.51%

Total Non-Controlled/Affiliated Investments					$11,500	$11,500	1.51%

Total Investments					$1,282,521	$1,310,872	171.91%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, NA, as the Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among New Mountain Finance SPV Funding, L.L.C. as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, NA, as the Collateral Custodian. See Note 7, Borrowings, for details.

(4)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent. See Note 7, Borrowings, for details.

(5)
Investment is held in New Mountain Finance SBIC, L.P.

(6)
Investment is held in NMF YP Holdings, Inc.

(7)
Investment is held in NMF Ancora Holdings, Inc.

(8)
Investment is on non-accrual status.

(9)
The Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.41% equity ownership on a fully diluted basis.

(10)
Securities are registered under the Securities Act.

(11)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(12)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(13)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(14)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(15)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(16)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(17)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.6% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds an investment in the Term Loan of Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

June 30, 2014

(in thousands, except shares)

(unaudited)

(18)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(19)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

June 30, 2014

(in thousands, except shares)

(unaudited)

June 30, 2014
Investment Type	Percent of Total Investments at Fair Value
First lien	48.81%
Second lien	43.39%
Subordinated	1.84%
Equity and other	5.96%

Total investments	100.00%

June 30, 2014
Industry Type	Percent of Total Investments at Fair Value
Education	20.43%
Software	19.05%
Business Services	14.04%
Distribution & Logistics	9.48%
Energy	8.68%
Healthcare Services	7.71%
Federal Services	7.13%
Media	4.58%
Healthcare Products	3.18%
Specialty Chemicals and Materials	1.54%
Consumer Services	1.20%
Industrial Services	1.08%
Investment in Fund	0.88%
Healthcare Information Technology	0.59%
Business Products	0.43%
Information Technology	—%

Total investments	100.00%

June 30, 2014
Interest Rate Type	Percent of Total Investments at Fair Value
Floating rates	87.06%
Fixed rates	12.94%

Total investments(1)	100.00%

(1)
Excludes non-interest bearing investments.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2013

(in thousands, except shares)

	Cost	Fair Value	Percent of Net Assets
Investments
Investment in New Mountain Finance Holdings, L.L.C.(1)	$633,835	$650,107	100.00%

Total Investments	$633,835	$650,107	100.00%

(1)
At December 31, 2013, New Mountain Finance Corporation's only investment was its investment in New Mountain Finance Holdings, L.L.C. Refer below for New Mountain Finance Holdings, L.L.C.'s Consolidated Schedule of Investments as of December 31, 2013.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,497	$6,335	$6,529	0.95%

Total Funded Debt Investments—Bermuda				$6,497	$6,335	$6,529	0.95%

Funded Debt Investments—Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25)%	7/30/2020	$30,000	$29,472	$30,362	4.41%

Total Funded Debt Investments—Cayman Islands				$30,000	$29,472	$30,362	4.41%

Funded Debt Investments—United States
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)	9.75%	4/1/2021	$24,500	$24,348	$27,195
	First lien(3)	9.00% (Base Rate + 7.75)%	3/22/2019	17,850	17,367	18,225

				42,350	41,715	45,420	6.60%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75)%	10/10/2019	41,000	40,977	41,820	6.07%
Global Knowledge Training LLC
Education	Second lien(2)	11.00% (Base Rate + 9.75)%	10/21/2018	41,450	41,070	41,450	6.02%
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	26,382	25,508	26,382
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	6,387	6,176	6,387
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	5,309	5,133	5,309

				38,078	36,817	38,078	5.53%

Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	5.50% (Base Rate + 4.50)%	5/17/2018	6,433	6,240	6,465
	Second lien(2)	11.25% (Base Rate + 9.75)%	5/17/2019	31,150	30,685	31,578

				37,583	36,925	38,043	5.52%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25)%	7/20/2018	34,750	33,784	34,475	5.01%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50)%	4/30/2020	31,341	31,055	32,542	4.73%
Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75)%	2/8/2019	30,875	30,731	31,029	4.51%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75)%	11/22/2017	6,951	6,847	7,080
	Second lien(2)	11.00% (Base Rate + 9.50)%	11/22/2018	23,353	22,780	22,876

				30,304	29,627	29,956	4.35%

JHCI Acquisition, Inc.
Distribution & Logistics	First lien(3)	7.00% (Base Rate + 5.75)%	7/11/2019	19,536	19,262	19,548
	Second lien(3)	11.00% (Base Rate + 9.75)%	7/11/2020	10,000	9,705	9,898

				29,536	28,967	29,446	4.28%

CompassLearning, Inc.(12)
Education	First lien(2)	8.00% (Base Rate + 6.75)%	11/26/2018	$30,000	$29,261	$29,250	4.25%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	9.75% (Base Rate + 8.50)%	10/9/2019	28,300	27,842	27,168	3.95%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00)%	11/13/2017	16,784	16,448	16,616
	First lien(2)	7.25% (Base Rate + 6.00)%	11/13/2017	10,116	9,953	10,015

				26,900	26,401	26,631	3.87%

Meritas Schools Holdings, LLC
Education	First lien(3)	7.00% (Base Rate + 5.75)%	6/25/2019	19,950	19,763	20,087
	First lien(2)	7.00% (Base Rate + 5.75)%	6/25/2019	5,920	5,865	5,961

				25,870	25,628	26,048	3.78%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	25,000	3.63%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,500	24,757	24,255	3.52%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75)%	6/20/2019	22,500	22,201	23,203	3.37%
YP Holdings LLC(8)
YP LLC
Media	First lien(2)	8.04% (Base Rate + 6.71)%	6/4/2018	22,400	21,892	22,722	3.30%
McGraw-Hill School Education Holdings, LLC
Education	First lien(3)	6.25% (Base Rate + 5.00)%	12/18/2019	13,000	12,870	12,870
	First lien(2)	6.25% (Base Rate + 5.00)%	12/18/2019	9,000	8,910	8,910

				22,000	21,780	21,780	3.16%

Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50)%	10/6/2016	21,077	20,820	20,813	3.02%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(3)	9.50% (Base Rate + 8.25)%	10/26/2020	20,000	19,731	20,308	2.95%
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75)%	11/4/2021	20,000	19,605	20,075	2.91%
ARSloane Acquisition, LLC
Business Services	First lien(3)	7.50% (Base Rate + 6.25)%	10/1/2019	19,950	19,754	19,992	2.90%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	6.00% (Base Rate + 4.75)%	5/2/2018	19,750	19,047	19,874	2.89%
Distribution International, Inc.
Distribution & Logistics	First lien(2)	7.50% (Base Rate + 6.50)%	7/16/2019	19,900	19,527	19,813	2.88%
First American Payment Systems, L.P.
Business Services	Second lien(3)	10.75% (Base Rate + 9.50)%	4/12/2019	20,000	19,654	19,800	2.88%
Merrill Communications LLC
Business Services	First lien(3)	7.25% (Base Rate + 6.25)%	3/8/2018	19,425	19,246	19,759	2.87%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(3)	13.25% (Base Rate + 11.75)%	8/25/2017	19,310	18,766	19,021	2.76%
St. George's University Scholastic Services LLC
Education	First lien(3)	8.50% (Base Rate + 7.00)%	12/20/2017	17,379	17,082	17,530	2.55%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00)%	4/21/2017	18,316	18,127	16,118	2.34%
Confie Seguros Holding II Co.
Consumer Services	Second lien(3)	10.25% (Base Rate + 9.00)%	5/8/2019	14,886	14,762	15,034	2.18%
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25)%	10/30/2017	14,700	14,496	14,774	2.15%
Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.50% (Base Rate + 6.25)%	8/16/2019	14,464	14,261	14,307	2.08%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25)%	3/16/2018	14,000	13,858	14,263	2.07%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00)%	7/23/2017	14,000	13,957	14,140	2.05%
Packaging Coordinators, Inc.(10)
Healthcare Products	Second lien(2)	9.50% (Base Rate + 8.25)%	11/10/2020	14,000	13,868	14,088	2.05%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50)%	9/2/2019	12,000	11,701	12,419	1.80%
Van Wagner Communications, LLC
Media	First lien(2)	6.25% (Base Rate + 5.00)%	8/3/2018	11,761	11,583	11,997	1.74%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25)%	10/29/2017	10,000	9,937	10,198	1.48%
TransFirst Holdings, Inc.
Business Services	Second lien(3)	11.00% (Base Rate + 9.75)%	6/27/2018	10,000	9,741	10,138	1.47%
MailSouth, Inc.
Media	First lien(3)	6.76% (Base Rate + 4.96)%	12/14/2016	9,410	9,333	9,269	1.35%
Vitera Healthcare Solutions, LLC
Software	First lien(3)	6.00% (Base Rate + 5.00)%	11/4/2020	2,000	1,980	2,000
	Second lien(2)	9.25% (Base Rate + 8.25)%	11/4/2021	7,000	6,897	7,070

				9,000	8,877	9,070	1.32%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25)%	12/20/2019	$9,000	$8,820	$8,820	1.28%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00)%	8/6/2018	8,394	8,326	8,457	1.23%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,482	1.09%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.25% (Base Rate + 5.50)%	12/22/2016	13,563	13,454	7,324	1.06%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,447	6,360	6,570	0.95%
Immucor, Inc.
Healthcare Services	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,950	5,650	0.82%
Learning Care Group (US), Inc.
Education	Subordinated(2)	15.00% PIK*	5/8/2020	4,371	4,253	4,371
	Subordinated(2)	15.00% PIK*	5/8/2020	800	746	800

				5,171	4,999	5,171	0.75%

Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00)%	3/30/2018	5,003	4,888	5,028	0.73%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00)%	11/1/2020	4,000	3,964	4,064	0.59%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(2)	9.63%	12/1/2018	3,500	3,502	3,623	0.53%
ATI Acquisition Company (fka Ability Acquisition, Inc.)(11)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	1,665	1,434	233
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	103	94	103

				1,768	1,528	336	0.05%

Total Funded Debt Investments—United States				$1,016,562	$1,001,605	$1,013,641	147.22%

Total Funded Debt Investments				$1,053,059	$1,037,412	$1,050,532	152.58%

Equity—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	156,247	$65	$46
	Preferred shares(2)	—	—	35,558	15	10

					80	56	0.01%

Total Shares—Bermuda					$80	$56	0.01%

Equity—United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(2)	12.00% (10.00% + 2.00% PIK)*	—	35,000	$35,000	$35,000	5.08%
Black Elk Energy Offshore Operations, LLC
Energy	Preferred shares(2)	17.00%	—	20,000,000	20,000	20,000	2.91%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	—	3
	Preferred shares(2)	—	—	2,423	—	3,006

					—	3,009	0.44%

Packaging Coordinators, Inc.(10)
Packaging Coordinators Holdings, LLC
Healthcare Products	Ordinary shares(2)	—	—	19,427	1,000	1,181	0.17%
Ancora Acquisition LLC(11)
Education	Preferred shares(2)	—	—	372	83	83	0.01%

Total Shares—United States					$56,083	$59,273	8.61%

Total Shares					$56,163	$59,329	8.62%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Members' Capital
Warrants—United States
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844		$194	$503
	Warrants(2)	—	—	3,589		61	2,136

						255	2,639	0.38%

YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5		—	1,944	0.28%
UniTek Global Services, Inc.
Business Services	Warrants(2)	—	—	1,014,451	(6)	1,449	1,694	0.25%
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129		156	594	0.09%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000		293	94	0.01%
Ancora Acquisition LLC(11)
Education	Warrants(2)	—	—	20		—	—	—%

Total Warrants—United States						$2,153	$6,965	1.01%

Total Funded Investments						$1,095,728	$1,116,826	162.21%

Unfunded Debt Investments—United States
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)(9)—Undrawn	—	4/6/2016	$5,000		$(388)	$(388)	(0.06)%
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9)—Undrawn	—	12/17/2015	10,500		(1,260)	(787)	(0.11)%

Total Unfunded Debt Investments				$15,500		$(1,648)	$(1,175)	(0.17)%

Total Investments						$1,094,080	$1,115,651	162.04%

(1)
New Mountain Finance Holdings, L.L.C. ("NMF Holdings") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among New Mountain Finance SPV Funding, L.L.C. as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowings, for details.

(4)
NMF Holdings holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). NMF Holdings directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
NMF Holdings holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.46% equity ownership on a fully diluted basis.

(7)
Securities are registered under the Securities Act.

(8)
NMF Holdings holds investments in two related entities of YP Holdings LLC. NMF Holdings directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
NMF Holdings holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. NMF Holdings has a credit investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly- owned subsidiary of Packaging Coordinators, Inc

(11)
NMF Holdings holds investments in ATI Acquisition Company and Ancora Acquisition LLC. NMF Holdings has credit investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. NMF Holdings received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(12)
NMF Holdings holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that NMF Holdings deems to be "non- qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of NMF Holdings' total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose

        New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on the Company's organizational structure prior to May 8, 2014, see Restructuring.

        Until May 8, 2014, NMF Holdings was externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

        Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

        On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

Restructuring

        Prior to the Restructuring (as defined below), NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

        The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

        Since NMFC's IPO, and through June 30, 2014, NMFC raised approximately $292,112 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $288,416 on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC now owns 100.0% of the units of NMF Holdings, which is now a wholly-owned subsidiary of NMFC.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

        As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

        Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the United States Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

        In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

        Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

        At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings, which was held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved an investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

        In addition, effective May 8, 2014, NMF Holdings amended and restated its Limited Liability Company Agreement, (as amended and restated, the "Operating Agreement") such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' existing credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP").

        Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets remaining at NMF Holdings will continue to be used to secure NMF Holdings' current credit facility.

        New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") is a Delaware limited liability company. NMF SLF is a wholly owned subsidiary of the Company and is bankruptcy-remote and non-recourse to NMFC. During 2014, the Company has established wholly owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora") and NMF YP Holdings Inc. ("NMF YP"), which are structured as Delaware entities that serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blockers are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. The Company has a wholly owned subsidiary, New Mountain Finance Servicing, L.L.C. that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly owned subsidiaries of the Company.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

        The diagram below depicts the Company's organizational structure as of June 30, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP.

        The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. The Company's portfolio may be concentrated in a limited number of industries. As of June 30, 2014, the Company's top five industry concentrations were education, software, business services, distribution & logistics and energy.

Note 2. Summary of Significant Accounting Policies

        Basis of accounting—The Company's financial statements have been prepared in conformity with GAAP. NMFC consolidates its wholly-owned subsidiaries, NMF Holdings, NMF SLF, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora and NMF YP. Prior to the Restructuring, the Predecessor Operating

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services—Investment Companies, ("ASC 946") to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

        The Company's financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Predecessor Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

        The Company's interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, the Company's interim financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2014.

        Investments—The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

        The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

      readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

        For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

        The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

        Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

        See Note 3, Investments, for further discussion relating to investments.

        Cash and cash equivalents—Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. Generally, these securities have original maturities of three months or less.

  Revenue recognition

        The Company's revenue recognition policies are as follows:

        Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

        Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

        Dividend income:    Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

        Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees are recognized as income when earned, usually when paid at the closing of the investment.

        Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

        Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses were recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. was the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. included the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

$13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

        All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on its pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of its investment in the Predecessor Operating Company.

        Interest and other financing expenses—Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7, Borrowings, for details.

        Deferred financing costs—The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense using the straight-line method over the stated life of the related borrowing. See Note 7, Borrowings, for details.

        Income taxes—The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

        To continue to qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

        Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

        For federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

        The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

        Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

        For the three and six months ended June 30, 2014, the Company recognized a provision for income tax on unrealized appreciation of investments of $386 and $386, respectively, for consolidated subsidiaries in the Consolidated Statements of Operations. The Company did not recognize a benefit or provision for tax on unrealized appreciation during the three and six months ended June 30, 2013. As of June 30, 2014 and December 31, 2013, $386 and $0, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized appreciation of investments held in tax blocker corporations.

        The Company has adopted the Income Taxes topic of the Codification ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no material uncertain income tax positions through December 31, 2013. The 2011, 2012 and 2013 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

        Dividends—Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

        The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

        The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices.

        If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

        Earnings per share—Basic earnings per share is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if the potential shares had been issued and if the additional shares of common stock were dilutive. The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

        Foreign securities—The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

        Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

        Use of estimates—The preparation of the Company's financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

        Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the three months ended March 31, 2014, the Predecessor Operating Company adjusted an accounting estimate related to the classification of dividend income for a distribution received from one of the Predecessor Operating Company's warrant investments. Based on updated tax projections received during the quarter ended March 31, 2014, the Predecessor Operating Company increased dividend income by $214 and reduced the realized gain by $214 to agree to the tax treatment on the investment. This resulted in a reclass from capital gains incentive fee to incentive fee of $43 for the quarter ended

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

March 31, 2014. Based on updated tax projections received during the three months ended June 30, 2014, the Company increased dividend income by $472 and reduced the realized gain by $472 to agree to the tax treatment of a distribution received in the first quarter of 2014 from one of the Company's warrant investments. This resulted in a reclass from capital gains incentive fee to incentive fee of $94 for the quarter ended June 30, 2014.

Note 3. Investments

        At June 30, 2014, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$631,717	$639,882
Second lien	555,499	568,723
Subordinated	23,305	24,108
Equity and other	72,000	78,159

Total investments	$1,282,521	$1,310,872

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Education	$257,630	$267,825
Software	242,928	249,717
Business Services	181,773	184,052
Distribution & Logistics	122,700	124,330
Energy	111,952	113,798
Healthcare Services	98,854	101,115
Federal Services	92,784	93,411
Media	57,851	60,006
Healthcare Products	39,992	41,711
Specialty Chemicals and Materials	19,808	20,249
Consumer Services	14,927	15,767
Industrial Services	13,852	14,143
Investment in Fund	11,500	11,500
Healthcare Information Technology	10,430	7,665
Business Products	5,460	5,583
Information Technology	80	—

Total investments	$1,282,521	$1,310,872

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

        At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. At December 31, 2013, the Predecessor Operating Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$550,534	$553,549
Second lien	460,078	468,945
Subordinated	25,152	26,863
Equity and other	58,316	66,294

Total investments	$1,094,080	$1,115,651

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$243,158	$249,174
Education	225,214	235,787
Business Services	140,797	145,465
Distribution & Logistics	120,156	120,247
Federal Services	84,965	83,888
Healthcare Services	78,295	80,331
Energy	69,757	69,255
Media	42,808	45,932
Healthcare Products	40,285	41,772
Consumer Services	14,918	15,628
Industrial Services	13,858	14,263
Healthcare Information Technology	13,454	7,324
Information Technology	6,415	6,585

Total investments	$1,094,080	$1,115,651

        As of June 30, 2014, the Company's two super priority first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. During the third quarter of 2013, the Predecessor Operating Company received preferred shares and warrants in Ancora Acquisition LLC, in relation to the two super priority first lien positions in ATI Acquisition Company. As of June 30, 2014, the Company's investment had an aggregate cost basis of $1,611, an aggregate fair value of $402 and total unearned interest income of $81 and $161, respectively for the three and six months then ended. As of December 31, 2013, the Predecessor Operating Company's total investment in ATI Acquisition Company and Ancora Acquisition LLC had

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

an aggregate cost basis of $1,611 and an aggregate fair value of $419. As of June 30, 2014 and December 31, 2013, unrealized gains (losses) include a fee that the Company would receive upon maturity of the two super priority first lien debt investments.

        As of June 30, 2014, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $6,900 and $0, respectively. The Company had unfunded commitments in the form of a delayed draw or other future funding commitments of $39,325 as of June 30, 2014. The unfunded commitments on revolving credit facilities are disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2014.

        At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. As of December 31, 2013, the Predecessor Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $15,500 and $0, respectively. The Predecessor Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2013. The unfunded commitments on revolving credit facilities are disclosed on the Predecessor Operating Company's Consolidated Schedule of Investments as of December 31, 2013.

NMFC Senior Loan Program I, LLC

        On June 10, 2014, NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company. SLP I is a portfolio company of the Company. SLP I is structured as a private investment fund, all of the investors in which are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period.

        SLP I is capitalized with $93,000 of capital commitments, $275,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25% ownership, with third party investors representing the remaining capital commitment. As of June 30, 2014, $46,500 of the capital had been called and funded and there was no debt outstanding. The Company's investment in SLP I is reflected in the June 30, 2014 Consolidated Schedule of Investments.

        The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided. As a result, SLP I is classified as an affiliate of the Company. For the three months ended June 30, 2014, the Company earned approximately $4 in management fees related to SLP I which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of June 30, 2014, approximately $4 of management fees related to SLP I were included in receivable from affiliates on the Consolidated Statements of Assets and Liabilities.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

        SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

        Investment risk factors—First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

        Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

Note 4. Fair Value

        Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

  Level I—Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

  Level II—Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III—Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

        The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

        The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

        The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of June 30, 2014:

	Total	Level I	Level II	Level III
First lien	$639,882	$—	$533,375	$106,507
Second lien	568,723	—	455,562	113,161
Subordinated	24,108	—	9,258	14,850
Equity and other	78,159	416	—	77,743

Total investments	$1,310,872	$416	$998,195	$312,261

        At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the levels in the fair value hierarchy that the Predecessor Operating Company's portfolio investments fall into as of December 31, 2013:

	Total	Level I	Level II	Level III
First lien	$553,549	$—	$525,138	$28,411
Second lien	468,945	—	413,407	55,538
Subordinated	26,863	—	21,692	5,171
Equity and other	66,294	1,694	—	64,600

Total investments	$1,115,651	$1,694	$960,237	$153,720

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

        The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2014, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2014:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, March 31, 2014	$202,948	$58,973	$73,248	$5,171	$65,556
Total gains or losses included in earnings:
Net realized gains on investments	5,306	—	—	196	5,110
Net change in unrealized (depreciation) appreciation	(1,245)	188	433	(196)	(1,670)
Purchases, including capitalized PIK and revolver fundings	77,151	47,801	—	15,238	14,112
Proceeds from sales and paydowns of investments	(11,379)	(455)	—	(5,559)	(5,365)
Transfers into Level III(1)	39,480	—	39,480	—	—

Fair value, June 30, 2014	$312,261	$106,507	$113,161	$14,850	$77,743

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$1,641	$188	$433	$—	$1,020

(1)
As of June 30, 2014, the portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

        At June 30, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2013, as well as the portion of appreciation (depreciation)

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Predecessor Operating Company at June 30, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other(2)
Fair value, March 31, 2013	$110,619	$31,934	$44,103	$23,780	$10,802
Total gains or losses included in earnings:
Net realized gains on investments	556	176	380	—	—
Net change in unrealized (depreciation) appreciation	(2,380)	186	184	371	(3,121)
Purchases, including capitalized PIK and revolver fundings	35,485	95	13,860	530	21,000
Proceeds from sales and paydowns of investments	(37,653)	(17,653)	(20,000)	—	—
Transfers into Level III(1)	6,574	6,574	—	—	—

Fair value, June 30, 2013	$113,201	$21,312	$38,527	$24,681	$28,681

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Predecessor Operating Company at the end of the period:	$(2,620)	$(312)	$442	$371	$(3,121)

(1)
As of June 30, 2013, the portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
During the three months ended June 30, 2013, the Predecessor Operating Company received dividends of $6,436 from its equity and other investments, which were recorded as dividend income.

        The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2014, as well as the portion of appreciation (depreciation) included in

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2014:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600
Total gains or losses included in earnings:
Net realized gains on investments	6,824	1,260	—	196	5,368
Net change in unrealized (depreciation) appreciation	(421)	(329)	645	(196)	(541)
Purchases, including capitalized PIK and revolver fundings	125,229	78,190	17,498	15,238	14,303
Proceeds from sales and paydowns of investments	(12,571)	(1,025)	—	(5,559)	(5,987)
Transfers into Level III(1)	39,480	—	39,480	—	—

Fair value, June 30, 2014	$312,261	$106,507	$113,161	$14,850	$77,743

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Companies at the end of the period:	$2,632	$144	$645	$—	$1,843

(1)
As of June 30, 2014, the portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

        At June 30, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2013, as well as the portion of appreciation (depreciation) included

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Predecessor Operating Company at June 30, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other(2)
Fair value, December 31, 2012	$119,128	$42,885	$43,255	$22,891	$10,097
Total gains or losses included in earnings:
Net realized gains on investments	577	197	380	—	—
Net change in unrealized (depreciation) appreciation	(783)	111	1,032	548	(2,474)
Purchases, including capitalized PIK and revolver fundings	36,258	95	13,860	1,242	21,061
Proceeds from sales and paydowns of investments	(48,553)	(28,550)	(20,000)	—	(3)
Transfers into Level III(1)	6,574	6,574	—	—	—

Fair value, June 30, 2013	$113,201	$21,312	$38,527	$24,681	$28,681

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Predecessor Operating Company at the end of the period:	$(1,186)	$(172)	$912	$548	$(2,474)

(1)
As of June 30, 2013, the portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
During the six months ended June 30, 2013, the Predecessor Operating Company received dividends of $6,433 from its equity and other investments, which were recorded as dividend income.

        Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three and six months ended June 30, 2014 and June 30, 2013. Transfers into Level III occurred as quotations obtained through pricing services were not deemed representative of fair value as of the balance sheet date and such assets were internally valued. As quotations obtained through pricing services were substantiated through additional market sources, investments were transferred out of Level III. The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

        The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

        Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

        Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of June 30, 2014, the Company used the relevant EBITDA ranges set forth in the table below to determine the enterprise value of investments in eight of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

        Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. In applying the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

income based approach as of June 30, 2014, the Company used the discount ranges set forth in the table below to value investments in nine of its portfolio companies.

				Range
Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$106,507	Market approach	EBITDA multiple	7.5x	10.0x	8.8x
		Income approach	Discount rate	7.7%	13.1%	10.0%
Second lien	113,161	Market approach	EBITDA multiple	6.0x	10.5x	7.6x
		Income approach	Discount rate	10.4%	13.4%	11.6%
Subordinated	14,850	Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Equity and other	77,743	Market approach	EBITDA multiple	1.6x	9.5x	7.6x
		Income approach	Discount rate	8.0%	18.0%	14.0%

	$312,261	Black Scholes analysis	Expected life in years	2.0	11.9	5.8

			Volatility	27.3%	41.0%	31.7%
			Discount rate	1.7%	4.1%	3.0%

(1)
Fair value was determined based on transaction pricing or recent acquisition as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

        Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the SLF Credit Facility (as defined in Note 7, Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and SLF Credit Facility approximate fair value as of June 30, 2014, as both facilities are continually monitored and examined by both the borrower and the lender. For the year ended December 31, 2013, the Holdings Credit Facility was amended and restated to further increase the maximum amount of revolving borrowings available. The fair value of the Holdings Credit Facility and SLF Credit Facility are considered Level III. The fair value of the Convertible Notes (as defined in Note 7, Borrowings) as of June 30, 2014 was $117,588, which was based on quoted prices and considered Level II. See Note 7, Borrowings, for details. The fair value of other financial assets and liabilities approximates their carrying value based on the short term nature of these items.

        Fair value risk factors—The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

        NMF Holdings entered into an investment advisory and management agreement, as amended and restated with the Investment Adviser. Until May 8, 2014, under the investment advisory and management agreement, the Investment Adviser managed the day-to-day operations of, and provides investment advisory services to, NMF Holdings. For providing these services, the Investment Adviser receives a fee from NMF Holdings, consisting of two components—a base management fee and an incentive fee.

        On May 6, 2014, the stockholders of NMFC approved an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which became effective on May 8, 2014. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liablities, less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowings) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

        The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of June 30, 2014), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

        Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

        The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

        In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

        The following table summarizes the management fees and incentive fees incurred by NMFC for the three and six months ended June 30, 2014 and June 30, 2013.

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Management fee	$2,742	$—	$2,742	$—
Management fee allocated from NMF Holdings(2)	1,879	2,801	5,983	5,006

Total Management fee	4,621	2,801	8,725	5,006
Incentive fee, excluding accrued capital gains incentive fees	2,747	—	2,747	—
Incentive fee, excluding accrued capital gains incentive fees allocated from NMF Holdings(2)	1,882	4,063	6,248	6,200

Total Incentive fee	4,629	4,063	8,995	6,200
Accrued capital gains incentive fees(1)	763	—	763	—
Accrued capital gains incentive fees allocated from NMF Holdings(1)(2)	523	(1,278)	2,024	380

Total Accrued capital gains incentive fees	1,286	(1,278)	2,787	380

(1)
The accrued capital gains incentive fees would be paid by the Company if the Company ceased operations on June 30, 2014 or June 30, 2013, respectively, and liquidated its investments at the valuations as of the respective quarter ends. Approximately $1,971 of capital gains incentive fees would be owed under the Investment Management Agreement if the Company had ceased operations as of June 30, 2014, as cumulative net Adjusted Realized Capital Gains exceeded cumulative Adjusted Unrealized Capital Depreciation. As of June 30, 2013, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

(2)
For the three and six months ended June 30, 2013, NMFC is reflecting its proportionate share of the Predecessor Operating Company's management, incentive and capital gains incentive fees. For the three and six months ended June 30, 2013, the management fees at NMF Holdings were $3,727 and $7,295, respectively. For the three and six months ended June 30, 2013, the incentive fee, excluding accrued capital gains incentive fees, at NMF Holdings was $5,407 and $8,865, respectively. For the three and six months ended June 30, 2013, the accrued capital gains incentive fees at NMF Holdings were $(1,701) and $981, respectively.

        The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

        The following Statement of Operations for the three and six months ended June 30, 2014 is adjusted to reflect this step-up to fair market value.

	Three months ended June 30, 2014	Adjustments	Adjusted three months ended June 30, 2014
Investment income(1)
Interest income(2)	$18,788	$(56)	$18,732
Dividend income	972	—	972
Other income	709	—	709
Investment income allocated from NMF Holdings
Interest income(2)	12,847	—	12,847
Dividend income	279	—	279
Other income	113	—	113

Total investment income	33,708	(56)	33,652

Total net expenses pre-incentive fee(3)	10,504	—	10,504

Pre-Incentive Fee Net Investment Income	23,204	(56)	23,148

Incentive fee(4)	5,915	—	5,915

Post-Incentive Fee Net Investment Income	17,289	(56)	17,233

Net realized losses on investments	(1,067)	(46)	(1,113)
Net realized gains on investment allocated from NMF Holdings	5,860	—	5,860
Net change in unrealized appreciation (depreciation) of investments	5,708	102	5,810
Provision for taxes on unrealized appreciation (depreciation) of investments	(386)	—	(386)
Net change in unrealized (depreciation) appreciation of investments allocated from NMF Holdings	(3,742)	—	(3,742)

Net increase in net assets resulting from operations	$23,662		$23,662

(1)
Includes investment income from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

(2)
Includes $642 in payment-in-kind interest from investments.

(3)
Includes expense waivers and reimbursements of $58.

(4)
For the three months ended June 30, 2014, the Company incurred total incentive fees of $5,915, of which $1,286 related to capital gains incentive fees on a hypothetical liquidation basis.

	Six months ended June 30, 2014	Adjustments	Adjusted six months ended June 30, 2014
Investment income(1)
Interest income(2)	$18,788	$(98)	$18,690
Dividend income	972	—	972
Other income	709	—	709
Investment income allocated from NMF Holdings
Interest income(2)	40,515	—	40,515
Dividend income	2,368	—	2,368
Other income	795	—	795

Total investment income	64,147	(98)	64,049

Total net expenses pre-incentive fee(3)	19,018	—	19,018

Pre-Incentive Fee Net Investment Income	45,129	(98)	45,031

Incentive fee(4)	11,782	—	11,782

Post-Incentive Fee Net Investment Income	33,347	(98)	33,249

Net realized losses on investments	(1,067)	(184)	(1,251)
Net realized gains on investment allocated from NMF Holdings	8,568	—	8,568
Net change in unrealized appreciation (depreciation) of investments	5,708	282	5,990
(Provision) benefit for taxes on unrealized appreciation (depreciation) of investments	(386)	—	(386)
Net change in unrealized (depreciation) appreciation of investments allocated from NMF Holdings	940	—	940

Net increase in net assets resulting from operations	$47,110		$47,110

(1)
Includes investment income from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

(2)
Includes $1,426 in payment-in-kind interest from investments.

(3)
Includes expense waivers and reimbursements of $823.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

(4)
For the six months ended June 30, 2014, the Company incurred total incentive fees of $11,782, of which $2,787 related to capital gains incentive fees on a hypothetical liquidation basis.

        At June 30, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following Statement of Operations of the Predecessor Operating Company for the three and six months ended June 30, 2013 is adjusted to reflect the step-up to fair market value.

	Three months ended June 30, 2013	Adjustments	Adjusted three months ended June 30, 2013
Investment income
Interest income(1)	$27,321	$(214)	$27,107
Dividend income	6,436	—	6,436
Other income	1,399	—	1,399

Total investment income	35,156	(214)	34,942

Total net expenses pre-incentive fee(2)	7,907	—	7,907

Pre-Incentive Fee Net Investment Income	27,249	(214)	27,035

Incentive fee(3)	3,706	—	3,706

Post-Incentive Fee Net Investment Income	23,543	(214)	23,329

Net realized gains (losses) on investments	3,312	(2,689)	623
Net change in unrealized appreciation of investments	(12,031)	2,903	(9,128)

Net increase in members' capital resulting from operations	$14,824		$14,824

(1)
Includes $904 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $836.

(3)
For the three months ended June 30, 2013, the Predecessor Operating Company incurred total incentive fees of $3,706, of which $(1,701) related to capital gains incentive fees on a hypothetical liquidation basis.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

	Six months ended June 30, 2013	Adjustments	Adjusted three months ended June 30, 2013
Investment income
Interest income(1)	$52,364	$(693)	$51,671
Dividend income	6,433	—	6,433
Other income	1,677	—	1,677

Total investment income	60,474	(693)	59,781

Total net expenses pre-incentive fee(2)	15,458	—	15,458

Pre-Incentive Fee Net Investment Income	45,016	(693)	44,323

Incentive fee(3)	9,846	—	9,846

Post-Incentive Fee Net Investment Income	35,170	(693)	34,477

Net realized gains (losses) on investments	4,356	(3,149)	1,207
Net change in unrealized appreciation of investments	(141)	3,842	3,701

Net increase in members' capital resulting from operations	$39,385		$39,385

(1)
Includes $1,546 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $1,665.

(3)
For the six months ended June 30, 2013, the Predecessor Operating Company incurred total incentive fees of $9,846, of which $981 related to capital gains incentive fees on a hypothetical liquidation basis.

        The Company has entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Company's financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses, and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. For the three and six months ended June 30, 2014, approximately $299 of indirect administrative expenses were included in the Consolidated Statements of Operations and were included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as the expenses were payable to the Administrator.

        The Company incurred the following expenses in excess of the expense cap for the three and six months ended June 30, 2014 and June 30, 2013:

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Administrative expenses	$58	$—	$58	$—
Administrative expenses allocated from NMF Holdings	—	228	390	434
Professional fees	—	—	—	—
Professional fees allocated from NMF Holdings	—	381	375	690
Other general and administrative expenses	—	—	—	—
Other general and administrative expenses allocated from NMF Holdings	—	—	—	—

Total expense reimbursement	$58	$609	$823	$1,124

        As of June 30, 2014, no expense waivers and reimbursements were receivable from an affiliate. As of June 30, 2013, $381 of the expense waivers and reimbursements were allocated from NMF Holdings and were receivable by NMF Holdings from an affiliate.

        The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

        NMFC entered into a Registration Rights Agreement with Steven B. Klinsky (the Chairman of the Companies' board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, the Investment Adviser has the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, the Investment Adviser can withdraw its request to have the shares registered. Investment Adviser may assign its rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registerable securities in such a registration. Shares held by Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

        The Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

        The Registration Rights Agreement includes limited blackout and suspension periods. In addition, the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time. Holders of registerable securities have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. The Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

        The Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. The Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

Note 6. Related Parties

        The Company has entered into a number of business relationships with affiliated or related parties.

        The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

        The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement including rent, the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. For the three and six months ended June 30, 2014, approximately $299 of indirect administrative expenses were included in the Consolidated Statements of Operations and were included in payable to affiliates on the Consolidated Statements of Assets and Liabilities as the expenses were payable to the Administrator.

        The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

        The Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

        The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company' investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowings

        Holdings Credit Facility—The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016. NMF Holdings became a party to the Holdings Credit Facility upon the IPO of NMFC. The Holdings Credit Facility amends and restates the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

        The maximum amount of revolving borrowings available under the Holdings Credit Facility is $280,000. As of June 30, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Company's investments, but rather to the performance of the underlying portfolio companies.

        The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

        The following table summarizes the interest expense and non-usage fees incurred on the Holdings Credit Facility for the three and six months ended June 30, 2014 and June 30, 2013.

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Interest expense	$1,648	$1,408	$3,340	$2,877
Non-usage fee	92	54	151	69
Weighted average interest rate	2.9%	2.9%	2.9%	3.0%
Average debt outstanding	$224,660	$189,027	$228,728	$193,936

        As of June 30, 2014 and December 31, 2013, the outstanding balance on the Holdings Credit Facility was $238,101 and $221,849, respectively, and the Company was not aware of any instances of non-compliance related to the Holdings Credit Facility on such dates.

        SLF Credit Facility—NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215,000. The SLF Credit Facility is non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of the Company's investments, but rather to the performance of the underlying portfolio companies. NMF SLF is not restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

        As of June 30, 2014, the SLF Credit Facility permits borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

        The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

        The following table summarizes the interest expense and non-usage fees incurred on the SLF Credit Facility for the three and six months ended June 30, 2014 and June 30, 2013.

	Three months ended			Six months ended
	June 30, 2014		June 30, 2013	June 30, 2014		June 30, 2013
Interest expense	$1,212		$1,234	$2,413		$2,420
Non-usage fee	—	(1)	1	—	(1)	2
Weighted average interest rate	2.2%		2.3%	2.2%		2.2%
Average debt outstanding	$215,000		$214,479	$214,996		$214,405

(1)
For the three and six months ended June 30, 2014, the total non-usage fee was less than $1 thousand.

        As of June 30, 2014 and December 31, 2013, the outstanding balance on the SLF Credit Facility was $215,000 and $214,668, respectively, and NMF SLF was not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

        NMFC Credit Facility—The Senior Secured Revolving Credit Agreement, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds of the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

        The maximum amount of revolving borrowings available under the NMFC Credit Facility is $50,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

        The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement).

        Non-usage fees incurred on the NMFC Credit Facility were $14 for the three and six months ended June 30, 2014. The Company did not incur any interest expense as the Company did not draw on the facility during the three and six months ended June 30, 2014.

        Convertible Notes—On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 62.7746 shares of the Company's common stock per $1 principal amount of Convertible Notes (7,219,083 common shares) corresponding to an initial conversion price per share of approximately $15.93, which represents a premium of 12.5% to the $14.16 per share closing price of the Company's common stock on May 28, 2014. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

        The Convertible Notes are senior unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As more reflected in Note 11, Earnings Per Share, the issuance is to be considered as part of the if-converted method for calculation of diluted earnings per share.

        The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

        The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note, and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture. As of June 30, 2014, the Company was in compliance with the terms of the Indenture.

        Interest expense incurred on the Convertible Notes was $447 for the three and six months ended June 30, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

        Leverage risk factors—The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

        The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

        Additionally as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

        In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments. As of June 30, 2014, the Company had unfunded commitments on revolving credit facilities of $6,900, no outstanding bridge financing commitments and other future funding commitments of $39,325. The unfunded commitments on revolving credit facilities are disclosed on the Company's Consolidated Schedule of Investments. As of December 31, 2013, NMF Holdings had unfunded commitments on revolving credit facilities of $15,500 and no outstanding bridge financing commitments or other future funding commitments, all of which are disclosed on NMF Holdings' Consolidated Schedule of Investments.

        The Company also has revolving borrowings available under the Holdings Credit Facility, the SLF Credit Facility and the NMFC Credit Facility as of June 30, 2014. See Note 7, Borrowings, for details.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 9. Commitments and Contingencies (Continued)

        The Company may from time to time enter into financing commitment letters. As of June 30, 2014, the Company signed a commitment letter to fund $18,500 in the future, which is included in the other future funding commitments. As of December 31, 2013, NMF Holdings did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Note 10. Net Assets

        The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Paid in Capital in Excess of Par		Accumulated Undistributed Net Realized Gains (Losses)
				Undistributed Net Investment Income		Net Unrealized Appreciation (Depreciation)	Total Net Assets
	Shares	Par Amount
Balance at December 31, 2013	45,224,755	$452	$633,383	$—	$5,056	$11,216	$650,107
Issuances of common stock	6,837,482	69	99,481	—	—	—	99,550
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(250)	—	—	—	(250)
Dividends declared	—	—	—	(33,347)	(615)	—	(33,962)
Net increase in net assets resulting from operations	—	—	—	33,347	7,501	6,262	47,110

Balance at June 30, 2014	52,062,237	$521	$732,614	$—	$11,942	$17,478	$762,555

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 11. Earnings Per Share

        The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three and six months ended June 30, 2014 and June 30, 2013:

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Earnings per share—basic
Numerator for increase in net assets per share:	$23,662	$10,992	$47,110	$26,508
Denominator for basic weighted average share:	51,595,684	32,289,758	49,343,462	28,797,837

Basic earnings per share:	$0.46	$0.34	$0.95	$0.92

Earnings per share—diluted(1)
Numerator for increase in net assets per share:	$23,662	$10,992	$47,110	$26,508
Adjustment for full income at NMF Holdings:	—	3,832	—	12,877
Adjustment for interest on Convertible Notes and incentive fees, net	358	—	358	—

Numerator for diluted earnings per share:	$24,020	$14,824	$47,468	$39,385
Denominator for basic weighted average share:	51,595,684	32,289,758	49,343,462	28,797,837
Adjustment to assume all AIV Holdings units in NMF Holdings were exchanged for shares of NMFC	—	10,643,366	—	13,092,380
Adjustment for dilutive effect of Convertible Notes	2,697,240	—	1,356,071	—

Denominator for diluted weighted average share:	54,292,924	42,933,124	50,699,533	41,890,217

Diluted earnings per share:	$0.44	$0.35	$0.94	$0.94

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights

        The following information sets forth the financial highlights for the Company for the six months ended June 30, 2014 and June 30, 2013. The ratios to average net assets have been annualized.

	Six months ended
	June 30, 2014	June 30, 2013
Per share data(1):
Net asset value, January 1, 2014 and January 1, 2013, respectively	$14.38	$14.06
Net investment income	0.21	—
Net realized and unrealized gains (losses)	0.09	—
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income	0.46	0.84
Net realized and unrealized gains (losses)	0.19	0.10

Total net increase	0.95	0.94
Dividends declared to stockholders from net investment income	(0.67)	(0.68)
Dividends declared to stockholders from net realized gains	(0.01)	—

Net asset value, June 30, 2014 and June 30, 2013, respectively	$14.65	14.32

Per share market value, June 30, 2014 and June 30, 2013, respectively	$14.86	14.16

Total return based on market value(2)	3.43%	(0.42)%
Total return based on net asset value(3)	5.87%	6.76%
Shares outstanding at end of period	52,062,237	38,148,548
Average weighted shares outstanding for the period	49,343,462	28,797,837
Average net assets for the period	$724,234	$410,769
Ratio to average net assets(4):
Net investment income	9.29%	11.88%
Total expenses, before waivers/reimbursements	8.81%	8.99%
Total expenses, net of waivers/reimbursements	8.58%	8.55%

(1)
Per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(2)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(3)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights (Continued)

(4)
Ratio to average net assets for the six months ended June 30, 2014 and June 30, 2013 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the six months ended June 30, 2014, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses as well as its net investment income and expenses. For the six months ended June 30, 2013, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses.

        The following information sets forth the financial highlights for the Company for the six months ended June 30, 2014 and NMF Holdings for the six months ended June 30, 2013.

	NMFC Six months ended June 30, 2014	NMF Holdings Six months ended June 30, 2013
Average debt outstanding—Holdings Credit Facility(1)	$226,905	$193,936
Average debt outstanding—SLF Credit Facility(1)	$213,141	$214,405
Average debt outstanding—Convertible Notes	$17,790	$—
Asset coverage ratio	234.23%	253.72%
Portfolio turnover(2)	11.39%	19.53%

(1)
For the six months ended June 30, 2014, average debt outstanding represents the Company's proportionate share of the Predecessor Operating Company's average debt outstanding as well as the Company's average debt outstanding. The average debt outstanding for the six months ended June 30, 2014 at the Holdings Credit Facility and SLF Credit Facility was $228,728 and $214,996, respectively.

(2)
For the six months ended June 30, 2014, portfolio turnover represents the investment activity of the Predecessor Operating Company and the Company.

Note 13. Recent Accounting Standards Updates

        In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement and Disclosure Requirements ("ASU 2013-08"), which contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. ASU 2013-08 is effective for interim and annual periods beginning after December 15, 2013. The Company is an investment company that is applying the specialized guidance in Topic 946 as of January 1, 2014.

Note 14. Subsequent Events

        On July 30, 2014, the Company's board of directors declared a special distribution of $0.12 per share payable on September 3, 2014 to holders of record as of August 20, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

June 30, 2014

(in thousands, except share data)

(unaudited)

Note 14. Subsequent Events (Continued)

        On August 1, 2014, the Company's wholly-owned subsidiary, SBIC LP received approval for a license from the United States Small Business Administration to operate a Small Business Investment Company.

        On August 5, 2014, the Company's board of directors declared a third quarter 2014 distribution of $0.34 per share payable on September 30, 2014 to holders of record as of September 16, 2014.

Deloitte & Touche LLP
30 Rockefeller Plaza New York, NY 10112 USA
Tel:	212 436 2000
Fax:	212 436 5000
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors of
New Mountain Finance Corporation
New York, New York

        We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation as of June 30, 2014, including the consolidated schedule of investments, and the related consolidated statements of operations for the three and six month periods ended June 30, 2014 and 2013, and the consolidated statements of changes in net assets, and cash flows for the six month periods ended June 30, 2014 and 2013. These interim financial statements are the responsibility of the management of New Mountain Finance Corporation.

        We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

        Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 1 to the interim financial statements, the Company completed a restructuring during the three month period ended June 30, 2014.

        We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2013, the related statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated March 5, 2014, we expressed an unqualified opinion on those financial statements.

        In our opinion, the information set forth in the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2013, is fairly stated, in all material respects, in relation to the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2013, from which they have been derived.

/s/ DELOITTE & TOUCHE LLP

August 6, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors and investors of
New Mountain Finance Holdings, L.L.C.,
New Mountain Finance Corporation and
New Mountain Finance AIV Holdings Corporation
New York, New York

        We have audited the accompanying consolidated statement of assets, liabilities and members' capital of New Mountain Finance Holdings, L.L.C., including the consolidated schedules of investments as of December 31, 2013 and 2012, and the related consolidated statements of operations, consolidated statements of changes in members' capital, and cash flows for the three years in the period ended December 31, 2013 and the financial highlights for each of the five years in the period ended December 31, 2013. Also, we have audited the statements of assets and liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2013 and 2012, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the management of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. New Mountain Finance Holdings, L.L.C. and New Mountain Finance AIV Holdings Corporation are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits of New Mountain Finance Holdings, L.L.C. and New Mountain Finance AIV Holdings Corporation included consideration of their internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of their internal control over financial reporting. Accordingly we express no such opinion for New Mountain Finance Holdings, L.L.C. and New Mountain Finance AIV Holdings Corporation. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2013 and 2012, by correspondence with the custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of New Mountain Finance Holdings, L.L.C. as of December 31, 2013 and 2012, and the consolidated results of its operations, its consolidated changes in members' capital, and its consolidated cash flows for each of the three years in the period ended December 31, 2013 and the financial highlights for the each of the five years in the period ended December 31,2013; and the financial positions of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2013 and 2012 and the results of their operations, changes in their net assets, their cash flows, and the financial highlights for the period from May 19, 2011(commencement of operations) to December 31, 2011 and for the years ended December 31, 2013 and 2012, in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 16, on February 3, 2014, New Mountain Finance AIV Holdings sold its remaining units in New Mountain Finance Holdings, L.L.C. (the "Operating Company") and no longer owns any units of the Operating Company.

        We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), New Mountain Finance Corporation's internal control over financial reporting as of December 31, 2013, based on the criteria established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 5, 2014, expressed an unqualified opinion on New Mountain Finance Corporation's internal control over financial reporting.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 5, 2014

To the Board of Directors of New Mountain Finance Holdings, L.L.C.:

        We have audited the consolidated statements of assets, liabilities and members' capital of New Mountain Finance Holdings, L.L.C. (the "Entity"), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in members' capital, and cash flows for each of the three years in the period ended December 31, 2013, and have issued our report dated March 5, 2014 (included elsewhere in this prospectus). Our audit also included the information as of December 31, 2013, 2012, 2011, 2010 and 2009, appearing under the caption "Senior Securities". This information is the responsibility of the Entity's management. The information as of December 31, 2013, 2012, 2011, 2010 and 2009, appearing under the caption "Senior Securities" has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 5, 2014

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Assets, Liabilities and Members' Capital

(in thousands, except units and per unit data)

	December 31, 2013	December 31, 2012
Assets
Investments at fair value (cost of $1,094,080 and $976,243, respectively)	$1,115,651	$989,820
Cash and cash equivalents	14,981	12,752
Interest and dividend receivable	10,531	6,340
Deferred credit facility costs (net of accumulated amortization of $3,562 and $2,016, respectively)	4,727	5,490
Receivable from affiliate	459	534
Receivable from unsettled securities sold	—	9,962
Other assets	1,492	666

Total assets	$1,147,841	$1,025,564

Liabilities
Holdings Credit Facility	221,849	206,938
SLF Credit Facility	214,668	214,262
Capital gains incentive fee payable	7,636	4,407
Incentive fee payable	4,104	3,390
Management fee payable	3,856	3,222
Payable for unsettled securities purchased	3,690	9,700
Interest payable	814	712
Payable to affiliate	80	—
Dividends payable	—	11,192
Other liabilities	2,628	1,802

Total liabilities	459,325	455,625
Members' Capital	688,516	569,939

Total liabilities and members' capital	$1,147,841	$1,025,564

Outstanding common membership units	47,896,693	40,548,189
Capital per unit	$14.38	$14.06

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Operations

(in thousands)

	Years ended December 31,
	2013	2012	2011
Investment income
Interest income	$107,027	$83,646	$55,809
Dividend income	5,049	812	—
Other income	2,836	1,328	714

Total investment income	114,912	85,786	56,523

Expenses
Incentive fee	16,502	11,537	3,522
Capital gains incentive fee	3,229	4,407	—

Total incentive fees	19,731	15,944	3,522
Management fee	14,905	11,109	4,938
Interest and other credit facility expenses	12,470	10,085	7,086
Administrative expenses	3,429	2,426	1,615
Professional fees	2,349	2,091	2,037
Other general and administrative expenses	1,584	1,374	986

Total expenses	54,468	43,029	20,184
Less: expenses waived and reimbursed (see Note 5)	(3,233)	(2,460)	(2,186)

Net expenses	51,235	40,569	17,998

Net investment income	63,677	45,217	38,525
Net realized gains on investments	7,253	18,851	16,252
Net change in unrealized appreciation (depreciation) of investments	7,994	9,928	(23,100)

Net increase in members' capital resulting from operations	$78,924	$73,996	$31,677

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Changes in Members' Capital

(in thousands)

	Years ended December 31,
	2013	2012	2011
Increase (decrease) in members' capital resulting from operations:
Net investment income	$63,677	$45,217	$38,525
Net realized gains on investments	7,253	18,851	16,252
Net change in unrealized appreciation (depreciation) of investments	7,994	9,928	(23,100)

Net increase in members' capital resulting from operations	78,924	73,996	31,677
Contributions	100,040	133,428	195,295
Distributions	—	—	(10,249)
Dividends declared	(65,140)	(59,378)	(26,591)
Offering costs	(331)	(564)	(11,557)
Reinvestment of dividends	5,084	1,955	—

Net increase in members' capital	118,577	149,437	178,575
Members' capital at the beginning of the period	569,939	420,502	241,927

Members' capital at the end of the period	$688,516	$569,939	$420,502

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Cash Flows

(in thousands)

	Years ended December 31,
	2013	2012	2011
Cash flows from operating activities
Net increase in members' capital resulting from operations	$78,924	$73,996	$31,677
Adjustments to reconcile net (increase) decrease in members' capital resulting from operations to net cash (used in) provided by operating activities:
Net realized gains on investments	(7,253)	(18,851)	(16,252)
Net change in unrealized (appreciation) depreciation of investments	(7,994)	(9,928)	23,100
Amortization of purchase discount	(3,365)	(5,996)	(5,862)
Amortization of deferred credit facility costs	1,546	1,160	786
Non-cash investment income	(4,473)	(2,187)	(1,538)
(Increase) decrease in operating assets:
Purchase of investments	(529,695)	(673,355)	(494,694)
Proceeds from sales and paydowns of investments	426,561	423,874	231,962
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	388	137	1,363
Cash paid for drawn revolver	—	(12,705)	(535)
Cash repayments on drawn revolvers	—	12,705	—
Interest and dividend receivable	(4,191)	967	(4,299)
Receivable from affiliate	75	(165)	(369)
Receivable from unsettled securities sold	9,962	(9,962)	—
Other assets	(225)	(50)	(351)
Increase (decrease) in operating liabilities:
Capital gains incentive fee payable	3,229	4,407	—
Incentive fee payable	714	1,073	2,317
Management fee payable	634	1,021	2,200
Payable for unsettled securities purchased	(6,010)	2,095	(86,857)
Interest payable	102	(1,035)	934
Payable to affiliate	80	—	(394)
Other liabilities	639	151	534

Net cash flows used in operating activities	(40,352)	(212,648)	(316,278)

Cash flows from financing activities
Contributions	100,040	133,428	195,295
Distributions	—	—	(10,249)
Dividends paid	(71,248)	(46,231)	(26,591)
Offering costs paid	(720)	(268)	(11,557)
Proceeds from Holdings Credit Facility	457,978	523,099	336,508
Repayment of Holdings Credit Facility	(443,067)	(445,199)	(267,168)
Proceeds from SLF Credit Facility	23,306	112,993	172,060
Repayment of SLF Credit Facility	(22,900)	(64,659)	(63,068)
Deferred credit facility costs paid	(808)	(3,082)	(4,377)

Net cash flows provided by financing activities	42,581	210,081	320,853

Net increase (decrease) in cash and cash equivalents	2,229	(2,567)	4,575
Cash and cash equivalents at the beginning of the period	12,752	15,319	10,744

Cash and cash equivalents at the end of the period	$14,981	$12,752	$15,319

Supplemental disclosure of cash flow information
Cash interest paid	$10,323	$9,433	$4,358
Non-cash operating activities:
Non-cash activity on investments	$1,986	$—	$—
Non-cash financing activities:
Dividends declared and payable	$—	$11,192	$—
Value of members' capital issued in connection with dividend reinvestment plan	5,084	1,955	—
Accrual for offering costs	768	556	—
Accrual for deferred credit facility costs	21	46	192

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,497	$6,335	$6,529	0.95%

Total Funded Debt Investments—Bermuda				$6,497	$6,335	$6,529	0.95%

Funded Debt Investments—Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$30,000	$29,472	$30,362	4.41%

Total Funded Debt Investments—Cayman Islands				$30,000	$29,472	$30,362	4.41%

Funded Debt Investments—United States
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)	9.75%	4/1/2021	$24,500	$24,348	$27,195
	First lien(3)	9.00% (Base Rate + 7.75%)	3/22/2019	17,850	17,367	18,225

				42,350	41,715	45,420	6.60%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	41,000	40,977	41,820	6.07%
Global Knowledge Training LLC
Education	Second lien(2)	11.00% (Base Rate + 9.75%)	10/21/2018	41,450	41,070	41,450	6.02%
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	26,382	25,508	26,382
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	6,387	6,176	6,387
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	5,309	5,133	5,309

				38,078	36,817	38,078	5.53%

Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	5.50% (Base Rate + 4.50%)	5/17/2018	6,433	6,240	6,465
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	31,150	30,685	31,578

				37,583	36,925	38,043	5.52%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	34,750	33,784	34,475	5.01%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	31,341	31,055	32,542	4.73%
Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,731	31,029	4.51%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	6,951	6,847	7,080
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	23,353	22,780	22,876

				30,304	29,627	29,956	4.35%

JHCI Acquisition, Inc.
Distribution & Logistics	First lien(3)	7.00% (Base Rate + 5.75%)	7/11/2019	19,536	19,262	19,548
	Second lien(3)	11.00% (Base Rate + 9.75%)	7/11/2020	10,000	9,705	9,898

				29,536	28,967	29,446	4.28%

CompassLearning, Inc.(12)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,261	29,250	4.25%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	28,300	27,842	27,168	3.95%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	16,784	16,448	16,616
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,116	9,953	10,015

				26,900	26,401	26,631	3.87%

Meritas Schools Holdings, LLC
Education	First lien(3)	7.00% (Base Rate + 5.75%)	6/25/2019	$19,950	$19,763	$20,087
	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	5,920	5,865	5,961

				25,870	25,628	26,048	3.78%

Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	25,000	3.63%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,500	24,757	24,255	3.52%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	22,500	22,201	23,203	3.37%
YP Holdings LLC(8)
YP LLC
Media	First lien(2)	8.04% (Base Rate + 6.71%)	6/4/2018	22,400	21,892	22,722	3.30%
McGraw-Hill School Education Holdings, LLC
Education	First lien(3)	6.25% (Base Rate + 5.00%)	12/18/2019	13,000	12,870	12,870
	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	9,000	8,910	8,910

				22,000	21,780	21,780	3.16%

Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	21,077	20,820	20,813	3.02%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(3)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,731	20,308	2.95%
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	20,000	19,605	20,075	2.91%
ARSloane Acquisition, LLC
Business Services	First lien(3)	7.50% (Base Rate + 6.25%)	10/1/2019	19,950	19,754	19,992	2.90%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	6.00% (Base Rate + 4.75%)	5/2/2018	19,750	19,047	19,874	2.89%
Distribution International, Inc.
Distribution & Logistics	First lien(2)	7.50% (Base Rate + 6.50%)	7/16/2019	19,900	19,527	19,813	2.88%
First American Payment Systems, L.P.
Business Services	Second lien(3)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,654	19,800	2.88%
Merrill Communications LLC
Business Services	First lien(3)	7.25% (Base Rate + 6.25%)	3/8/2018	19,425	19,246	19,759	2.87%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(3)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,766	19,021	2.76%
St. George's University Scholastic Services LLC
Education	First lien(3)	8.50% (Base Rate + 7.00%)	12/20/2017	17,379	17,082	17,530	2.55%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	18,316	18,127	16,118	2.34%
Confie Seguros Holding II Co.
Consumer Services	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	14,886	14,762	15,034	2.18%
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	14,700	14,496	14,774	2.15%
Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.50% (Base Rate + 6.25%)	8/16/2019	14,464	14,261	14,307	2.08%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,858	14,263	2.07%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,957	14,140	2.05%
Packaging Coordinators, Inc.(10)
Healthcare Products	Second lien(2)	9.50% (Base Rate + 8.25%)	11/10/2020	14,000	13,868	14,088	2.05%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000	11,701	12,419	1.80%
Van Wagner Communications, LLC
Media	First lien(2)	6.25% (Base Rate + 5.00%)	8/3/2018	11,761	11,583	11,997	1.74%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000	9,937	10,198	1.48%
TransFirst Holdings, Inc.
Business Services	Second lien(3)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000	9,741	10,138	1.47%
MailSouth, Inc.
Media	First lien(3)	6.76% (Base Rate + 4.96%)	12/14/2016	9,410	9,333	9,269	1.35%
Vitera Healthcare Solutions, LLC
Software	First lien(3)	6.00% (Base Rate + 5.00%)	11/4/2020	$2,000	$1,980	$2,000
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,897	7,070

				9,000	8,877	9,070	1.32%

Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,820	8,820	1.28%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,394	8,326	8,457	1.23%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,482	1.09%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.25% (Base Rate + 5.50%)	12/22/2016	13,563	13,454	7,324	1.06%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,447	6,360	6,570	0.95%
Immucor, Inc.
Healthcare Services	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,950	5,650	0.82%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Members' Capital
Learning Care Group (US), Inc.
Education	Subordinated(2)	15.00% PIK*	5/8/2020	4,371		4,253	4,371
	Subordinated(2)	15.00% PIK*	5/8/2020	800		746	800

				5,171		4,999	5,171	0.75%

Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,003		4,888	5,028	0.73%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000		3,964	4,064	0.59%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(2)	9.63%	12/1/2018	3,500		3,502	3,623	0.53%
ATI Acquisition Company (fka Ability Acquisition, Inc.)(11)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	1,665		1,434	233
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	103		94	103

				1,768		1,528	336	0.05%

Total Funded Debt Investments—United States				$1,016,562		$1,001,605	$1,013,641	147.22%

Total Funded Debt Investments				$1,053,059		$1,037,412	$1,050,532	152.58%

Equity—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	156,247		$65	$46
	Preferred shares(2)	—	—	35,558		15	10

						80	56	0.01%

Total Shares—Bermuda						$80	$56	0.01%

Equity—United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(2)	12.00% (10.00% + 2.00% PIK)*	—	35,000		$35,000	$35,000	5.08%
Black Elk Energy Offshore Operations, LLC
Energy	Preferred shares(2)	17.00%	—	20,000,000		20,000	20,000	2.91%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	3
	Preferred shares(2)	—	—	2,423		—	3,006

						—	3,009	0.44%

Packaging Coordinators, Inc.(10)
Packaging Coordinators Holdings, LLC
Healthcare Products	Ordinary shares(2)	—	—	19,427		1,000	1,181	0.17%
Ancora Acquisition LLC(11)
Education	Preferred shares(2)	—	—	372		$83	$83	0.01%

Total Shares—United States						$56,083	$59,273	8.61%

Total Shares						$56,163	$59,329	8.62%

Warrants—United States
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844		$194	$503
	Warrants(2)	—	—	3,589		61	2,136

						255	2,639	0.38%

YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5		—	1,944	0.28%
UniTek Global Services, Inc.
Business Services	Warrants(2)	—	—	1,014,451	(6)	1,449	1,694	0.25%
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129		156	594	0.09%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000		293	94	0.01%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Ancora Acquisition LLC(11)
Education	Warrants(2)	—	—	20	—	—	—%

Total Warrants—United States					$2,153	$6,965	1.01%

Total Funded Investments					$1,095,728	$1,116,826	162.21%

Unfunded Debt Investments—United States
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)(9)—Undrawn	—	4/6/2016	$5,000	$(388)	$(388)	(0.06)%
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9)—Undrawn	—	12/17/2015	10,500	(1,260)	(787)	(0.11)%

Total Unfunded Debt Investments				$15,500	$(1,648)	$(1,175)	(0.17)%

Total Investments					$1,094,080	$1,115,651	162.04%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Operating Company as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowing Facilities, for details.

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among New Mountain Finance SPV Funding, L.L.C. as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowing Facilities, for details.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
The Operating Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.46% equity ownership on a fully diluted basis.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
The Operating Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Operating Company has a credit investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly- owned subsidiary of Packaging Coordinators, Inc.

(11)
The Operating Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Operating Company has credit investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Operating Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(12)
The Operating Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2013

December 31, 2013
Investment Type	Percent of Total Investments at Fair Value
First lien	49.62%
Second lien	42.03%
Subordinated	2.41%
Equity and other	5.94%

Total investments	100.00%

December 31, 2013
Industry Type	Percent of Total Investments at Fair Value
Software	22.33%
Education	21.13%
Business Services	13.04%
Distribution & Logistics	10.78%
Federal Services	7.52%
Healthcare Services	7.20%
Energy	6.21%
Media	4.12%
Healthcare Products	3.74%
Consumer Services	1.40%
Industrial Services	1.28%
Healthcare Information Technology	0.66%
Information Technology	0.59%

Total investments	100.00%

December 31, 2013
Interest Rate Type	Percent of Total Investments at Fair Value
Floating rates	85.08%
Fixed rates	14.92%

Total investments	100.00%

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2012

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,664	$6,396	$6,631	1.16%

Total Funded Debt Investments—Bermuda				$6,664	$6,396	$6,631	1.16%

Funded Debt Investments—Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	First lien(3)	6.50% (Base Rate + 5.25%)	7/30/2019	$2,992	$2,971	$2,999
	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	30,000	29,420	30,488

				32,992	32,391	33,487	5.88%

Total Funded Debt Investments—Cayman Islands				$32,992	$32,391	$33,487	5.88%

Funded Debt Investments—United Kingdom
Magic Newco, LLC**
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/12/2018	$14,963	$14,543	$15,105	2.65%

Total Funded Debt Investments—United Kingdom				$14,963	$14,543	$15,105	2.65%

Funded Debt Investments—United States
Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	7.50% (Base Rate + 6.00%)	5/17/2018	$11,700	$11,378	$11,744
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	29,150	28,604	28,567

				40,850	39,982	40,311	7.07%

Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	7,700	7,560	7,785
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	24,000	23,326	23,560

				31,700	30,886	31,345	5.50%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,711	30,933	5.43%
Pharmaceutical Research Associates, Inc.
Healthcare Services	Second lien(2)	10.50% (Base Rate + 9.25%)	6/10/2019	30,000	29,402	30,319	5.32%
UniTek Global Services, Inc.
Business Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	19,650	19,202	19,331
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	5,970	5,798	5,873
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	4,963	4,781	4,882

				30,583	29,781	30,086	5.28%

KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	20,000	19,608	19,900
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,000	9,703	9,950

				30,000	29,311	29,850	5.24%

Global Knowledge Training LLC
Education	First lien(3)	6.50% (Base Rate + 4.99%)	4/21/2017	4,776	4,718	4,705
	First lien(3)	7.25% (Base Rate + 4.00%)	4/21/2017	1,174	1,159	1,156
	Second lien(2)	11.50% (Base Rate + 9.75%)	10/21/2018	24,250	23,814	23,755

				30,200	29,691	29,616	5.20%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(2)	3.47% (Base Rate + 3.25%)	8/1/2014	14,756	13,240	14,276
	Second lien(2)	6.72% (Base Rate + 6.50%)	2/1/2015	15,000	12,790	14,475

				29,756	26,030	28,751	5.05%

Transtar Holding Company
Distribution & Logistics(10)	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	28,300	27,787	28,654	5.03%
Meritas Schools Holdings, LLC
Education	First lien(3)	7.50% (Base Rate + 6.00%)	7/29/2017	8,150	8,084	8,171
	Second lien(2)	11.50% (Base Rate + 10.00%)	1/29/2018	20,000	19,747	20,000

				28,150	27,831	28,171	4.94%

Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	$25,000	$24,753	$25,125	4.41%
St. George's University Scholastic Services LLC
Education	First lien(2)	8.50% (Base Rate + 7.00%)	12/20/2017	25,000	24,501	24,500	4.30%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
SRA International, Inc.
Federal Services	First lien(3)	6.50% (Base Rate + 5.25%)	7/20/2018	20,436	19,741	19,542
	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	4,315	4,225	4,126

				24,751	23,966	23,668	4.15%

Aderant North America, Inc.
Software	Second lien(2)	11.00% (Base Rate + 7.75%)	6/20/2019	22,500	22,163	23,062	4.05%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,704	20,150	3.54%
Learning Care Group (US), Inc.
Education	First lien(2)	12.00%	4/27/2016	17,369	17,174	16,696
	Subordinated(2)	15.00% PIK*	6/30/2016	3,782	3,639	3,434

				21,151	20,813	20,130	3.53%

Six3 Systems, Inc.
Federal Services	First lien(2)	7.00% (Base Rate + 5.75%)	10/4/2019	20,000	19,805	20,025	3.51%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,609	19,900	3.49%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	8.00% (Base Rate + 6.50%)	5/2/2018	19,950	19,202	19,850	3.48%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(2)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,659	19,503	3.42%
Transplace Texas, L.P.
Distribution & Logistics(10)	Second lien(2)	11.00% (Base Rate + 9.00%)	4/12/2017	20,000	19,586	19,500	3.42%
PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(3)	7.25% (Base Rate + 6.00%)	11/29/2016	14,007	13,668	13,972
Storapod Holding Company, Inc.	Subordinated(2)	21.00% PIK*	11/29/2017	5,296	5,156	5,113

				19,303	18,824	19,085	3.35%

Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.25%)	12/21/2017	19,859	19,598	18,767	3.29%
Ascensus, Inc.
Business Services	First lien(2)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500	8,330	8,330
	First lien(3)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500	8,330	8,330

				17,000	16,660	16,660	2.92%

Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	15,758	15,644	15,600	2.74%
IG Investments Holdings, LLC
Business Services	Second lien(2)	10.25% (Base Rate + 9.00%)	10/31/2020	15,000	14,852	14,925	2.62%
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	14,850	14,600	14,850	2.61%
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Software	First lien(3)	7.00% (Base Rate + 5.75%)	6/19/2018	14,625	14,353	14,671	2.57%
KPLT Holdings, Inc. (Centerplate, Inc., et al.)
Consumer Services	Subordinated(2)	11.75% (10.25% + 1.50% PIK)*	4/16/2019	14,637	14,351	14,344	2.52%
Sabre Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/29/2017	13,965	13,918	14,186	2.49%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,825	14,105	2.48%
Triple Point Technology, Inc.
Software	First lien(3)	6.25% (Base Rate + 5.00%)	10/27/2017	12,968	12,549	13,021	2.28%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000	11,666	12,765	2.24%
Aspen Dental Management, Inc
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	12,870	12,652	12,210	2.14%
Van Wagner Communications, LLC
Media	First lien(2)	8.25% (Base Rate + 7.00%)	8/3/2018	12,000	11,772	12,160	2.13%
Supervalu Inc.**
Retail	First lien(2)	8.00% (Base Rate + 6.75%)	8/30/2018	$11,940	$11,597	$12,146	2.13%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	12,000	11,913	11,700	2.05%
Merrill Communications LLC
Business Services	First lien(2)	10.75% (Base Rate + 7.50%)	3/10/2013	11,422	11,421	11,279	1.98%
MailSouth, Inc.
Media	First lien(3)	6.75% (Base Rate + 5.00%)	12/14/2016	11,136	11,018	11,025	1.94%
Immucor, Inc.
Healthcare Services	First lien(3)	5.75% (Base Rate + 4.50%)	8/19/2018	4,938	4,772	5,006
	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,943	5,650

				9,938	9,715	10,656	1.87%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.75% (Base Rate + 4.50%)	12/22/2016	14,702	14,550	10,291	1.81%
Permian Tank & Manufacturing, Inc.
Energy	First lien(3)	9.00% (Base Rate + 7.25%)	3/15/2017	10,072	9,852	10,072	1.77%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000	9,924	10,050	1.76%
Merge Healthcare Inc.**
Healthcare Services	First lien(2)(7)	11.75%	5/1/2015	9,000	8,916	9,709	1.70%
TransFirst Holdings, Inc.
Business Services	Second lien(2)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000	9,700	9,700	1.70%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,479	8,398	8,511	1.49%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	8,000	7,842	8,040	1.41%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	7,000	7,000	7,717	1.35%
Surgery Center Holdings, Inc.
Healthcare Services	First lien(3)	6.50% (Base Rate + 5.00%)	2/6/2017	6,834	6,809	6,800	1.19%
Research Pharmaceutical Services, Inc.
Healthcare Services	First lien(3)	6.75% (Base Rate + 5.25%)	2/18/2017	7,125	7,046	6,662	1.17%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,320	6,131	6,093	1.07%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	5,000	4,951	4,900	0.86%
Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,058	4,921	4,232	0.74%
Brickman Group Holdings, Inc.
Business Services	Subordinated(2)	9.13%	11/1/2018	3,650	3,342	3,842	0.68%
Ozburn-Hessey Holding Company LLC
Distribution & Logistics(10)	Second lien(2)	11.50% (Base Rate + 9.50%)	10/10/2016	4,000	3,947	3,680	0.65%
YP Holdings LLC(8)
YP Intermediate Holdings Corp. / YP Intermediate Holdings II LLC
Media	Second lien(2)	15.00% (12.00% + 3.00% PIK)*	5/18/2017	3,559	3,326	3,586	0.63%
Mach Gen, LLC
Power Generation	Second lien(2)	7.82% PIK (Base Rate + 7.50%)*	2/22/2015	3,676	3,474	2,396	0.42%
ATI Acquisition Company (fka Ability Acquisition, Inc.)
Education	First lien(2)	12.25% (Base Rate + 5.00% + 4.00% PIK)(5)*	12/30/2014	4,432	4,306	—
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	1,665	1,517	649
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012—Past Due	103	94	103

				6,200	5,917	752	0.13%

Airvana Network Solutions Inc.
Software	First lien(2)	10.00% (Base Rate + 8.00%)	3/25/2015	$648	$640	$650	0.11%

Total Funded Debt Investments—United States				$942,670	$921,787	$925,287	162.35%

Total Funded Debt Investments				$997,289	$975,117	$980,510	172.04%

Equity—Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	144,270	$65	$65
	Preferred shares(2)	—	—	32,830	15	15

					80	80	0.01%

Total Shares—Bermuda					$80	$80	0.01%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Equity—United States
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	$2	$2
	Preferred shares(2)	—	—	2,423	1,195	2,423

					1,197	2,425	0.43%

Total Shares—United States					$1,197	$2,425	0.43%

Total Shares					$1,277	$2,505	0.44%

Warrants—United States
YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5	$466	$7,230	1.27%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000	293	192	0.03%
PODS, Inc.(6)
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129	156	156	0.03%
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844	194	14	0.00%

Total Warrants—United States					$1,109	$7,592	1.33%

Total Funded Investments					$977,503	$990,607	173.81%

Unfunded Debt Investments—United States
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9)—Undrawn	—	12/17/2015	$10,500	$(1,260)	$(787)	(0.14)%

Total Unfunded Debt Investments				$10,500	$(1,260)	$(787)	(0.14)%

Total Investments					$976,243	$989,820	173.67%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
The Holdings Credit Facility is collateralized by the indicated investments.

(3)
The SLF Credit Facility is collateralized by the indicated investments.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
The Operating Company holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with Storapod. Additionally, the Operating Company has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority-owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah- compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP Intermediate Holdings Corp. and YP Intermediate Holdings II LLC (together "YP Intermediate"), a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
Industries were disclosed separately in previously issued financial statements.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non- qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2012

December 31, 2012
Investment Type	Percent of Total Investments at Fair Value
First lien	49.86%
Second lien	44.56%
Subordinated	4.56%
Equity and other	1.02%

Total investments	100.00%

December 31, 2012
Industry Type	Percent of Total Investments at Fair Value
Software	24.92%
Education	15.17%
Healthcare Services	14.52%
Business Services	14.49%
Federal Services	9.64%
Distribution & Logistics(1)	5.23%
Consumer Services	4.21%
Media	3.44%
Healthcare Products	2.75%
Industrial Services	1.42%
Retail	1.23%
Healthcare Information Technology	1.04%
Energy	1.02%
Information Technology	0.68%
Power Generation	0.24%

Total investments	100.00%

(1)
Industries were disclosed separately in previously issued financial statements.

The accompanying Notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2013	December 31, 2012
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $633,835 and $335,730, respectively)	$650,107	$341,926
Distribution receivable from New Mountain Finance Holdings, L.L.C.	—	3,405

Total assets	$650,107	$345,331

Liabilities
Dividends payable	—	3,405

Total liabilities	—	3,405

Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share 100,000,000 shares authorized, and 45,224,755 and 24,326,251 shares issued and outstanding, respectively	452	243
Paid in capital in excess of par	633,383	335,487
Accumulated undistributed net realized gains	5,056	952
Net unrealized appreciation	11,216	5,244

Total net assets	$650,107	$341,926

Total liabilities and net assets	$650,107	$345,331

Number of shares outstanding	45,224,755	24,326,251
Net asset value per share	$14.38	$14.06

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Operations

(in thousands, except shares and per share data)

	Years ended December 31,		From May 19, 2011 (commencement of operations) to December 31, 2011
	2013	2012
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$84,925	$36,439	$13,437
Dividend income	3,567	455	—
Other income	2,384	617	232
Total expenses	(40,355)	(17,719)	(5,324)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	50,521	19,792	8,345
Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investment	5,427	7,593	1,141
Net change in unrealized appreciation (depreciation) of investments	6,016	4,494	(5,376)

Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.	11,443	12,087	(4,235)

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	61,964	31,879	4,110

Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(44)	(95)	6,221

Net increase in net assets resulting from operations	$61,920	$31,784	$10,331

Basic earnings per share	$1.76	$2.14	$0.97
Weighted average shares of common stock outstanding—basic (See Note 12)	35,092,722	14,860,838	10,697,691
Diluted earnings per share	$1.79	$2.18	$0.38
Weighted average shares of common stock outstanding—diluted (See Note 12)	44,021,920	34,011,738	30,919,629

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Changes in Net Assets

(in thousands)

	Years ended December 31,
			From May 19, 2011 (commencement of operations) to December 31, 2011
	2013	2012
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$50,521	$19,792	$8,345
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	5,427	7,593	1,141
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	6,016	4,494	(5,376)
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(44)	(95)	6,221

Net increase in net assets resulting from operations	61,920	31,784	10,331

Capital transactions
Net proceeds from shares sold	100,040	133,428	129,865
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(281)	(323)	(3,998)
Value of shares issued for exchanged units	193,262	56,314	18,489
Dividends declared	(51,844)	(26,719)	(9,200)
Reinvestment of dividends	5,084	1,955	—

Total net increase in net assets resulting from capital transactions	246,261	164,655	135,156

Net increase in net assets	308,181	196,439	145,487
Net assets at the beginning of the period	341,926	145,487	—

Net assets at the end of the period	650,107	$341,926	$145,487

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Cash Flows

(in thousands)

			From May 19, 2011 (commencement of operations) to December 31, 2011
	Years ended December 31,
	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$61,920	$31,784	$10,331
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(50,521)	(19,792)	(8,345)
Net realized and unrealized (gains) losses allocated from New Mountain Finance Holdings, L.L.C.	(11,443)	(12,087)	4,235
Net change in unrealized depreciation (appreciation) in New Mountain Finance Holdings, L.L.C.	44	95	(6,221)
(Increase) decrease in operating assets:
Purchase of investment	(100,040)	(133,428)	(129,865)
Distributions from New Mountain Finance Holdings, L.L.C.	50,165	23,314	9,200

Net cash flows used in by operating activities	(49,875)	(110,114)	(120,665)

Cash flows from financing activities:
Net proceeds from shares sold	100,040	133,428	129,865
Dividends declared	(50,165)	(23,314)	(9,200)

Net cash flows provided by financing activities	49,875	110,114	120,665

Net increase (decrease) in cash and cash equivalents	—	—	—
Cash and cash equivalents at the beginning of the period	—	—	—

Cash and cash equivalents at the end of the period	$—	$—	$—

Non-cash operating activities:
Distribution receivable from New Mountain Finance Holdings, L.L.C.	$—	$3,405	$—
Non-cash financing activities:
Dividends declared and payable	$—	$(3,405)	$—
New Mountain Guardian Partners, L.P. exchange of New Mountain Finance Holdings, L.L.C. units for shares	—	—	18,489
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	193,262	56,314	—
Value of shares issued in connection with dividend reinvestment plan	5,084	1,955	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(281)	(323)	(3,998)

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Assets and Liabilities

(in thousands, except shares)

	December 31, 2013		December 31, 2012
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $61,993 and $244,015, respectively)	$38,409		$228,013
Distributions receivable from New Mountain Finance Holdings, L.L.C.	—		7,786

Total assets	$38,409		$235,799

Liabilities
Dividends payable	—		7,786

Total liabilities	—		7,786

Net assets
Common stock, par value $0.01 per share 100 shares issued and outstanding	—	(1)	— (1)
Paid in capital in excess of par	61,993		244,015
Distributions in excess of net realized gains	(26,812)		(6,676)
Net unrealized appreciation (depreciation)	3,228		(9,326)

Total net assets	38,409		228,013

Total liabilities and net assets	$38,409		$235,799

(1)
As of December 31, 2013 and December 31, 2012, the par value of the total common stock was $1.

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Operations

(in thousands)

			From May 19, 2011 (commencement of operations) to December 31, 2011
	Years ended December 31,
	2013	2012
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$22,102	$47,207	$25,399
Dividend income	1,482	357	—
Other income	452	712	439
Total expenses	(10,881)	(22,850)	(10,063)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	13,155	25,426	15,775
Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investments	1,826	11,259	2,158
Net change in unrealized appreciation (depreciation) of investments	1,978	5,433	(10,163)

Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.	3,804	16,692	(8,005)

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	16,959	42,118	7,770

Net realized (losses) gains on investment in New Mountain Finance Holdings, L.L.C.	(14,925)	381	—
Net change in unrealized appreciation (depreciation) on investment in New Mountain Finance Holdings, L.L.C.	10,576	1,616	(6,212)

Net increase in net assets resulting from operations	$12,610	$44,115	$1,558

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Changes in Net Assets

(in thousands)

	Years ended December 31,
			From May 19, 2011 (commencement of operations) to December 31, 2011
	2013	2012
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$13,155	$25,426	$15,775
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	1,826	11,259	2,158
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	1,978	5,433	(10,163)
Net realized (losses) gains on investment in New Mountain Finance Holdings, L.L.C.	(14,925)	381	—
Net change in unrealized appreciation (depreciation) on investment in New Mountain Finance Holdings, L.L.C.	10,576	1,616	(6,212)

Net increase in net assets resulting from operations	12,610	44,115	1,558

Capital transactions
Distribution to New Mountain Guardian AIV, L.P.	(188,868)	(58,216)	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(50)	(241)	(7,559)
Contributions from exchanged shares	—	—	298,407
Dividends declared	(13,296)	(32,660)	(17,391)

Total net (decrease) increase in net assets resulting from capital transactions	(202,214)	(91,117)	273,457

Net (decrease) increase in net assets	(189,604)	(47,002)	275,015
Net assets at the beginning of the period	228,013	275,015	—

Net assets at the end of the period	$38,409	$228,013	$275,015

The accompanying Notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Cash Flows

(in thousands)

			From May 19, 2011 (commencement of operations) to December 31, 2011
	Years ended December 31,
	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,610	$44,115	$1,558
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(13,155)	(25,426)	(15,775)
Net realized and unrealized (gains) losses allocated from New Mountain Finance Holdings, L.L.C.	(3,804)	(16,692)	8,005
Net realized losses (gains) on investment in New Mountain Finance Holdings, L.L.C.	14,925	(381)	—
Net change in unrealized (appreciation) depreciation in New Mountain Finance Holdings, L.L.C.	(10,576)	(1,616)	6,212
(Increase) decrease in operating assets:
Distributions from New Mountain Finance Holdings, L.L.C.	21,082	24,874	17,391

Net cash flows provided by operating activities	21,082	24,874	17,391

Cash flows from financing activities:
Net proceeds from shares sold	188,868	58,216	—
Distribution to New Mountain Guardian AIV, L.P.	(188,868)	(58,216)	—
Dividends declared	(21,082)	(24,874)	(17,391)

Net cash flows used in financing activities	(21,082)	(24,874)	(17,391)

Net increase (decrease) in cash and cash equivalents	—	—	—
Cash and cash equivalents at the beginning of the period	—	—	—

Cash and cash equivalents at the end of the period	$—	$—	$—

Non-cash operating activities:
Distribution receivable from New Mountain Finance Holdings, L.L.C.	$—	$7,786	$—
Non-cash financing activities:
Dividends declared and payable	$—	$(7,786)	$—
New Mountain Guardian AIV, L.P. contribution of New Mountain Finance Holdings, L.L.C units for shares of New Mountain Finance AIV Holdings, L.L.C.	—	—	298,407
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(50)	(241)	(7,559)

The accompanying Notes are an integral part of these financial statements.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation

December 31, 2013

(in thousands, except units/shares and per unit/share data)

        The information in these combined Notes to the financial statements relates to each of the three separate registrants: New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (collectively, the "Companies"). Information that relates to an individual registrant will be specifically referenced by the respective company. None of the Companies makes any representation as to the information related solely to the other registrants other than itself.

Note 1. Formation and Business Purpose

        New Mountain Finance Holdings, L.L.C. (the "Operating Company" or the "Master Fund") is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

        The Operating Company is externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $12.0 billion as of December 31, 2013, which includes total assets held by the Operating Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

        New Mountain Finance Corporation ("NMFC") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code").

        New Mountain Finance AIV Holdings Corporation ("AIV Holdings") is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 1. Formation and Business Purpose (Continued)

AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

        On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

        NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at any time.

        Since NMFC's IPO, and through December 31, 2013, NMFC raised approximately $233,468 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $249,576 on behalf of AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings. As of December 31, 2013, NMFC and AIV Holdings owned approximately 94.4% and 5.6%, respectively, of the units of the Operating Company.

        The current structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 1. Formation and Business Purpose (Continued)

        The diagram below depicts the Companies' organizational structure as of December 31, 2013.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

***
New Mountain Finance SPV Funding, L.L.C. ("NMF SLF").

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 1. Formation and Business Purpose (Continued)

        The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, Notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

Note 2. Summary of Significant Accounting Policies

        Basis of accounting—The Companies' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Operating Company consolidates its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings do not consolidate the Operating Company. NMFC and AIV Holdings apply investment company master- feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services—Investment Companies, ("ASC 946") to their interest in the Operating Company. NMFC and AIV Holdings observe that it is industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provides stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

        The Companies' financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Operating Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

        The Companies' financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

        Investments—The Operating Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Operating Company's Consolidated Statements of Assets, Liabilities and Members' Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

Operating Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Operating Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

        The Operating Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Operating Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi- step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Operating Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi- step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Operating Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Companies' board of directors; and

  d.
  When deemed appropriate by the Operating Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

        For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

        The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Operating Company's investments may fluctuate from period to period and the fluctuations could be material.

        NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC's and AIV Holdings' investments in the Operating Company are carried at fair value and represent the respective pro-rata interest in the net assets of the Operating Company as of the applicable reporting date. NMFC and AIV Holdings value their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

        See Note 3, Investments, for further discussion relating to investments.

        Cash and cash equivalents—Cash and cash equivalents include cash and short-term, highly liquid investments. The Companies define cash equivalents as securities that are readily convertible into

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

known amounts of cash and so near maturity that there is insignificant risk of changes in value. Generally, these securities have original maturities of three months or less.

Revenue recognition

        The Operating Company's revenue recognition policies are as follows:

        Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

        Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Operating Company has loans in the portfolio that contain a payment-in- kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

        Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

        Dividend income:    Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

        Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Operating Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Operating Company for providing such commitments.

        NMFC's and AIV Holdings' revenue recognition policies are as follows:

        Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) are allocated to NMFC and AIV Holdings based on their pro- rata interest in the net assets of the Operating Company. This is recorded on NMFC's and

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

AIV Holdings' Statements of Operations. Realized gains and losses are recorded upon sales of NMFC's and AIV Holdings' investments in the Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment. Concurrently, AIV Holdings experienced immediate unrealized depreciation on its investment in the Operating Company equal to the difference between NMFC's IPO price of $13.75 per unit and the actual net asset value per unit.

        All expenses, including those of NMFC and AIV Holdings, are paid and recorded by the Operating Company. Expenses are allocated to NMFC and AIV Holdings based on pro-rata ownership interest. In addition, the Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC and AIV Holdings have recorded their portion of the offering costs as a direct reduction to net assets and the cost of their investment in the Operating Company.

        With respect to the expenses incident to any registration of shares of NMFC's common stock issued in exchange for AIV Holdings' units of the Operating Company, AIV Holdings is directly responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration expenses.

        Interest and other credit facility expenses—Interest and other credit facility fees are recorded on an accrual basis by the Operating Company. See Note 7, Borrowing Facilities, for details.

        Deferred credit facility costs—The deferred credit facility costs of the Operating Company consist of capitalized expenses related to the origination and amending of the Operating Company's existing credit facilities. The Operating Company amortizes these costs into expense using the straight-line method over the stated life of the related credit facility. See Note 7, Borrowing Facilities, for details.

        Income taxes—The Operating Company is treated as a partnership for federal income tax purposes and as such is generally not subject to federal or state and local income taxes except with respect to state source income received from underlying investments. The partners are individually responsible for reporting income or loss based on their respective share of the revenues and expenses. The Operating Company files United States ("U.S.") federal, state, and local income tax returns.

        NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to qualify annually, as RICs under subchapter M of the Code. As RICs, NMFC and AIV Holdings are not subject to federal income tax on the portion of taxable income and gains timely distributed to stockholders; therefore, no provision for income taxes has been recorded.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

        To continue to qualify as RICs, NMFC and AIV Holdings are required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of their respective investment company taxable income, as defined by the Code. Since federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

        Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

        For federal income tax purposes, distributions paid to stockholders of NMFC and AIV Holdings are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

        NMFC and AIV Holdings will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC and AIV Holdings distribute, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of their respective net ordinary income earned for the calendar year and (2) 98.2% of their respective capital gain net income for the one-year period ending October 31 in the calendar year.

        The Companies have adopted the Income Taxes topic of the Codification ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on their analyses, the Companies have determined that there were no material uncertain income tax positions through December 31, 2013. The 2011, 2012 and 2013 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

        Dividends—Distributions to common unit holders of the Operating Company and common stockholders of NMFC and AIV Holdings are recorded on the record date as set by the respective board of directors. In order for NMFC and AIV Holdings to pay a dividend or other distribution to holders of their common stock, it must be accompanied by a prior distribution by the Operating Company to all of its unit holders. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC and AIV Holdings to pay quarterly distributions to their stockholders and to maintain their status as RICs. NMFC and AIV Holdings intend to distribute approximately all of their portion of the Operating Company's adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of their portion of the Operating Company's taxable income on an annual basis, except that NMFC may retain certain net capital gains for reinvestment.

        Under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

taxable income as a dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV. AIV Holdings intends to make quarterly distributions to Guardian AIV, its sole stockholder, out of assets legally available for distribution each quarter.

        The Operating Company and NMFC are required to take certain actions in order to maintain, at all times, a one-to-one ratio between the number of units held by NMFC and the number of shares of NMFC's common stock outstanding. NMFC has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash. Cash distributions reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC into additional units of the Operating Company. In addition, AIV Holdings does not intend to reinvest any distributions received from the Operating Company in additional units of the Operating Company.

        NMFC applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, NMFC will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of NMFC's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If NMFC uses newly issued shares to implement the plan, NMFC will receive, on a one-for-one basis, additional units of the Operating Company in exchange for cash distributions that are reinvested in shares of NMFC's common stock under the dividend reinvestment plan.

        If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, NMFC will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of NMFC's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of NMFC's stockholders have been tabulated.

        Foreign securities—The accounting records of the Operating Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Operating Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 2. Summary of Significant Accounting Policies (Continued)

prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Operating Company's Consolidated Statements of Operations.

        Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Operating Company and cannot be predicted.

        Use of estimates—The preparation of the Companies' financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Companies' financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

        Dividend income recorded related to distributions received from flow- through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the quarter ended September 30, 2013, the Operating Company changed an accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter from one of the Operating Company's warrant investments. Based on tax projections received during the quarter ended September 30, 2013, the Operating Company reduced the warrant cost basis by $466 and corresponding dividend income previously recorded by $1,799, and recorded a realized gain of $1,333 to agree to the tax treatment on the investment. This resulted in a reclass of $360 from incentive fee to capital gains incentive fee. Based on updated tax projections received during the quarter ended December 31, 2013, the Operating Company increased dividend income previously recorded by $224 and reduced the realized gain previously recorded by $224 to agree to the tax treatment on the investment. This resulted in a reclass of $45 from capital gains incentive fee to incentive fee.

Note 3. Investments

        At December 31, 2013 the Operating Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$550,534	$553,549
Second lien	460,078	468,945
Subordinated	25,152	26,863
Equity and other	58,316	66,294

Total investments	$1,094,080	$1,115,651

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$243,158	$249,174
Education	225,214	235,787
Business Services	140,797	145,465
Distribution & Logistics	120,156	120,247
Federal Services	84,965	83,888
Healthcare Services	78,295	80,331
Energy	69,757	69,255
Media	42,808	45,932
Healthcare Products	40,285	41,772
Consumer Services	14,918	15,628
Industrial Services	13,858	14,263
Healthcare Information Technology	13,454	7,324
Information Technology	6,415	6,585

Total investments	$1,094,080	$1,115,651

        At December 31, 2012 the Operating Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$496,931	$493,502
Second lien	433,829	441,073
Subordinated	43,097	45,148
Equity and other	2,386	10,097

Total investments	$976,243	$989,820

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$241,742	$246,696
Education	155,047	150,151
Healthcare Services	139,370	143,724
Business Services	140,426	143,420
Federal Services	95,150	95,428
Distribution & Logistics(1)	51,320	51,834
Consumer Services	41,173	41,625
Media	26,582	34,001
Healthcare Products	25,659	27,220
Industrial Services	13,825	14,105
Retail	11,597	12,146
Healthcare Information Technology	14,550	10,291
Energy	9,852	10,072
Information Technology	6,476	6,711
Power Generation	3,474	2,396

Total investments	$976,243	$989,820

(1)
Industries were disclosed separately in previously issued financial statements.

        During the quarter ended December 31, 2013, the Operating Company sold its first lien position in ATI Acquisition Company, resulting in a realized loss of $4,306. Prior to the sale, this investment had a cost basis of $4,306, a zero fair value and total unearned interest income of $611 for the year ended. As of December 31, 2013, the Operating Company's two super priority first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the year then ended and uncertainty about its ability to pay such amounts in the future. During the third quarter of 2013, the Operating Company received preferred shares and warrants in Ancora Acquisition LLC, in relation to the two super priority first lien positions in ATI Acquisition Company. As of December 31, 2013, the Operating Company's investment in ATI Acquisition Company and Ancora Acquisition LLC had an aggregate cost basis of $1,611, an aggregate fair value of $419 and total unearned interest income of $316 for the year then ended. As of December 31, 2012, the Operating Company's original first lien position in ATI Acquisition Company was put on non-accrual status, with a cost basis of $4,306, a fair value of zero and total unearned interest income of $653 for the year then ended. The Operating Company's two super priority first lien debt investments in ATI Acquisition Company had a combined cost basis of $1,611 and a combined fair value of $752 as of December 31, 2012. During the third quarter of 2012, the Operating Company placed the super priority first lien positions on non-accrual status as well, resulting in total unearned interest income of $310 for the year ended December 31, 2012. As of December 31, 2012, the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 3. Investments (Continued)

Operating Company's total investment in ATI Acquisition Company had an aggregate cost basis of $5,917 and an aggregate fair value of $752. As of December 31, 2013 and December 31, 2012, unrealized gains (losses) include a fee that the Operating Company would receive upon maturity of the two super priority first lien debt investments.

        As of December 31, 2013, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $15,500 and $0, respectively. The Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2013. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments as of December 31, 2013.

        As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $10,500 and $0, respectively. The Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2012. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments as of December 31, 2012.

        Investment risk factors—First and second lien debt that the Operating Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. These loans are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such defaults could reduce the net asset value and income distributions of the Operating Company. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien loans. This illiquidity may make it more difficult to value the debt.

        Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

Note 4. Fair Value

        Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

  Level I—Quoted prices (unadjusted) are available in active markets for identical investments and the Operating Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Operating Company, to

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

  the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Operating Company holds a large position and a sale could reasonably impact the quoted price.

  Level II—Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

    •
    Quoted prices for similar assets or liabilities in active markets;

    •
    Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

    •
    Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

    •
    Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III—Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

        The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

        The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

        The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of December 31, 2013:

	Total	Level I	Level II	Level III
First lien	$553,549	$—	$525,138	$28,411
Second lien	468,945	—	413,407	55,538
Subordinated	26,863	—	21,692	5,171
Equity and other	66,294	1,694	—	64,600

Total investments	$1,115,651	$1,694	$960,237	$153,720

        The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of December 31, 2012:

	Total	Level I	Level II	Level III
First lien	$493,502	$—	$450,617	$42,885
Second lien	441,073	—	397,818	43,255
Subordinated	45,148	—	22,257	22,891
Equity and other	10,097	—	—	10,097

Total investments	$989,820	$—	$870,692	$119,128

        The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2013, as well as the portion of appreciation (depreciation) included in

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at December 31, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other(3)
Fair value, December 31, 2012	$119,128	$42,885	$43,255	$22,891	$10,097
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(1,623)	(3,986)	380	380	1,603
Net change in unrealized appreciation (depreciation)	5,251	4,319	843	506	(417)
Purchases, including capitalized PIK and revolver fundings	120,147	28,874	31,060	2,620	57,593
Proceeds from sales and paydowns of investments	(85,910)	(41,417)	(20,000)	(21,226)	(3,267)
Transfers into Level III	6,574	6,574 (1)	—	—	—
Transfers out of Level III	(9,847)	(8,838) (1)	—	—	(1,009) (2)

Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$821	$(333)	$722	$409	$23

(1)
As of December 31, 2013, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
As of December 31, 2013, the portfolio investments were transferred out of Level III into Level I at fair value as of the beginning of the quarter in which the reclassifications occurred.

(3)
During the year ended December 31, 2013, the Operating Company received dividends of $5,049 from its equity and other investments, which were recorded as dividend income. Estimates related to the tax characterization of these distributions were provided as of December 31, 2013.

        The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2012, as well as the portion of appreciation (depreciation) included in

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at December 31, 2012:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2011	$90,967	$33,141	$48,405	$6,571	$2,850
Total gains or losses included in earnings:
Net realized gains (losses) on investments	4,950	4,927	23	—	—
Net change in unrealized (depreciation) appreciation	(185)	(7,918)	(173)	(75)	7,981
Purchases, including capitalized PIK and revolver fundings	75,647	49,205	10,020	16,395	27
Proceeds from sales and paydowns of investments	(36,555)	(30,328)	(5,000)	—	(1,227)
Transfers into Level III(1)	20,347	19,881	—	—	466	(2)
Transfers out of Level III(1)	(36,043)	(26,023)	(10,020)	—	—

Fair value, December 31, 2012	$119,128	$42,885	$43,255	$22,891	$10,097

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$3,689	$(4,216)	$(1)	$(75)	$7,981

(1)
As of December 31, 2012, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
This Level III transfer relates to the Operating Company's investment in warrants of YP Equity Investors LLC, which was valued with YP Holdings LLC's second lien debt as of June 30, 2012.

        Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2013 and December 31, 2012. Transfers into Level III occurred as quotations obtained through pricing services were not deemed representative of fair value as of the balance sheet date and such assets were internally valued. As quotations obtained through pricing services were substantiated through additional market sources, investments were transferred out of Level III. The Operating Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

        The Operating Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

        Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Operating Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Operating Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Operating Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Operating Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will consider the pricing indicated by the external event to corroborate the private valuation.

        Market Based Approach:    The Operating Company typically estimates the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Operating Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Operating Company generally applies an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of December 31, 2013, the Operating Company used the relevant EBITDA ranges set forth in the table below to determine the enterprise value of investments in six of its portfolio companies. The Operating Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

        Income Based Approach:    The Operating Company also typically uses a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. In

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 4. Fair Value (Continued)

applying the income based approach as of December 31, 2013, the Operating Company used the discount ranges set forth in the table below to value investments in eight of its portfolio companies.

				Range
Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$28,411	Market approach	EBITDA multiple	7.0x	10.0x	8.5x
		Income approach	Discount rate	9.2%	10.2%	9.7%
Second lien	55,538	Market approach	EBITDA multiple	5.0x	7.5x	6.2x
		Income approach	Discount rate	10.1%	11.7%	11.1%
Subordinated	5,171	Market approach	EBITDA multiple	7.0x	9.0x	8.0x
		Income approach	Discount rate	13.0%	15.0%	14.0%
Equity and other	64,600	Market approach	EBITDA multiple	1.3x	7.5x	4.7x
		Income approach	Discount rate	8.0%	20.0%	13.6%

	$153,720	Black Scholes analysis	Expected life in years	2.0	4.0	2.6

			Volatility	21.0%	36.6%	27.9%
			Discount rate	0.3%	3.0%	0.8%

        Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the SLF Credit Facility (as defined in Note 7, Borrowing Facilities) are representative of market. The carrying values of the Holdings Credit Facility and SLF Credit Facility approximate fair value as of December 31, 2013, as both facilities are continually monitored and examined by both the borrower and the lender. Both facilities were amended and restated during the year ended December 31, 2012 to lower the applicable interest rate spread by 0.25% and to increase the maximum amount of revolving borrowings available under the respective facilities. Additionally for the year ended December 31, 2013, the Holdings Credit Facility was amended and restated to further increase the maximum amount of revolving borrowings available. See Note 7, Borrowing Facilities, for details. The fair value of other financial assets and liabilities approximates their carrying value based on the short term nature of these items. The fair value disclosures discussed in this paragraph are considered Level III.

        Fair value risk factors—The Operating Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Operating Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Operating Company's investments and/or on the fair value of the Operating Company's investments. The Operating Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Operating Company and thus the income of NMFC and AIV Holdings, and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Operating Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements

        On May 19, 2011, NMFC entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which NMFC was admitted as a member of the Operating Company and agreed to acquire from the Operating Company a number of units of the Operating Company equal to the number of shares of common stock outstanding of NMFC. Additionally on May 19, 2011, in connection with the contribution by Guardian AIV of its units to AIV Holdings, AIV Holdings entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which AIV Holdings was also admitted as a member of the Operating Company.

        The Operating Company entered into an investment advisory and management agreement, as amended and restated (the "Investment Management Agreement") with the Investment Adviser. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Operating Company. For providing these services, the Investment Adviser receives a fee from the Operating Company, consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowing Facilities) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

        The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Operating Company receives from portfolio companies) accrued during the calendar quarter, minus the Operating Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of December 31, 2013), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Operating Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        Under GAAP, NMFC's IPO did not step-up the cost basis of the Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Operating Company's

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. The Operating Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre- Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Operating Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Operating Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

        Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Operating Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Operating Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Operating Company's Pre- Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

        The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Operating Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

        In accordance with GAAP, the Operating Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

        The Operating Company has revised its presentation of incentive fees on the Consolidated Statements of Assets, Liabilities and Members' Capital and the Consolidated Statements of Operations to disclose the two parts of the incentive fee incurred by the Operating Company for net investment income related incentive fees and capital gains related incentive fees.

        The following table summarizes the management fees and incentive fees incurred by the Operating Company for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

	Years ended December 31,
	2013	2012	2011(1)
Management fee	$14,905	$11,109	$4,938
Incentive fee, excluding accrued capital gains incentive fees	16,502	11,537	3,522
Accrued capital gains incentive fees(2)	3,229	4,407	—

(1)
For the period from May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011.

(2)
As of December 31, 2013, approximately $1,113 of capital gains incentive fees was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains exceeded cumulative Adjusted Unrealized Capital Depreciation. As of December 31, 2012 and December 31, 2011, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation. As of December 31, 2013, December 31, 2012 and December 31, 2011, no payments have been made relating to the capital gains incentive fee.

        The Operating Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

        The following Statement of Operations for the year ended December 31, 2013 is adjusted to reflect this step-up to fair market value.

	Year ended December 31, 2013		Stepped-up Cost Basis Adjustments	Adjusted year ended December 31, 2013
Investment income
Interest income(1)	$107,027		$(896)	$106,131
Dividend income	5,049		—	5,049
Other income	2,836		—	2,836

Total investment income	114,912		(896)	114,016

Total net expenses pre-incentive fee(2)	31,504		—	31,504

Pre-Incentive Fee Net Investment Income	83,408		(896)	82,512

Incentive fee(3)	19,731		—	19,731

Post-Incentive Fee Net Investment Income	63,677		(896)	62,781

Net realized gains (losses) on investments	7,253	(4)	(3,158)	4,095
Net change in unrealized appreciation of investments	7,994		4,054	12,048

Net increase in members' capital resulting from operations	$78,924			$78,924

(1)
Includes $3,428 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $3,233.

(3)
For the year ended December 31, 2013, the Operating Company incurred total incentive fees of $19,731, of which $3,229 related to capital gains incentive fees on a hypothetical liquidation basis.

(4)
Includes $1,722 of realized gains on investments resulting from the modification of terms on one debt investment that was accounted for as an extinguishment.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

        The following Statement of Operations for the year ended December 31, 2012 is adjusted to reflect this step-up to fair market value.

	Year ended December 31, 2012	Stepped-up Cost Basis Adjustments	Adjusted year ended December 31, 2012
Investment income
Interest income	$83,646	$(3,476)	$80,170
Dividend income	812	—	812
Other income	1,328	—	1,328

Total investment income	85,786	(3,476)	82,310

Total expenses pre-incentive fee(1)	24,625	—	24,625

Pre-Incentive Fee Net Investment Income	61,161	(3,476)	57,685

Incentive fee(2)	15,944	—	15,944

Post-Incentive Fee Net Investment Income	45,217	(3,476)	41,741

Net realized gains (losses) on investments	18,851	(6,958)	11,893
Net change in unrealized appreciation of investments	9,928	10,434	20,362

Net increase in members' capital resulting from operations	$73,996		$73,996

(1)
Includes expense waivers and reimbursements of $2,460.

(2)
For the year ended December 31, 2012, the Operating Company incurred total incentive fees of $15,944, of which $4,407 related to capital gains incentive fees on a hypothetical liquidation basis.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

        The following Statement of Operations for the Operating Company for the period May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011 is adjusted to reflect this step-up to fair market value.

	Period from May 19, 2011 to December 31, 2011	Stepped-up Cost Basis Adjustments	Adjusted period from May 19, 2011 to December 31, 2011
Investment income
Interest income	$38,836	$(2,019)	$36,817
Other income	670	—	670

Total investment income	39,506	(2,019)	37,487

Total expenses pre-incentive fee(1)	11,863	—	11,863

Pre-Incentive Fee Net Investment Income	27,643	(2,019)	25,624

Incentive fee(2)	3,522	—	3,522

Post-Incentive Fee Net Investment Income	24,121	(2,019)	22,102

Net realized gains (losses) on investments	3,298	(2,422)	876
Net change in unrealized (depreciation) appreciation of investments	(15,538)	4,441	(11,097)

Net increase in members' capital resulting from operations	$11,881		$11,881

(1)
Includes expense waivers and reimbursements of $2,186.

(2)
For the year ended December 31, 2011, the Operating Company had no incentive fees related to capital gains incentive fees on a hypothetical liquidation basis.

        The Companies have entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Companies' financial records, prepares reports filed with the Securities and Exchange Commission, generally monitors the payment of the Companies' expenses, and watches the performance of administrative and professional services rendered by others. The Operating Company will reimburse the Administrator for the Companies' allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Companies under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

        The Operating Company has revised its presentation of expenses and expense waivers and reimbursements for the years ended December 31, 2012 and December 31, 2011. Expenses were previously presented net of waivers and reimbursements, which had been included parenthetically. The revised presentation shows total gross expenses with a separate reduction for expense waivers and reimbursements.

        The Operating Company incurred the following expenses in excess of the expense cap for the years ended December 31, 2013, December 31, 2012 and December 31, 2011:

	Years ended December 31,
	2013	2012	2011
Professional fees	$1,773	$1,070	$1,315
Administrative expenses	1,460	1,390	871
Other general and administrative expenses	—	—	—

Total expense waivers and reimbursements	$3,233	$2,460	$2,186

        As of December 31, 2013 and December 31, 2012, $459 and $534, respectively, of the expense waivers and reimbursements was receivable from an affiliate.

        The Companies, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Companies, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, the Companies, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

        NMFC entered into a Registration Rights Agreement with AIV Holdings, Steven B. Klinsky (the Chairman of the Companies' board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 5. Agreements (Continued)

acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registerable securities in such a registration. Shares held by AIV Holdings and Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

        AIV Holdings and the Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

        The Registration Rights Agreement includes limited blackout and suspension periods. In addition, AIV Holdings and the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time.

        Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

        AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.
Note 6. Related Parties

        The Companies have entered into a number of business relationships with affiliated or related parties. NMFC and AIV Holdings own all the outstanding units of the Operating Company. As of December 31, 2013, NMFC and AIV Holdings own approximately 94.4% and 5.6%, respectively, of the units of the Operating Company.

        The Operating Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 6. Related Parties (Continued)

        The Companies have entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Companies and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Companies under the Administration Agreement including rent, the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Companies' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap will expire on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Operating Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Operating Company during any quarterly period. As a result, the amount of expenses for which the Operating Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Operating Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Operating Company in the near future.

        The Companies, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non- exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

        The Companies have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

        The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Operating Company' investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Operating Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Operating Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the Securities and Exchange Commission and its staff, and consistent with the Investment Adviser's allocation procedures.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 6. Related Parties (Continued)

        Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowing Facilities

        Holdings Credit Facility—The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among the Operating Company as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The Operating Company became a party to the Holdings Credit Facility upon the IPO of NMFC. The Holdings Credit Facility amends and restates the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

        The maximum amount of revolving borrowings available under the Holdings Credit Facility is $280,000, as amended on October 28, 2013. As of December 31, 2013, the Operating Company was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is collateralized by all of the investments of the Operating Company on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Operating Company's Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Operating Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Operating Company's investments, but rather to the performance of the underlying portfolio companies.

        The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum, as amended on May 8, 2012, and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 7. Borrowing Facilities (Continued)

        The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the Holdings Credit Facility for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

	Years ended December 31,
	2013	2012	2011
Interest expense	$5,487	$4,172	$2,043
Non-usage fee	$367	$281	$608
Weighted average interest rate	2.9%	3.1%	3.2%
Average debt outstanding	$184,124	$133,600	$61,561

        The outstanding balance of Holdings Credit Facility as of December 31, 2013, December 31, 2012 and December 31, 2011 was $221,849, $206,938 and $129,038, respectively, and the Operating Company was not aware of any instances of non-compliance related to the Holdings Credit Facility on such dates.

        SLF Credit Facility—NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215,000, as amended on December 18, 2012. The loan is non-recourse to the Operating Company and secured by all assets owned by the borrower on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of our investments, but rather to the performance of the underlying portfolio companies. Due to an amendment to the SLF Credit Facility on October 27, 2011, NMF SLF is no longer restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

        As of December 31, 2013, the SLF Credit Facility permits borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association, as amended on March 11, 2013.

        The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and 2.75% for second lien loans, respectively, as amended on March 11, 2013. A non-usage fee is

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 7. Borrowing Facilities (Continued)

paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

        The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the SLF Credit Facility for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

	Years ended December 31,
	2013	2012	2011
Interest expense	$4,891	$4,274	$3,369
Non-usage fee	$3	$22	$94
Weighted average interest rate	2.3%	2.3%	2.5%
Average debt outstanding	$214,317	$181,395	$133,825

        The outstanding balance as of December 31, 2013, December 31, 2012 and December 31, 2011 was $214,668, $214,262 and $165,928, respectively, and NMF SLF was not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

        Leverage risk factors—The Operating Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Operating Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Operating Company's unit holders, and therefore NMFC's common stockholders, and the Operating Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Operating Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Operating Company's net asset value. Similarly, leverage may cause a sharper decline in the Operating Company's income than if the Operating Company had not borrowed. Such a decline could negatively affect the Operating Company's ability to make dividend payments to its unit holders. Leverage is generally considered a speculative investment technique. The Operating Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

        NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as RICs under Subchapter M of the Code. In order to continue to qualify as RICs, among other things, NMFC and AIV Holdings are required to timely distribute to their stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. NMFC and AIV Holdings, among other things, intend to make and continue to make the requisite distributions to their stockholders, which will generally relieve NMFC and AIV Holdings from

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 8. Regulation (Continued)

U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code). However, under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its taxable income as dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV.

        Additionally as BDCs, the Companies must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

        In the normal course of business, the Companies may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Operating Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments. As of December 31, 2013, the Operating Company had unfunded commitments on revolving credit facilities of $15,500, and no outstanding bridge financing commitments or other future funding commitments. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments. As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities of $10,500 and no outstanding bridge financing commitments or other future funding commitments, all of which are disclosed on the Operating Company's Consolidated Schedule of Investments.

        The Operating Company also has revolving borrowings available under the Holdings Credit Facility and the SLF Credit Facility as of December 31, 2013. See Note 7, Borrowing Facilities, for details.

        The Operating Company may from time to time enter into financing commitment letters. As of December 31, 2013 and December 31, 2012, the Operating Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Note 10. Distributions

        Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2013, December 31, 2012 and December 31, 2011, NMFC did not have any reclassifications of amounts for book purposes arising from permanent book/tax differences. During the years ended December 31, 2013, December 31, 2012 and December 31, 2011, AIV Holdings had

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 10. Distributions (Continued)

reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions and consent dividends, respectively.

	December 31, 2013		December 31, 2012		December 31, 2011
	NMFC	AIV Holdings	NMFC	AIV Holdings	NMFC	AIV Holdings
Undistributed net investment income	$—	$—	$—	$—	$—	$—
Distributions in excess of net realized gains	—	(21,821)	—	(9,707)	—	(1,536)
Additional paid-in-capital	—	21,821	—	9,707	—	1,536

        For federal income tax purposes, distributions paid to stockholders of NMFC and AIV Holdings are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid by NMFC and AIV Holdings for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 were estimated to be as follows:

	Years ended December 31,
	2013		2012		2011
	NMFC	AIV Holdings	NMFC	AIV Holdings	NMFC	AIV Holdings
Ordinary income(non-qualified)	$44,778	$19,972	$26,218	$40,692	$8,944	$14,694
Ordinary income (qualified)	2,742	716	—	—	—	—
Capital gains	4,324	—	501	2,056	256	2,697
Return of capital	—	181,476	—	48,128	—	—

Total	$51,844	$202,164	$26,719	$90,876	$9,200	$17,391

        As of December 31, 2013, the costs of investments for NMFC and AIV Holdings for tax purposes were $642,704 and $68,547, respectively. As of December 31, 2012, the costs of investments for NMFC and AIV Holdings for tax purposes were $343,248 and $245,659, respectively. As of December 31, 2013, NMFC and AIV Holdings had capital loss carryforwards of approximately zero and $15,772, respectively.

        At December 31, 2013, December 31, 2012 and December 31, 2011, the components of distributable earnings on a tax basis differ from the amounts reflected per NMFC's and AIV Holdings' respective Statements of Assets and Liabilities by temporary book/tax differences primarily arising from differences between the tax and book basis of NMFC's and AIV Holdings' respective investment in the Operating Company and undistributed income.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 10. Distributions (Continued)

        As of December 31, 2013, December 31, 2012 and December 31, 2011, the components of accumulated earnings / (deficit) on a tax basis were as follows:

	Years ended December 31,
	2013		2012		2011
	NMFC	AIV Holdings	NMFC	AIV Holdings	NMFC	AIV Holdings
Accumulated capital gains / (losses)	$—	$(15,772)	$—	$—	$—	$—
Other temporary differences	10,070	(4,982)	7,942	(5,032)	—	—
Undistributed ordinary income	3,856	—	528	—	66	1,778
Unrealized (appreciation) / depreciation	2,346	(2,830)	(2,274)	(10,970)	823	(886)

Components of distributable earnings	$16,272	$(23,584)	$6,196	$(16,002)	$889	$892

        NMFC and AIV Holdings are subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC and AIV Holdings distribute, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of their respective net ordinary income earned for the calendar year and (2) 98.2% of their respective capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2012, both NMFC and AIV Holdings had no accrued estimated excise taxes. For the year ended December 31, 2013, NMFC and AIV Holdings accrued estimated excise taxes of $2.3 and zero, respectively.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 11. Stockholders' Equity

        The table below illustrates the effect of certain transactions on the capital accounts of NMFC:

	Common Stock
			Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation (Depreciation)	Total Stockholders' Equity
	Shares	Par Amount
Balance at December 31, 2010	—	$—	$—	$—	$—	$—	$—
Issuances of common stock in the IPO(1)	7,272,727	73	99,927	—	—	—	100,000
Issuances of common stock in private placement(2)	2,172,000	22	29,843	—	—	—	29,865
Issuances of common stock to New Mountain Guardian(3)	1,252,964	12	18,477	—	—	—	18,489
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(3,998)	—	—	—	(3,998)
Dividends declared	—	—	—	(8,345)	(855)	—	(9,200)
Net increase in stockholders' equity resulting from operations	—	—	—	8,345	1,141	845	10,331

Balance at December 31, 2011	10,697,691	$107	$144,249	$—	$286	$845	$145,487
Issuances of common stock	13,628,560	136	191,561	—	—	—	191,697
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(323)	—	—	—	(323)
Dividends declared	—	—	—	(19,792)	(6,927)	—	(26,719)
Net increase in stockholders' equity resulting from operations	—	—	—	19,792	7,593	4,399	31,784

Balance at December 31, 2012	24,326,251	$243	$335,487	$—	$952	$5,244	$341,926
Issuances of common stock	20,898,504	209	298,177	—	—	—	298,386
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(281)	—	—	—	(281)
Dividends declared	—	—	—	(50,521)	(1,323)	—	(51,844)
Net increase in stockholders' equity resulting from operations	—	—	—	50,521	5,427	5,972	61,920

Balance at December 31, 2013	45,224,755	$452	$633,383	$—	$5,056	$11,216	$650,107

(1)
On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share.

(2)
Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

(3)
On May 19, 2011, NMFC issued 1,252,964 share of common stock to New Mountain Guardian Partners, L.P. for their respective ownership interest in the Predecessor Entities.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 11. Stockholders' Equity (Continued)

        The table below illustrates the effect of certain transactions on the capital accounts of AIV Holdings:

	Common Stock
				Paid in Capital in Excess of Par	Undistributed Net Investment Income	Distributions In Excess of Net Realized Gains	Net Unrealized (Depreciation) Appreciation	Total Stockholder's Equity
	Shares	Par Amount
Balance at December 31, 2010	—	$—		$—	$—	$—	$—	$—
Issuance of common stock to New Mountain Guardian AIV, L.P.(2)	100	—	(1)	298,407	—	—	—	298,407
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—		(7,559)	—	—	—	(7,559)
Dividends declared	—	—		—	(15,775)	(1,616)	—	(17,391)
Net increase (decrease) in stockholder's equity resulting from operations	—	—		—	15,775	2,158	(16,375)	1,558
Tax reclassifications related to consent dividends (See Note 10)	—	—		1,536	—	(1,536)	—	—

Balance at December 31, 2011	100	$—	(1)	$292,384	$—	$(994)	$(16,375)	$275,015
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—		(241)	—	—	—	(241)
Dividends declared	—	—		—	(25,426)	(7,234)	—	(32,660)
Distribution to New Mountain Guardian AIV, L.P.	—	—		(57,835)	—	(381)	—	(58,216)
Net increase in stockholder's equity resulting from operations	—	—		—	25,426	11,640	7,049	44,115
Tax reclassifications related to return of capital distributions (See Note 10)	—	—		9,707	—	(9,707)	—	—

Balance at December 31, 2012	100	$—	(1)	$244,015	$—	$(6,676)	$(9,326)	$228,013
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—		(50)	—	—	—	(50)
Dividends declared	—	—		—	(13,155)	(141)	—	(13,296)
Distribution to New Mountain Guardian AIV, L.P.	—	—		(203,793)	—	14,925	—	(188,868)
Net increase (decrease) in stockholder's equity resulting from operations	—	—		—	13,155	(13,099)	12,554	12,610
Tax reclassifications related to return of capital distributions (See Note 10)	—	—		21,821	—	(21,821)	—	—

Balance at December 31, 2013	100	$—	(1)	$61,993	$—	$(26,812)	$3,228	$38,409

(1)
As of December 31, 2013, December 31, 2012 and December 31, 2011, the par amount of the total common stock was $1.

(2)
On May 19, 2011, AIV Holdings issued 100 shares of common stock to New Mountain Guardian AIV, L.P. for their respective ownership interest in the Predecessor Entities.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 12. Earnings Per Share

        The following information sets forth the computation of basic and diluted net increase in NMFC's net assets per share resulting from operations for the year ended December 31, 2013, December 31, 2012 and the period from May 19, 2011 (commencement of operations) to December 31, 2011:

			May 19, 2011 (commencement of operations) to December 31, 2011
	Years ended December 31,
	2013	2012
Numerator for basic earnings per share:	$61,920	$31,784	$10,331
Denominator for basic weighted average share:	35,092,722	14,860,838	10,697,691

Basic earnings per share:	$1.76	$2.14	$0.97

Numerator for diluted earnings per share(a):	$78,924	$73,996	$11,881
Denominator for diluted weighted average share(b):	44,021,920	34,011,738	30,919,629

Diluted earnings per share:	$1.79	$2.18	$0.38

(a)
Includes the full income at the Operating Company for the period. For the period May 19, 2011 (commencement of operations) to December 31, 2011, NMFC's unrealized appreciation in the Operating Company resulting from the IPO is netted against AIV Holdings' unrealized depreciation in the Operating Company resulting from the IPO.

(b)
Assumes all AIV Holdings units in the Operating Company were exchanged for public shares of NMFC during the years ended December 31, 2013, December 31, 2012 and for the period from May 19, 2011 to December 31, 2011, respectively (see Note 1, Formation and Business Purpose).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 13. Financial Highlights

        The following information sets forth the financial highlights for the Operating Company for the respective years ended December 31st.

	Years ended December 31,
	2013	2012	2011	2010	2009
Total return based on net asset value(a)	13.27%	16.61%	10.09%	26.54%	76.38%
Average net assets for the period	$630,156	$474,561	$361,031	$245,951	$195,467
Ratio to average net assets:
Net investment income	10.10%	9.53%	10.67%	15.23%	10.44%
Total expenses (gross)	8.64%	9.07%	5.59%	1.59%	0.72%
Total expenses (net of reimbursable expenses)	8.13%	8.55%	4.99%	1.59%	0.72%
Net assets, end of year	$688,516	$569,939	$420,502	$241,927	$239,441
Average debt outstanding—Holdings Credit Facility	$184,124	$133,600	$61,561	$68,343	$65,014
Average debt outstanding—SLF Credit Facility	$214,317	$181,395	$133,825	$27,672	N/A
Weighted average common membership units outstanding for the year	44,021,920	34,011,738	30,919,629 (b)	N/A	N/A
Asset coverage ratio	257.73%	235.31%	242.56%	307.43%	407.98%
Portfolio turnover	40.52%	52.02%	42.13%	76.69%	57.50%

N/A—Not applicable.

(a)
For the years ended December 31, 2013 and December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to the last day of the year, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the years ended December 31, 2010 and December 31, 2009, total return is the ratio of net income compared to capital, adjusted for capital contributions and distributions.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 13. Financial Highlights (Continued)

(b)
Weighted average common membership units outstanding presented from May 19, 2011 to December 31, 2011, as the fund became unitized on May 19, 2011, the IPO date.

	Years ended December 31,		May 19, 2011 (commencement of operations) to December 31, 2011
	2013	2012
Per unit data for the Operating Company(a):
Net asset value, January 1, 2013, January 1, 2012 and May 19, 2011(b), respectively	$14.06	$13.60	$14.08
Net investment income	1.45	1.33	0.78
Net realized and unrealized gains (losses)	0.35	0.84	(0.40)
Dividends from net investment income	(1.48)	(1.71)	(0.86)

Net increase (decrease) in net assets resulting from operations	0.32	0.46	(0.48)
Net asset value, December 31, 2013, December 31, 2012 and December 31, 2011, respectively	$14.38	$14.06	$13.60

(a)
Per unit data is based on weighted average common membership units outstanding.

(b)
Data presented from May 19, 2011 to December 31, 2011 as the fund became unitized on May 19, 2011, the IPO date.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 13. Financial Highlights (Continued)

        The following information sets forth the financial highlights for NMFC for the year ended December 31, 2013, December 31, 2012 and the period May 19, 2011 to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

			May 19, 2011 (commencement of operations) to December 31, 2011
	Years ended December 31,
	2013	2012
Per share data(a):
Net asset value, January 1, 2013, January 1, 2012 and May 19, 2011(b), respectively	$14.06	$13.60	$13.50
Net increase (decrease) in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.:
Net investment income	1.45	1.33	0.78
Net realized and unrealized gains (losses)	0.35	0.84	(0.40)

Total net increase	1.80	2.17	0.38
Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C.	—	—	0.58
Dividends declared	(1.48)	(1.71)	(0.86)

Net asset value, December 31, 2013, December 31, 2012 and December 31, 2011, respectively	$14.38	$14.06	$13.60

Per share market value, December 31, 2013, December 31, 2012 and December 31, 2011, respectively	$15.04	$14.90	$13.41

Total return based on market value(c)	11.62%	24.84%	4.16%
Total return based on net asset value(d)	13.27%	16.61%	2.82%
Shares outstanding at end of period	45,224,755	24,326,251	10,697,691
Average weighted shares outstanding for the period	35,092,722	14,860,838	10,697,691
Average net assets for the period	$502,822	$196,312	$147,766
Ratio to average net assets(e):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.13%	8.55%	5.79%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	10.10%	9.53%	9.08%

(a)
Per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 13. Financial Highlights (Continued)

(b)
Data presented from May 19, 2011 to December 31, 2011 as the fund became unitized on May 19, 2011, the IPO date.

(c)
For the years ended December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the years ended 2013 and 2012, and assuming a purchase of common stock at IPO, respectively, and a sale on the closing of the last day of the respective year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

(d)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(e)
Ratio to average net assets for the years ended December 31, 2013 and December 31, 2012 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

        The following information sets forth the financial highlights for AIV Holdings for the year ended December 31, 2013, December 31, 2012 and the period May 19, 2011 to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

	Years ended December 31,		May 19, 2011 (commencement of operations) to December 31, 2011
	2013	2012
Total return based on net asset value(a)	7.69%	18.04%	(5.44)%
Average net assets for the period	$127,334	$270,081	$279,323
Ratio to average net assets(b):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.13%	8.55%	5.79%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	10.10%	9.53%	9.08%

(a)
For the years ended December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(b)
Ratio to average net assets for the years ended December 31, 2013 and December 31, 2012 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 14. Selected Quarterly Financial Data (unaudited)

        The below selected quarterly financial data is for the Operating Company.

  (in thousands except for per unit data)

	Investment Income		Net Investment Income		Total Net Realized Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments		Net Increase (Decrease) in Capital Resulting from Operations
Quarter Ended	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total	Per Unit
December 31, 2013	$28,645	$0.60	$15,848	$0.33	$3,213	$0.07	$19,061	$0.40
September 30, 2013	25,793	0.57	12,659	0.29	7,819	0.17	20,478	0.46
June 30, 2013	35,156	0.82	23,543	0.55	(8,719)	(0.21)	14,824	0.34
March 31, 2013	25,318	0.62	11,627	0.28	12,934	0.32	24,561	0.60
December 31, 2012	$24,713	$0.65	$13,522	$0.36	$3,478	$0.09	$17,000	$0.45
September 30, 2012	21,752	0.60	10,136	0.28	12,109	0.34	22,245	0.62
June 30, 2012	20,299	0.66	11,646	0.38	(561)	(0.02)	11,085	0.36
March 31, 2012	19,022	0.62	9,913	0.32	13,754	0.45	23,667	0.77
December 31, 2011	$17,127	$0.55	$9,540	$0.31	$8,317	$0.27	$17,857	$0.58
September 30, 2011	15,069	0.49	10,002	0.32	(21,255)	(0.68)	(11,253)	(0.36)
June 30, 2011	13,116	0.42	9,554	0.31	(899)	(0.03)	8,655	0.28
March 31, 2011	11,212	N/A	9,429	N/A	6,990	N/A	16,419	N/A
December 31, 2010	$9,820	N/A	$8,335	N/A	$7,978	N/A	$16,313	N/A
September 30, 2010	13,881	N/A	13,145	N/A	5,560	N/A	18,705	N/A
June 30, 2010	8,597	N/A	7,777	N/A	(5,349)	N/A	2,428	N/A
March 31, 2010	9,077	N/A	8,208	N/A	18,138	N/A	26,346	N/A
December 31, 2009	$7,617	N/A	$6,617	N/A	$1,617	N/A	$8,234	N/A
September 30, 2009	6,148	N/A	6,030	N/A	33,709	N/A	39,739	N/A
June 30, 2009	5,092	N/A	4,877	N/A	42,562	N/A	47,439	N/A
March 31, 2009	2,910	N/A	2,883	N/A	27,385	N/A	30,268	N/A

N/A—Not applicable, as the Operating Company was not unitized until May 19, 2011.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 14. Selected Quarterly Financial Data (unaudited) (Continued)

        The below selected quarterly financial data is for NMFC.

  (in thousands except for per share data)

	Net Investment Income allocated from the Operating Company		Total Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2013	$14,826	$0.33	$3,119	$0.07	$17,945	$0.40
September 30, 2013	10,803	0.29	6,664	0.17	17,467	0.46
June 30, 2013	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	7,218	0.28	8,298	0.33	15,516	0.61
December 31, 2012	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	3,430	0.32	4,758	0.45	8,188	0.77
December 31, 2011	$3,301	$0.31	$2,877	$0.27	$6,178	$0.58
September 30, 2011	3,460	0.32	(7,353)	(0.68)	(3,893)	(0.36)
June 30, 2011	1,584	0.15	6,462	0.60	8,046	0.75
March 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A

N/A—Not applicable, as NMFC did not commence operations until May 19, 2011.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 14. Selected Quarterly Financial Data (unaudited) (Continued)

        The below selected quarterly financial data is for AIV Holdings.

  (in thousands)

Quarter Ended	Net Investment Income allocated from the Operating Company	Total Net Realized and Unrealized Gains (Losses)	Net Increase (Decrease) in Net Assets Resulting from Operations
December 31, 2013	$1,022	$(1,614)	$(592)
September 30, 2013	1,855	1,156	3,011
June 30, 2013	5,869	(3,078)	2,791
March 31, 2013	4,409	2,991	7,400
December 31, 2012	$5,764	$1,431	$7,195
September 30, 2012	5,562	8,630	14,192
June 30, 2012	7,617	(367)	7,250
March 31, 2012	6,483	8,995	15,478
December 31, 2011	$6,240	$5,439	$11,679
September 30, 2011	6,542	(13,902)	(7,360)
June 30, 2011	2,994	(5,755)	(2,761)
March 31, 2011	N/A	N/A	N/A

N/A—Not applicable, as AIV Holdings did not commence operations until May 19, 2011.

Note 15. Recent Accounting Standards Updates

        In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement and Disclosure Requirements ("ASU 2013-08"), which contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. ASU 2013-08 is effective for interim and annual periods beginning after December 15, 2013. The adoption of ASU 2013-08 is not expected to have a material impact on the Companies' financial statements.

Note 16. Subsequent Events

        On January 27, 2014, NMFC announced that the U.S. Small Business Administration ("SBA") issued a "green light" letter inviting NMFC to continue its application process to obtain a license to form and operate a Small Business Investment Company ("SBIC") subsidiary. If approved, a SBIC license would provide NMFC with an incremental source of attractive long-term capital.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2013

(in thousands, except units/shares and per unit/share data)

Note 16. Subsequent Events (Continued)

        Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license, and NMFC has received no assurance or indication from the SBA that it will receive a SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted.

        On February 3, 2014, NMFC completed an underwritten secondary public offering of 2,325,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.70 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 346,938 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 346,938 shares of common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC did not bear any expenses in connection with this offering. The offering expenses were borne by the selling stockholder, AIV Holdings. As of February 3, 2014, AIV Holdings no longer owns any units of the Operating Company and NMFC owns 100.0% of the outstanding units of the Operating Company. As a result, the Companies' current organizational structure may be collapsed or simplified in the future.

        On March 4, 2014, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a first quarter 2014 distribution of $0.34 per unit/share payable on March 31, 2014 to holders of record as of March 17, 2014.

5,000,000 Shares

New Mountain Finance Corporation

Common Stock

PROSPECTUS SUPPLEMENT

Goldman, Sachs & Co.	Wells Fargo Securities	Morgan Stanley
Baird	Keefe, Bruyette & Woods A Stifel Company
BB&T Capital Markets	Janney Montgomery Scott	Oppenheimer & Co.